                                                                   EXHIBIT 10.40

            SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

                                      among

                          OPTION ONE OWNER TRUST 2001-2
                                   as Issuer

                                       and

                      OPTION ONE LOAN WAREHOUSE CORPORATION
                                  as Depositor

                                       and

                         OPTION ONE MORTGAGE CORPORATION
                        as Loan Originator and Servicer

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                              as Indenture Trustee

                            Dated as of March 8, 2005

                          OPTION ONE OWNER TRUST 2001-2
                              MORTGAGE-BACKED NOTES

                               TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01   Definitions ..........................................................     1
Section 1.02   Other Definitional Provisions ........................................    31

                                   ARTICLE II

                        CONVEYANCE OF THE TRUST ESTATE;
                       ADDITIONAL NOTE PRINCIPAL BALANCES

Section 2.01   Conveyance of the Trust Estate; Additional Note Principal
               Balances .............................................................    32
Section 2.02   Ownership and Possession of Loan Files ...............................    34
Section 2.03   Books and Records Intention of the Parties ...........................    34
Section 2.04   Delivery of Loan Documents ...........................................    35
Section 2.05   Acceptance by the Indenture Trustee of the Loans; Certain
               Substitutions and Repurchases; Certification by the Custodian ........    36
Section 2.06   Conditions Precedent to Transfer Dates and Funding Dates .............    37
Section 2.07   Termination of Revolving Period ......................................    40
Section 2.08   Correction of Errors .................................................    40

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

Section 3.01   Representations and Warranties of the Depositor ......................    41
Section 3.02   Representations and Warranties of the Loan Originator ................    43
Section 3.03   Representations, Warranties and Covenants of the Servicer ............    45
Section 3.04   Reserved .............................................................    47
Section 3.05   Representations and Warranties Regarding Loans .......................    47
Section 3.06   Purchase and Substitution ............................................    48
Section 3.07   Dispositions .........................................................    50
Section 3.08   Servicer Put; Servicer Call ..........................................    53
Section 3.09   Modification of Underwriting Guidelines ..............................    53

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                                TABLE OF CONTENTS

                                   ARTICLE IV

                    ADMINISTRATION AND SERVICING OF THE LOANS

Section 4.01   Servicer's Servicing Obligations .....................................    53

                                    ARTICLE V

             ESTABLISHMENT OF TRUST ACCOUNTS; TRANSFER OBLIGATION

Section 5.01   Collection Account and Distribution Account ..........................    54
Section 5.02   Payments to Securityholders ..........................................    58
Section 5.03   Trust Accounts; Trust Account Property ...............................    59
Section 5.04   Advance Account ......................................................    61
Section 5.05   Transfer Obligation Account ..........................................    61
Section 5.06   Transfer Obligation ..................................................    63

                                   ARTICLE VI

              STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

Section 6.01   Statements ...........................................................    64
Section 6.02   Specification of Certain Tax Matters .................................    67
Section 6.03   Valuation of Loans, Hedge Value and Retained Securities
               Value, Market Value Agent ............................................    67

                                   ARTICLE VII

                                     HEDGING

Section 7.01   Hedging Instruments ..................................................    68

                                  ARTICLE VIII

                                  THE SERVICER

Section 8.01   Indemnification, Third Party Claims ..................................    69
Section 8.02   Merger or Consolidation of the Servicer ..............................    71
Section 8.03   Limitation on Liability of the Servicer and Others ...................    71

                             TABLE OF CONTENTS

Section 8.04   Servicer Not to Resign, Assignment ...................................    71
Section 8.05   Relationship of Servicer to Issuer and the Indenture Trustee .........    72
Section 8.06   Servicer May Own Securities ..........................................    72
Section 8.07   Indemnification of the Indenture Trustee and Initial Noteholder ......    72

                                   ARTICLE IX

                           SERVICER EVENTS OF DEFAULT

Section 9.01   Servicer Events of Default ...........................................    73
Section 9.02   Appointment of Successor .............................................    75
Section 9.03   Waiver of Defaults ...................................................    76
Section 9.04   Accounting Upon Termination of Servicer ..............................    76

                                    ARTICLE X

                            TERMINATION; PUT OPTION

Section 10.01  Termination ..........................................................    77
Section 10.02  Optional Termination .................................................    77
Section 10.03  Notice of Termination ................................................    78
Section 10.04  Put Option ...........................................................    78

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01  Acts of Securityholders ..............................................    78
Section 11.02  Amendment ............................................................    78
Section 11.03  Recordation of Agreement .............................................    79
Section 11.04  Duration of Agreement ................................................    79
Section 11.05  Governing Law ........................................................    79
Section 11.06  Notices ..............................................................    80
Section 11.07  Severability of Provisions ...........................................    80
Section 11.08  No Partnership .......................................................    80
Section 11.09  Counterparts .........................................................    80
Section 11.10  Successors and Assigns ...............................................    81

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                                TABLE OF CONTENTS

Section 11.11  Headings .............................................................    81
Section 11.12  Actions of Securityholders ...........................................    81
Section 11.13  Non-Petition Agreement ...............................................    81
Section 11.14  Holders of the Securities ............................................    82
Section 11.15  Due Diligence Fees, Due Diligence ....................................    82
Section 11.16  No Reliance ..........................................................    83
Section 11.17  Confidential Information .............................................    83
Section 11.18  Conflicts ............................................................    84
Section 11.19  Limitation on Liability ..............................................    84
Section 11.20  No Agency ............................................................    85

EXHIBITS

EXHIBIT A   Form of Notice of Additional Note Principal Balance
EXHIBIT B   Form of Servicer's Remittance Report to Trustee
EXHIBIT C   Form of S&SA Assignment
EXHIBIT D   Piggy-Backed Loan Underwriting Criteria
EXHIBIT E   Representations and Warranties Regarding the Loans
EXHIBIT F   Servicing Addendum
EXHIBIT G   Form of Quarterly Compliance Certificate
EXHIBIT H   Capital Adequacy Test

      SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

            This Second Amended and Restated Sale and Servicing Agreement is entered into effective as of March 8, 2005, among OPTION ONE OWNER TRUST 2001-2, a Delaware business trust (the "Issuer" or the "Trust"), OPTION ONE LOAN WAREHOUSE CORPORATION, a Delaware corporation, as Depositor (in such capacity, the "Depositor"), OPTION ONE MORTGAGE CORPORATION, a California corporation ("Option One"), as Loan Originator (in such capacity, the "Loan Originator") and as Servicer (in such capacity, the "Servicer"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee on behalf of the Noteholders (in such capacity, the "Indenture Trustee").

                                   WITNESETH:

            In consideration of the mutual agreements herein contained, the Issuer, the Depositor, the Loan Originator, the Servicer and the Indenture Trustee hereby agree as follows for the benefit of each of them and for the benefit of the holders of the Securities:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Definitions.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest described herein shall be made on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.

            Accepted Servicing Practices: The Servicer's normal servicing practices in servicing and administering similar mortgage loans for its own account, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account mortgage loans of the same type as the Loans in the jurisdictions in which the related Mortgaged Properties are located and will give due consideration to the Noteholders' reliance on the Servicer.

            Accrual Period: With respect to the Notes, the period commencing on and including the preceding Payment Date (or, in the case of the first Payment Date, the period commencing on and including the first Transfer Date (which first Transfer Date is the first date on which the Note Principal Balance is greater than zero)) and ending on the day preceding the related Payment Date.

            Act or Securities Act: The Securities Act of 1933, as amended.

            Additional Advance Rate: With respect to each day, a per annum interest rate equal to (i) 0.75% minus the LIBOR Margin for such day (but in no event less than zero) or (ii) following the occurrence of an Advance Note Event of Default, 3% minus the LIBOR Margin for such day (but in no event less than zero).

            Additional Note Balance: As defined in the Advance Indenture.

            Additional Note Principal Balance: With respect to each (i) Transfer Date, the aggregate Sales Prices of all Loans conveyed on such date and (ii) Funding Date, the amount of Additional Note Balance purchased by the Issuer from the Advance Trust on such date.

            Adjustment Date: With respect to each ARM, the date set forth in the related Promissory Note on which the Loan Interest Rate on such ARM is adjusted in accordance with the terms of the related Promissory Note.

            Administration Agreement: The Administration Agreement, dated as of April 1, 2001, among the Issuer and the Administrator.

            Administrator: Option One Mortgage Corporation, in its capacity as Administrator under the Administration Agreement.

            Advance Account: The account established and maintained pursuant to
Section 5:04. Advance Depositor: Option One Advance Corporation.

            Advance Documents: The "Transaction Documents" as defined in the Advance Indenture.

            Advance Indenture: The Indenture, dated as of November 1, 2003, between Option One Advance Trust 2003-ADV 1, as issuer and Wells Fargo Bank Minnesota, National Association, not in its individual capacity, but solely as indenture trustee.

            Advance Note: Any of the Advance Trust's Advance Receivables Backed Notes, Series 2003-ADV 1, executed, authenticated and delivered under the Advance Indenture.

            Advance Note Event of Default: An "Event of Default" as defined in the Advance Indenture.

            Advance Note Purchase Agreement: The Note Purchase Agreement, dated as of November 1, 2003, among the Advance Trust, Option One Owner Trust 2001-1 A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2 and Greenwich Capital Financial Products, Inc. as agent.

            Advance Trust: Option One Advance Trust 2003-ADV 1.

            Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            Agreement: This Agreement, as the same may be amended and supplemented from time to time.

            ALTA: The American Land Title Association and its successors in interest. Appraised Value: With respect to any Loan, and the related Mortgaged Property, the lesser of:

            (i) the lesser of (a) the value thereof as determined by an appraisal made for the originator of the Loan at the time of origination of the Loan by an appraiser who met the minimum requirements of Fannie Mae or Freddie Mac, and (b) the value thereof as determined by a review appraisal conducted by the Loan Originator in the event any such review appraisal determines an appraised value more than 10% lower than the value thereof, in the case of a Loan with a Loan-to-Value Ratio less than or equal to 80%, or more than 5% lower than the value thereof, in the case of a Loan with a Loan-to-Value Ratio greater than 80%, as determined by the appraisal referred to in clause (i)(a) above; and

            (ii) the purchase price paid for the related Mortgaged Property by the Borrower with the proceeds of the Loan; provided, however, that in the case of a refinanced Loan (which is a Loan the proceeds of which were not used to purchase the related Mortgaged Property) or a Loan originated in connection with a "lease option purchase" if the "lease option purchase price" was set 12 months or more prior to origination, such value of the Mortgaged Property is based solely upon clause (i) above.

            ARM: Any Loan, the Loan Interest Rate with respect to which is subject to adjustment during the life of such Loan.

            Assignment: An LPA Assignment or S&SA Assignment.

            Assignment of Mortgage: With respect to any Loan, an assignment of the related Mortgage in blank or to Wells Fargo Bank Minnesota, National Association, as custodian or trustee under the applicable custodial agreement or trust agreement, and notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment and pledge of such Mortgage.

            Balloon Loan: Any Loan for which the related monthly payments, other than the monthly payment due on the maturity date stated in the Promissory Note, are computed on the basis of a period to full amortization ending on a date that is later than such maturity date.

            Basic Documents: This Agreement, the Administration Agreement, the Custodial Agreement, the Indenture, the Loan Purchase and Contribution Agreement, the Master Disposition Confirmation Agreement, the Note Purchase Agreement, the Advance Note Purchase Agreement, the Trust Agreement, the Subordination Agreement, the Cross Default Agreement, each Hedging Instrument, if any, and, as and when required to be executed and delivered, the Assignments.

            Bill of Sale: With respect to any Funding Date, a bill of sale, substantially in the form attached as Exhibit C to the Receivables Purchase Agreement, delivered by Option One and the Depositor to the Issuer, the Agent and the Indenture Trustee pursuant to the Receivables Purchase Agreement.

            Borrower: The obligor or obligors on a Promissory Note.

            Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in New York City, California, Maryland, Minnesota, Pennsylvania, Delaware or in the city in which the corporate trust office of the Indenture Trustee is located or the city in which the Servicer's servicing operations are located are authorized or obligated by law or executive order to be closed.

            Certificateholder. A holder of a Trust Certificate.

            Clean-up Call Date: The first Payment Date occurring after the end of the Revolving Period and the date on which the Note Principal Balance declines to 10% or less of the aggregate Note Principal Balance as of the end of the Revolving Period.

            Closing Date: April 18, 2001.

            Code: The Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated by the United States Treasury thereunder.

            Collateral Percentage: With respect to each Loan and any Business Day, a percentage determined as follows:

            (a) with respect to all Loans other than Scratch & Dent Loans, 98%; and

            (b) with respect to all Scratch & Dent Loans, 90%.

            Collateral Value: (I) With respect to the Advance Note and each Business Day, 100% of the Note Principal Balance of the Advance Note on such day and (II) with respect to each Loan and each Business Day, an amount equal to the positive difference, if any, between (a) the lesser of (1) the Collateral Percentage of the Market Value of such Loan, and (2) 100% of the Principal Balance of such Loan (other than a Scratch & Dent Loan which shall be 75% of the Principal Balance thereof) each as of such Business Day, less (b) the aggregate unreimbursed Servicing Advances attributable to such Loan as of the most recent Determination Date; provided, however, that the Collateral Value shall be zero with respect to the Advance Note following the occurrence of an Advance Note Event of Default and with respect to each Loan (1) that the Loan Originator is required to repurchase pursuant to Section 2.05 or Section 3.06 hereof or (2) which is a Loan of the type specified in subparagraphs (i)-(ix) hereof and which is in excess of the limits permitted under subparagraphs(i)-(ix) hereof, or (3) which remains pledged to the Indenture Trustee later than 180 days after its related Transfer Date, or (4) which has been released from the possession of the Custodian to the Servicer or any Loan Originator for a period in excess of 21 days or exceed the 50 Loan limit for released Loans set forth in the Custodial Agreement, or (5) that is a Loan which is 60 or more days Delinquent or a Foreclosed Loan, or (6) that is a Mixed Use Loan, or (7) that is a Wet Funded Loan and the related Loan Documents have not been delivered to the Custodian within fifteen (15) calendar days after the date of conveyance of such Loan to the Issuer hereunder, or (8) that is a Scratch and Dent Loan that has not been liquidated within 90 days after the determination of such deficiency, or (9) that has an original Principal Balance greater than $1,000,000 or (10) that is a Scratch and Dent Loan for which a description of the related deficiency has not been reported to the Initial Noteholder within one Business Day of the related Transfer Date; provided, further, that (A)

            (i) the aggregate Collateral Value of Loans which are Second Lien Loans may not exceed 15% of the Maximum Note Principal Balance; provided, that the aggregate Collateral Value of Second Lien Loans exclusive of any Second Lien Loans that are Piggy-Backed Loans may not exceed 7.5% of the Maximum Note Principal Balance;

            (ii) the aggregate Collateral Value of Loans that are High LTV Loans with an LTV or CLTV, as applicable, of 95.01% or greater may not exceed 3% of the Maximum Note Principal Balance;

            (iii) the aggregate Collateral Value of Loans which are 30 to 59 days Delinquent as of the related Determination Date may not exceed 5% of the Maximum Note Principal Balance;

            (iv) the aggregate Collateral Value of Loans with an original Principal Balance greater than $350,000 but less than $500,000 may not exceed 20% of the Maximum Note Principal Balance;

            (v) the aggregate Collateral Value of Loans with an original Principal Balance greater than $500,000 may not exceed 5% of the Maximum Note Principal Balance;

            (vi) the aggregate Collateral Value of Loans which are classified as "CC" quality Loans may not exceed 5% of the Maximum Note Principal Balance;

            (vii) the aggregate Collateral Value of Loans which are classified as "C" or "CC" quality Loans may not exceed 12% of the Maximum Note Principal Balance;

            (viii) the aggregate Collateral Value of Loans which are Scratch and Dent Loans may not in the aggregate exceed 5% of the Maximum Note Principal Balance;

            (ix) the aggregate Collateral Value of Loans that are Wet Funded Loans may not exceed 40% of the Maximum Note Principal Balance;

            (x) the aggregate Collateral Value of Loans that conform to Fannie Mae, Freddie Mac or Ginnie Mae underwriting guidelines may not exceed 20% of the Maximum Note Principal Balance, and the interest rates of such Loans shall be sufficiently hedged to the satisfaction of the Initial Noteholder; and

            (xi) the aggregate Collateral Value of Advance Receivables shall in no event exceed $112 million.

            (B) each Loan shall be counted in each applicable category in (A) above and may be counted in 2 or more categories in (A) above at the same time; provided that once the Collateral Value of any Loan equals zero, it shall not be counted in any category listed in (A) above.

            Collection Account: The account designated as such, established and maintained by the Servicer in accordance with Section 5.01(a)(1) hereof.

            Combined LTV or CLTV: With respect to any Second Lien Loan, the ratio of the outstanding principal balance on the related date of origination of
(a)(i) such Loan plus (ii) the loan constituting the first lien to the lesser of (b)(x) the Appraised Value of the Mortgaged Property at origination or (y) if the Mortgaged Property was purchased within 12 months of the origination of the Loan, the purchase price of the Mortgaged Property, expressed as a percentage.

            Commission: The Securities and Exchange Commission.

            Convertible Loan: A Loan that by its terms and subject to certain conditions contained in the related Mortgage or Promissory Note allows the Borrower to convert the adjustable -+/-. Loan Interest Rate on such Loan to a fixed Loan Interest Rate.

            Cross Default Agreement: The letter agreement dated as of April 1, 2001, between Bank of America, N.A. and Option One Mortgage Corporation.

            Custodial Agreement: The custodial agreement dated as of April 1, 2001, among the Issuer, the Servicer, the Indenture Trustee and the Custodian, providing for the retention of the Custodial Loan Files by the Custodian on behalf of the Indenture Trustee.

            Custodial Loan File: As defined in the Custodial Agreement.

            Custodian: The custodian named in the Custodial Agreement, which custodian shall not be affiliated with the Servicer, the Loan Originator, the Depositor or any Subservicer. Wells Fargo Bank Minnesota, National Association, a national banking association, shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

            Custodian Fee: For any Payment Date, the fee payable to the Custodian on such Payment Date as set forth in the Custodian Fee Notice for such Payment Date, which fee shall be calculated in accordance with the separate fee letter between the Custodian and the Servicer.

            Custodian Fee Notice: For any Payment Date, the written notice provided by the Custodian to the Servicer and the Indenture Trustee pursuant to
Section 6.01, which notice shall specify the amount of the Custodian Fee payable on such Payment Date.

            Daily Interest Accrual Amount: With respect to each day and the related Accrual Period, the sum of (i) interest accrued at the Note Interest Rate with respect to such Accrual Period on the Note Principal Balance as of the preceding Business Day after giving effect to all changes to the Note Principal Balance on or prior to such preceding Business Day, (ii) interest accrued at the Additional Advance Rate on the portion of the Note Principal Balance equal to the outstanding principal balance of the Advance Note as of the preceding Business Day after giving effect to all changes to the outstanding principal balance of the Advance Note on or prior to such Business Day and (iii) interest accrued at 0.10% with respect to such Accrual Period on the aggregate Principal Balance of all Wet Funded Loans as of the preceding Business Day after giving effect to all changes to the aggregate Collateral Value of all Wet Funded Loans on or prior to such preceding Business Day; provided however, for purposes of calculating the Daily Interest Accrual Amount, Wet Funded Loans shall not include Loans for which a Trust Receipt (as defined in the Custodial Agreement) has been delivered to the Initial Noteholder as of the Wet Funded Custodial File Delivery Date. For purposes of the Daily Interest Accrual Amount, a

Wet Funded Loan shall cease to be a Wet Funded Loan on the Business Day that a Trust Receipt is received by the Note Purchaser with respect to such Loan, provided, that any Wet Funded Loan for which a Trust Receipt is received after 4:30 p.m. New York City time shall continue to be a Wet Funded Loan until the following Business Day.

            Deemed Cured: With respect to the occurrence of a Performance Trigger or Rapid Amortization Trigger, when the condition that originally gave rise to the occurrence of such trigger has not continued for 20 consecutive days, or if the occurrence of such Performance Trigger or Rapid Amortization Trigger has been waived in writing by the Majority Noteholder.

            Default: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

            Defaulted Loan: With respect to any Determination Date, any Loan, including, without limitation, any Liquidated Loan with respect to which any of the following has occurred as of the end of the related Remittance Period: (a) foreclosure or similar proceedings have been commenced; or (b) the Servicer or any Subservicer has determined in good faith and in accordance with the servicing standard set forth in Section 4.01 of the Servicing Addendum that such Loan is in default or imminent default.

            Deleted Loan: A Loan replaced or to be replaced by one or more Qualified Substitute Loans.

            Delinquency Ratio: The percentage equivalent of a fraction: (i) the numerator of which is equal to the aggregate outstanding Principal Balance of all Loans that are Delinquent 60 days or more, including Foreclosure Property, and (ii) the denominator of which is equal to the average aggregate outstanding Principal Balance of all Loans for the three immediately preceding calendar months as of the date of determination.

            Delinquent: A Loan is "Delinquent" if any Monthly Payment due thereon is not made by the close of business on the day such Monthly Payment is required to be paid. A Loan is "30 days Delinquent" if any Monthly Payment due thereon has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was required to be paid or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was required to be paid on the 31st day of such month), then on the last day of such immediately succeeding month. The determination of whether a Loan is "60 days Delinquent," "90 days Delinquent", etc., shall be made in like manner.

            Delivery: When used with respect to Trust Account Property means:

            (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery (except with respect to Trust Account Property consisting of certificated securities (as defined in Section 8-102(a)(4) of the UCC)), physical delivery to the Indenture Trustee or its custodian (or the related Securities Intermediary) endorsed to the Indenture Trustee or its custodian (or the related Securities

Intermediary) or endorsed in blank (and if delivered and endorsed to the Securities Intermediary, by continuous credit thereof by book-entry to the related Trust Account);

            (b) with respect to a certificated security (i) delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank to its custodian or the related Securities Intermediary and the making by such Securities Intermediary of appropriate entries in its records identifying such certificated securities as credited to the related Trust Account, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(5) of the UCC) and the making by such clearing corporation of appropriate entries in its records crediting the securities account of the related Securities Intermediary by the amount of such certificated security and the making by such Securities Intermediary of appropriate entries in its records identifying such certificated securities as credited to the related Trust Account (all of the Trust Account Property described in Subsections (a) and (b), "Physical Property");

            and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian (or the related Securities Intermediary); and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

            (c) with respect to any security issued by the U.S. Treasury, Fannie Mae or Freddie Mac that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: the making by a Federal Reserve Bank of an appropriate entry crediting such Trust Account Property to an account of the related Securities Intermediary or the securities intermediary that is
(x) also a "participant" pursuant to applicable federal regulations and (y) is acting as securities intermediary on behalf of the Securities Intermediary with respect to such Trust Account Property; the making by such Securities Intermediary or securities intermediary of appropriate entries in its records crediting such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations and Articles 8 and 9 of the UCC to the related Trust Account; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

            (d) with respect to any item of Trust Account Property that is an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (c) above, registration in the records of the issuer thereof in the name of the related Securities Intermediary, and the making by such Securities Intermediary of appropriate entries in its records crediting such uncertificated security to the related Trust Account.

            Designated Depository Institution: With respect to an Eligible Account, an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the long-term deposits of which shall be rated A or better by S&P or A2 or better by Moody's and the short-term deposits of which shall be rated P-1 or better by Moody's and A- I or better by S&P, unless otherwise approved in writing by the Initial Noteholder and which is any of the following: (A) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (B) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (C) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (D) a principal subsidiary of a bank holding company or (E) approved in writing by the Initial Noteholder and, in each case acting or designated by the Servicer as the depository institution for the Eligible Account; provided, however, that any such institution or association shall have combined capital, surplus and undivided profits of at least $50,000,000.

            Depositor: Option One Loan Warehouse Corporation, a Delaware corporation, and any successors thereto.

            Determination Date: With respect to any Payment Date occurring on the 10th day of a month, the last calendar day of the month immediately preceding the month of such Payment Date, and with respect to any other Payment Date, as mutually agreed by the Servicer and the Noteholders.

            Disposition: A Securitization, Whole Loan Sale transaction, or other disposition of Loans.

            Disposition Agent: Bank of America, N.A. and its successors and assigns acting at the direction, and as agent, of the Majority Noteholders.

            Disposition Participant: As applicable, with respect to a Disposition, any "depositor" with respect to such Disposition, the Disposition Agent, the Majority Noteholders, the Issuer, the Servicer, the related trustee and the related custodian, any nationally recognized credit rating agency, the related underwriters, the related placement agent, the related credit enhancer, the related whole-loan purchaser, the related purchaser of securities and/or any other party necessary or, in the good faith belief of any of the foregoing, desirable to effect a Disposition.

            Disposition Proceeds: With respect to a Disposition, (x) the proceeds of the Disposition remitted to the Trust in respect of the Loans transferred on the date of and with respect to such Disposition, including without limitation, any cash and Retained Securities created in any related Securitization less all costs, fees and expenses incurred in connection with such Disposition, including, without limitation, all amounts deposited into any reserve accounts upon the closing thereof plus or minus (y) the net positive or net negative value of all Hedging Instruments terminated in connection with such Disposition minus (z) all other amounts agreed upon in writing by the Initial Noteholder, the Trust and the Servicer.

            Distribution Account: The account established and maintained pursuant to Section 5.01(a)(2) hereof.

            Due Date: The day of the month on which the Monthly Payment is due from the Borrower with respect to a Loan.

            Due Diligence Fees: Shall have the meaning provided in Section 11.15 hereof.

            Eligible Account: At any time, an account which is: (1) maintained with a Designated Depository Institution; (ii) fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Indenture Trustee and the Issuer, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or (iv) with the prior written consent of the Majority Noteholders, any other account.

            Eligible Servicer: (x) Option One or (y) any other Person to which the Majority Noteholders may consent in writing.

            Escrow Payments: With respect to any Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, fire, hazard, liability and other insurance premiums, condominium charges, and any other payments required to be escrowed by the related Borrower with the lender or servicer pursuant to the Mortgage or any other document.

            Event of Default: Either a Servicer Event of Default or an Event of Default under the Indenture.

            Exceptions Report: The meaning set forth in the Custodial Agreement.

            Exchange Act: The Securities Exchange Act of 1934, as amended.

            Fannie Mae: The Federal National Mortgage Association and any successor thereto.

            FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

            Fidelity Bond: As described in Section 4.10 of the Servicing
Addendum.

            Final Put Date: The Put Date following the end of the Revolving Period on which the Majority Noteholders exercise the Put Option with respect to the entire outstanding Note Principal Balance.

            Final Recovery Determination: With respect to any defaulted Loan or any Foreclosure Property, a determination made by the Servicer that all Mortgage Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a servicing officer of the Servicer, of each Final Recovery Determination.

            Financial Covenants: With respect to Option One, the following financial covenants:

            (a) Option One must maintain a minimum "Tangible Net Worth" (defined and determined in accordance with GAAP and exclusive of (i) any loans outstanding to any officer or director of Option One or its Affiliates (ii) any intangibles (other than originated or purchased servicing rights) and (iii) any receivables from H&R Block) of $425 million as of any day.

            (b) Option One must maintain a ratio of 1.0 or greater at any time pursuant to the Capital Adequacy Test, attached as Exhibit H hereto.

            (c) Option One may not exceed a maximum non-warehouse leverage ratio (the ratio of (i) the sum of (A) all funded debt (excluding debt from H&R Block or any of its Affiliates and all non-recourse debt) less (B) 91% of its mortgage loan inventory held for sale less (C) 90% of servicing advance receivables (determined and valued in accordance with GAAP) to (ii) Tangible Net Worth) of 0.50x at any time. Any direct or indirect debt provided by H&R Block or any of its Affiliates will be subject to the Subordination Agreement; or, if H&R Block does not enter into the Subordination Agreement, the maximum permitted non- warehousing leverage ratio including debt from H&R Block will be 1.0x at any time, provided, that no more than 0.5x of such non-warehouse leverage ratio can be funded by entities not affiliated with Option One or H&R Block.

            (d) Option One will maintain a minimum liquidity facility (defined as a committed, unsecured, non-amortizing liquidity facility from H&R Block not to mature (scheduled or accelerated) prior to the Maturity Date) in an amount no less than $150 million. Such facility from H&R Block cannot contain covenants or termination events more restrictive than the covenants or termination events contained in the Basic Documents.

            (e) Option One must maintain a minimum "Net Income" (defined and determined in accordance with GAAP) of at least $1 based on the total of the current quarter combined with the previous three quarters.

            First Lien Loan: A Loan secured by the lien on the related Mortgaged Property, subject to no prior liens on such Mortgaged Property.

            Foreclosed Loan: As of any Determination Date, any Loan that as of the end of the preceding Remittance Period has been discharged as a result of
(i) the completion of foreclosure or comparable proceedings by the Servicer, on behalf of the Issuer; (ii) the acceptance of the deed or other evidence of title to the related Mortgaged Property in lieu of foreclosure or other comparable proceeding; or (iii) the acquisition of title to the related Mortgaged Property by operation of law.

            Foreclosure Property: Any real property securing a Foreclosed Loan that has been acquired by the Servicer on behalf of the Issuer through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Loan.

            Freddie Mac: The Federal Home Loan Mortgage Corporation and any successor thereto.

            Funding Account: As defined in the Advance Indenture.

            Funding Date: With respect to the Advance Note, the day on which Additional Note Balance is purchased by the Issuer under the Advance Note Purchase Agreement.

            Funding Notice: As defined in the Advance Indenture.

            GAAP: Generally Accepted Accounting Principles as in effect in the United States.

            Gross Margin: With respect to each ARM, the fixed percentage amount set forth in the related Promissory Note.

            H&R Block: H&R Block Inc. and any successor thereto.

            Hedge Funding Requirement: With respect to any day, all amounts required to be paid or delivered by the Issuer under any Hedging Instrument, whether in respect of payments thereunder or in order to meet margin, collateral or other requirements thereof. Such amounts shall be calculated by the Market Value Agent and the Indenture Trustee shall be notified of such amount by the Market Value Agent.

            Hedge Value: With respect to any Business Day and a specific Hedging Instrument the positive amount, if any, that is equal to the amount that would be paid to the Issuer in consideration of an agreement between the Issuer and an unaffiliated third party, that would have the effect of preserving for the Issuer the net economic equivalent, as of such Business Day, of all payment and delivery requirements payable to and by the Issuer under such Hedging Instrument until the termination thereof, as determined by the Market Value Agent in accordance with Section 6.03 hereof.

            Hedging Counterparty: A Person (i) (A) the long-term and commercial paper or short-term deposit ratings of which are acceptable to the Majority Noteholders and (B) which shall agree in writing that, in the event that any of its long-term or commercial paper or short-term deposit ratings cease to be at or above the levels deemed acceptable by the Majority Noteholders, it shall secure its obligations in accordance with the request of the Majority Noteholders, (ii) that has entered into a Hedging Instrument and (iii) that is acceptable to the Majority Noteholders.

            Hedging Instrument: Any interest rate cap agreement, interest rate floor agreement, interest rate swap agreement or other interest rate hedging agreement entered into by the Issuer with a Hedging Counterparty, and which requires the Hedging Counterparty to deposit all amounts payable thereby directly to the Collection Account. Each Hedging Instrument shall meet the requirements set forth in Article VII hereof with respect thereto.

            High LTV Loans: First Lien Loans with an LTV, and Second Lien Loans (which are not Piggy-Backed Loans) with a CLTV, greater than or equal to 85% and less than or equal to 100%.

            Indenture: The Indenture dated as of April 1, 2001, and as amended and restated through and including November 25, 2003, between the Issuer and the Indenture Trustee, as the same may be further amended or supplemented from time to time.

            Indenture Trustee: Wells Fargo Bank Minnesota, National Association, a national banking association, as Indenture Trustee under the Indenture, or any successor indenture trustee under the Indenture.

            Indenture Trustee Fee: An annual fee of $5,000 payable by the Servicer in accordance with a separate fee agreement between the Indenture Trustee and the Servicer and Section 5.01 hereof.

            Independent: When used with respect to any specified Person, such Person (i) is in fact independent of the Loan Originator, the Servicer, the Depositor or any of their respective Affiliates, (ii) does not have any direct financial interest in, or any material indirect financial interest in, the Loan Originator, the Servicer, the Depositor or any of their respective Affiliates and (iii) is not connected with the Loan Originator, the Depositor, the Servicer or any of their respective Affiliates, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Loan Originator, the Depositor, the Servicer or any of their respective Affiliates merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Loan Originator, the Depositor, the Servicer or any of their respective Affiliates, as the case may be.

            Independent Accountants: A firm of nationally recognized certified public accountants which is independent according to the provisions of SEC Regulation S-X, Article 2.

            Index: With respect to each ARM, the index set forth in the related Promissory Note for the purpose of calculating the Loan Interest Rate thereon.

            Initial Noteholder: Bank of America, N.A. or an Affiliate thereof identified in writing by Bank of America, N.A. to the Indenture Trustee and the other parties hereto.

            Interest Carry-Forward Amount: With respect to any Payment Date, the excess, if any, of (A) the Interest Payment Amount for such Payment Date plus the Interest Carry-Forward Amount for the prior Payment Date over (B) the amount in respect of interest that is actually paid from the Distribution Account on such Payment Date in respect of the interest for such Payment Date.

            Interest Payment Amount: With respect to any Payment Date, the sum of the Daily Interest Accrual Amounts for all days in the related Accrual Period.

            LIBOR Business Day: Any day on which banks in the City of London are open and conducting transactions in United States dollars.

            LIBOR Determination Date: With respect to each Accrual Period, each day during such Accrual Period.

            LIBOR Margin: with respect to each Accrual Period, the percentage corresponding to the Unfunded Transfer Obligation Percentage as of each LIBOR Determination Date, as set forth in the following table:

Unfunded Transfer Obligation Percentage:             LIBOR Margin:
----------------------------------------             -------------
>= 8.00%                                                  0.50%
>= 4.00%, but < 8.00%                                     1.25%
< 4.00%                                                   2.00%

provided, further, that the LIBOR Margin shall be equal to 2.00% upon the occurrence of an Event of Default or for the period commencing on the Payment Date identified in clause (i) of the definition of Clean-up Call Date.

            Lien: With respect to any asset, (a) any mortgage, lien, pledge, charge, security to interest, hypothecation, option or encumbrance of any kind in respect of such asset or (b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

            Lifetime Cap: The provision in the Promissory Note for each ARM which limits the maximum Loan Interest Rate over the life of such ARM.

            Lifetime Floor: The provision in the Promissory Note for each ARM which limits the minimum Loan Interest Rate over the life of such ARM.

            Liquidated Loan: As defined in Section 4.03(c) of the Servicing Addendum.

            Liquidated Loan Losses: With respect to any Determination Date, the difference between (i) the aggregate Principal Balances as of such date of all Loans that became Liquidated Loans and (ii) all Liquidation Proceeds allocable to principal received on or prior to such date.

            Liquidation Proceeds: With respect to a Liquidated Loan, any cash amounts received in connection with the liquidation of such Liquidated Loan, whether through trustee's sale, foreclosure sale or other disposition, any cash amounts received in connection with the management of the Mortgaged Property from Defaulted Loans, any proceeds from Primary Insurance Policies, and any other amounts required to be deposited in the Collection Account pursuant to
Section 5.01(b)(1) hereof, in each case other than Mortgage Insurance Proceeds and Released Mortgaged Property Proceeds. Liquidation Proceeds shall also include any awards or settlements in respect of the related Mortgage Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

            Loan: Any loan sold to the Trust hereunder and pledged to the Indenture Trustee, which loan includes, without limitation, (i) a Promissory Note and related Mortgage and (ii) all right, title and interest of the Loan Originator in and to the Mortgaged Property covered by such Mortgage. The term Loan shall be deemed to include the related Promissory Note, related Mortgage and related Foreclosure Property, if any.

            Loan Documents: With respect to a Loan, the documents comprising the Custodial Loan File for such Loan File.

            Loan File: With respect to each Loan, the Custodial Loan File and the Servicer's Loan

            Loan Interest Rate: With respect to each Loan, the annual rate of interest borne by the related Promissory Note, as shown on the Loan Schedule, and, in the case of an ARM, as the same may be periodically adjusted in accordance with the terms of such Loan.

            Loan Originator: Option One and its permitted successors and assigns.

            Loan Pool: As of any date of determination, the pool of all Loans conveyed to the Issuer pursuant to this Agreement on all Transfer Dates up to and including such date of determination, which Loans have not been released from the Lien of the Indenture pursuant to the terms of the Basic Documents, together with the rights and obligations of a holder thereof, and the payments thereon and proceeds therefrom received on and after the applicable Transfer Cut-off Date, as identified from time to time on the Loan Schedule.

            Loan Purchase and Contribution Agreement: The Loan Purchase and Contribution Agreement, between Option One, as seller and the Depositor, as purchaser, dated as of April 1, 2001, and all supplements and amendments thereto.

            Loan Schedule: The schedule of Loans conveyed to the Issuer on the Closing Date and on each Transfer Date and delivered to the Initial Noteholder and the Custodian in the form of a computer-readable transmission specifying the information set forth in Exhibit C to the Custodial Agreement.

            Loan-to-Value Ratio or LTV: With respect to any First Lien Loan, the ratio of the original outstanding principal amount of such Loan to the lesser of
(a) the Appraised Value of the Mortgaged Property at origination or (b) if the Mortgaged Property was purchased within 12 months of the origination of the Loan, the purchase price of the Mortgaged Property.

            LPA Assignment: The Assignment of Loans from Option One to the Depositor under the Loan Purchase and Contribution Agreement.

            Majority Certificateholders: Has the meaning set forth in the Trust Agreement.

            Majority Noteholders: The holder or holders of in excess of 50% of the Note Principal Balance. In the event of the release of the Lien of the Indenture in accordance with the terms thereof, the Majority Noteholders shall mean the Majority Certificateholders.

            Market Value: The market value of a Loan as of any Business Day as determined by the Market Value Agent in accordance with Section 6.03 hereof.

            Market Value Agent: Bank of America, N.A. or an Affiliate thereof designated by Bank of America, N.A. in writing to the parties hereto and, in either case, its successors in interest.

            Master Disposition Confirmation Agreement: The Master Disposition Confirmation Agreement dated as of March 1, 2001, by and among Option One Mortgage Corporation, the Depositor, Option One Owner Trust 2001-1 A, Option One Owner Trust 2001-1 B, Option One Owner Trust 2001-2, Wells Fargo Bank Minnesota, National Association, Bank of America, N.A., Greenwich Capital Financial Products, Inc. and Steamboat Funding Corporation.

            Maturity Date: With respect to the Notes, as set forth in the Indenture or such later date as may be agreed in writing by the Majority Noteholders.

            Maximum Cumulative Loss Ratio: With respect to all mortgage loans originated in the same calendar year (each year's loans being considered as a single pool) and serviced by Option One (whether or not such mortgage loans are sold or contributed to the Depositor), beginning with mortgage loans originated in 1997 (measured on a static pool basis) the cumulative losses on each such pool may not exceed 1.50% in the first year, 2.25% in the second year, 2.85% in the third year, 3.60% in the fourth year and 4.25% thereafter.

            Maximum Note Principal Balance: As defined in Section 1.01 of the Note Purchase Agreement.

            Mixed Use Loan: A Loan secured by a Mortgaged Property that is used primarily for residential purposes, but which is also used for non-residential purposes.

            Monthly Advance: The aggregate of the advances made by the Servicer on any Remittance Date pursuant to Section 4.14 of the Servicing Addendum.

            Monthly Payment: The scheduled monthly payment of principal and/or interest required to be made by a Borrower on the related Loan, as set forth in the related Promissory Note.

            Monthly Remittance Amount: With respect to each Remittance Date, the sum, without duplication, of (i) the aggregate payments on the Loans collected by the Servicer pursuant to Section 5.01(b)(1)(i) during the immediately preceding Remittance Period and (ii) the aggregate of amounts deposited into the Collection Account pursuant to Section 5.01(b)(1)(ii) through 5.01(b)(1)(vi) and
Section 5.01(b)(1)(xi) during the immediately preceding Remittance Period and
(iii) any Termination Price, cash Disposition Proceeds and payments by Hedging Counterparties received on or prior to the related Determination Date and not previously included in a Monthly Remittance Amount.

            Moody's: Moody's Investors Service, Inc., or any successor thereto.

            Mortgage: With respect to any Loan, the mortgage, deed of trust or other instrument securing the related Promissory Note, which creates a first or second lien on the fee in real property and/or a first or second lien on the leasehold estate in real property securing the Promissory Note and the assignment of rents and leases related thereto.

            Mortgage Insurance Policies: With respect to any Mortgaged Property or Loan, the insurance policies required pursuant to Section 4.08 of the Servicing Addendum.

            Mortgage Insurance Proceeds: With respect to any Mortgaged Property, all amounts collected in respect of Mortgage Insurance Policies and not required either pursuant to applicable law or the related Loan Documents to be applied to the restoration of the related Mortgaged Property or paid to the related Borrower.

            Mortgaged Property: With respect to a Loan, the related Borrower's fee and/or leasehold interest in the real property (and/or all improvements, buildings, fixtures, building equipment and personal property thereon (to the extent applicable) and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by the related Promissory Note.

            Net Liquidation Proceeds: With respect to any Payment Date, Liquidation Proceeds received during the prior Remittance Period, net of any reimbursements to the Servicer made from such amounts for any unreimbursed Servicing Compensation and Servicing Advances (including Nonrecoverable Servicing Advances) made and any other fees and expenses paid in connection with the foreclosure, inspection, conservation and liquidation of the related Liquidated Loans or Foreclosure Properties pursuant to Section 4.03 of the Servicing Addendum.

            Net Loan Losses: With respect to any Defaulted Loan that is subject to a modification pursuant to Section 4.01 of the Servicing Addendum, an amount equal to the portion of the Principal Balance, if any, released in connection with such modification.

            Net Portfolio Yield: The annualized percentage equivalent of a fraction: (i) the numerator of which is equal to accrued interest on the Advance Note and the Loans (excluding accrued interest on Loans Delinquent over 30 days) for the related Accrual Period, less all interest, fees and expenses due to the Noteholders and less any Servicing Fees, and (ii) the denominator of which is the average Note Principal Balance for such Accrual Period.

            Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made with respect to a Loan or Foreclosure Property that, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate of a Servicing Officer delivered to the Initial Noteholder, will not, or, in the case of a proposed Monthly Advance, would not be, ultimately recoverable from the related late payments,. Mortgage Insurance Proceeds Liquidation Proceeds or condemnation proceeds on such Loan or Foreclosure Property as provided herein.

            Nonrecoverable Servicing Advance: With respect to any Loan or any Foreclosure Property, (a) any Servicing Advance previously made and not reimbursed from late collections, condemnation proceeds, Liquidation Proceeds, Mortgage Insurance Proceeds or the Released Mortgaged Property Proceeds on the related Loan or Foreclosure Property or (b) a Servicing Advance proposed to be made in respect of a Loan or Foreclosure Property either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate of a Servicing Officer delivered to the Initial Noteholder, would not be ultimately recoverable.

            Note: The meaning assigned thereto in the Indenture.

            Noteholder: The meaning assigned thereto in the Indenture.

            Note Interest Rate: With respect to each Accrual Period, a per annum interest rate equal to One-Month LIBOR for the related LIBOR Determination Date plus the LIBOR Margin for such Accrual Period.

            Note Principal Balance: With respect to the Notes, as of any date of determination (a) the sum of the Additional Note Principal Balances purchased on or prior to such date pursuant to the Note Purchase Agreement less (b) all amounts previously distributed in respect of principal of the Notes on or prior to such day.

            Note Purchase Agreement: The Note Purchase Agreement, dated as of April 18, 2001, and as amended and restated as of November 25, 2003, among the Initial Noteholder, the Issuer and the Depositor, as the same may be amended from time to time.

            Note Redemption Amount: As of any Determination Date, an amount without duplication equal to the sum of (i) the then outstanding Note Principal Balance of the Notes, plus the Interest Payment Amount for the related Payment Date, (ii) any Trust Fees and Expenses due and unpaid on the related Payment Date, (iii) any Servicing Advance Reimbursement Amount as of such Determination Date and (iv) all amounts due to Hedging Counterparties in respect of the termination of all related Hedging Instruments.

            Officer's Certificate: A certificate signed by a Responsible Officer of the Depositor, the Loan Originator, the Servicer or the Issuer, in each case, as required by this Agreement.

            One-Month LIBOR: With respect to each Accrual Period, the rate determined by the Initial Noteholder on each LIBOR Determination Date on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such LIBOR Determination Date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such LIBOR Determination Date. In such event, the Initial Noteholder will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If on such LIBOR Determination Date, two or more Reference Banks provide such offered quotations, One-Month LIBOR on such LIBOR Determination Date shall be the arithmetic mean of all such offered quotations (rounded to the nearest whole multiple of 1/16%). If on such LIBOR Determination Date, fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for such LIBOR Determination Date shall be the higher of (i) LIBOR as determined on the previous LIBOR Determination Date and
(ii) the Reserve Interest Rate. Notwithstanding the foregoing, if, under the priorities described above, One-Month LIBOR for a LIBOR Determination Date would be based on One-Month LIBOR for the previous LIBOR Determination Date for the third consecutive LIBOR Determination Date, the Initial Noteholder shall select an alternative comparable index (over which the Initial Noteholder has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

            Opinion of Counsel: A written opinion of counsel who may be employed by the Servicer, the Depositor, the Loan Originator or any of their respective Affiliates.

            Option One: Option One Mortgage Corporation, a California corporation.

            Overcollateralization Shortfall: With respect to any Business Day, an amount equal to the positive difference, if any, between (a) the Note Principal Balance on such Business Day and (b) (i) the aggregate Collateral Value of the Advance Note and all Loans in the Loan Pool as of such Business Day, or (ii) in the event that a Performance Trigger shall have occurred and not been Deemed Cured, the aggregate Collateral Value of the Advance Note and all Loans in the Loan Pool as of such Business Day multiplied by 0.98; provided, however, that, in either case, on (A) the termination of the Revolving Period,
(B) the occurrence of a Rapid Amortization Trigger, (C) the Payment Date on which the Trust is to be terminated pursuant to Section 10.02 hereof, or (D) the Final Put Date, the Overcollateralization Shortfall shall be equal to the Note Principal Balance. Notwithstanding anything to the contrary herein, in no event shall the Overcollateralization Shortfall, with respect to any Business Day, exceed the Note Principal Balance as of such date. If as of such Business Day, no Rapid Amortization Trigger or Default under this Agreement or the Indenture shall be in effect, the Overcollateralization Shortfall shall be reduced (but in no event to an amount below zero) by all or any portion of the aggregate Hedge Value as of such Payment Date as the Majority Noteholders may, in their sole discretion, designate in writing.

            Owner Trustee: means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under this Agreement, and any successor owner trustee under the Trust Agreement.

            Owner Trustee Fee: The annual fee of $4,000 payable in equal monthly installments to the Servicer pursuant to Section 5.01(c)(3)(i) which shall in turn pay such amount annually to the Owner Trustee on the anniversary of the Closing Date occurring each year during the term of this Agreement.

            Payment Date: Each of, (i) the 10th day of each calendar month commencing on the first such 10th day to occur after the first Transfer Date, or if any such day is not a Business Day, the first Business Day immediately following such day, (ii) any day a Loan is sold pursuant to the terms hereof,
(iii) a Put Date as specified by the Majority Noteholder pursuant to Section
10.05 of the Indenture and (iv) an additional Payment Date pursuant to Section 5.01(c)(4)(i) and 5.01(c)(4)(iii). From time to time, the Majority Noteholders and the Issuer may agree, upon written notice to the Owner Trustee and the Indenture Trustee, to additional Payment Dates in accordance with Section 5.01(c)(4)(ii).

            Payment Statement: As defined in Section 6.01(b) hereof. Percentage
Interest: As defined in the Trust Agreement.

            Performance Trigger: As of any Determination Date, the existence of one or more of the following conditions:

            (i) the aggregate Principal Balance of all Loans that are 30 to 59 days Delinquent as of such Determination Date divided by the Pool Principal Balance as of such Determination Date is greater than 5%, provided, however, that a Performance Trigger shall not occur if such percentage is reduced to less than 5% within 3 Business Days of such Determination Date as the result of the exercise of a Servicer Call;

            (ii) the aggregate Principal Balance of all Loans that are 60 to 89 days Delinquent as of such Determination Date divided by the Pool Principal Balance as of such Determination Date is greater than 2%, provided, however, that a Performance Trigger shall not occur if such percentage is reduced to less than 2% within 3 Business Days of such Determination Date as the result of the exercise of a Servicer Call;

            (iii) (x) the aggregate Liquidated Loan Losses for the three calendar months preceding such Determination Date divided by (y) the average Pool Principal Balance during such three calendar months (measured for each such calendar month at the end of the Remittance Period) is greater than 0.25% and a Performance Trigger shall continue to exist until Deemed Cured.

            Periodic Cap: With respect to each ARM Loan and any Rate Change Date therefor, the annual percentage set forth in the related Promissory Note, which is the maximum annual percentage by which the Loan Interest Rate for such Loan may increase or decrease (subject to the Lifetime Cap or the Lifetime Floor) on such Rate Change Date from the Loan Interest Rate in effect immediately prior to such Rate Change Date.

            Permitted Investments: Each of the following:

            (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States fully and unconditionally guaranteed, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States.

            (b) Federal Housing Administration debentures rated Aa2 or higher by Moody's and AA or better by S&P.

            (c) Freddie Mac senior debt obligations rated Aa2 or higher by Moody's and AA or better by S&P.

            (d) Federal Home Loan Banks' consolidated senior debt obligations rated Aa2 or higher by Moody's and AA or better by S&P.

            (e) Fannie Mae senior debt obligations rated Aa2 or higher by Moody's.

            (f) Federal funds, certificates or deposit, time and demand deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 or better by S&P and P-1 or better by Moody's.

            (g) Investment agreements approved by the Initial Noteholder provided:

            1. The agreement is with a bank or insurance company which has an unsecured, uninsured and unguaranteed obligation (or claims-paying ability) rated Aa2 or better by Moody's and AA or better by S&P, and

            2. Monies invested thereunder may be withdrawn without any penalty, premium or charge upon not more than one day's notice (provided such notice may be amended or canceled at any time prior to the withdrawal date), and

            3. The agreement is not subordinated to any other obligations of such insurance company or bank, and

            4. The same guaranteed interest rate will be paid on any future deposits made pursuant to such agreement, and

            5. The Indenture Trustee and the Initial Noteholder receive an opinion of counsel that such agreement is an enforceable obligation of such insurance company or bank.

            (h) Commercial paper (having original maturities of not more than 365 days) rated A-1 or better by S&P and P-1 or better by Moody's.

            (i) Investments in money market funds rated AAAM or AAAM-G by S&P and Aaa or P-1 by Moody's.

            (j) Investments approved in writing by the Initial Noteholder;

provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity; and provided, further, that, with respect to any instrument described above, such instrument qualifies as a "permitted investment" within the meaning of Section 860G(a)(5) of the Code and the regulations thereunder.

            Each reference in this definition to the Rating Agency shall be construed, as a reference to each of S&P and Moody's.

            Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Property: As defined in clause (b) of the definition of "Delivery" above.

            Piggy-Backed Loan: A combined First Lien Loan, with an LTV less than or equal to 80%, and Second Lien Loan, with a CLTV less than or equal to 100%, that satisfy the underwriting criteria set forth in Exhibit D hereto and have a minimum FICO score of 600.

            Pool Principal Balance: With respect to any Determination Date, the aggregate Principal Balances of the Loans as of such Determination Date.

            Premium Recapture: Any portion of a Premium that the Loan Originator receives back from a third party seller of a Loan.

            Prepaid Installment: With respect to any Loan, any installment of principal thereof and interest thereon received prior to the scheduled Due Date for such installment, intended by the Borrower as an early payment thereof and not as a Prepayment with respect to such Loan.

            Prepayment: Any payment of principal of a Loan which is received by the Servicer in advance of the scheduled due date for the payment of such principal (other than the principal portion of any Prepaid Installment), and the proceeds of any Mortgage Insurance Policy which are to be applied as a payment of principal on the related Loan shall be deemed to be Prepayments for all purposes of this Agreement.

            Preservation Expenses: Expenditures made by the Servicer in connection with a foreclosed Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

            Primary Insurance Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to Section 4.06 of the Servicing Addendum.

            Principal Balance: With respect to any Loan or related Foreclosure Property, (i) at the Transfer Cut-off Date, the Transfer Cut-off Date Principal Balance and (ii) with respect to any other date of determination, the outstanding unpaid principal balance of the Loan as of the end of the preceding Remittance Period (after giving effect to all payments received thereon and the allocation of any Net Loan Losses with respect thereto for a Defaulted Loan prior to the end of such Remittance Period); provided, however, that any Liquidated Loan shall be deemed to have a Principal Balance of zero.

            Proceeding: Means any suit in equity, action at law or other judicial or administrative proceeding.

            Promissory Note: With respect to a Loan, the original executed promissory note or other evidence of the indebtedness of the related Borrower or Borrowers.

            Put/Call Loan: Any (i) Loan that has become 30 or more days (but less than 60 days) Delinquent, (ii) Loan that has become 60 or more days (but less than 90 days) Delinquent, (iii) Loan that has become 90 or more days Delinquent, (iv) Defaulted Loan, (v) Loan that has been in default for a period of 30 days or more (other than a Loan referred to in clause (i), (ii), (iii) or (iv) hereof), (vi) Loan that does not meet criteria established by independent rating agencies or surety agency conditions for Dispositions which criteria have been established at the related Transfer Date and may be modified only to match changed criteria of independent rating agencies or surety agents, or (vii) Loan that is inconsistent with the intended tax status of a Securitization.

            Put Date: Any date on which all or a portion of the Notes are to be purchased by the Issuer as a result of the exercise of the Put Option.

            Put Option: The right of the Majority Noteholders to require the Issuer to repurchase all or a portion of the Notes in accordance with Section
10.04 of the Indenture.

            QSPE Affiliate: Any of Option One Owner Trust 2001-1 A, Option One Owner Trust 2001-1 B, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, or any other Affiliate which is a "qualified special purpose entity" in accordance with Financial Accounting Standards Board's Statement No. 140.

            Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Property is located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided and that meets the requirements of Fannie Mae and Freddie Mac.

            Qualified Substitute Loan: A Loan or Loans substituted for a Deleted Loan pursuant to Section 3.06 hereof, which (i) has or have been approved in writing by the Majority Noteholders and (ii) complies or comply as of the date of substitution with each representation and warranty set forth in Exhibit E and is or are not 30 or more days Delinquent as of the date of substitution for such Deleted Loan or Loans.

            Rapid Amortization Trigger: As of any Determination Date, the existence of one or more of the following conditions as of such Determination
Date:

            (i) the aggregate Principal Balance of all Loans that are 30 to 59 days Delinquent as of such Determination Date divided by the Pool Principal Balance as of such Determination Date is greater than 7%; provided, however, that a Rapid Amortization Trigger shall not occur if such percentage is reduced to less than 5% within 3 Business Days of such Determination Date as a result of the exercise of a Servicer Call;

            (ii) the aggregate Principal Balance of all Loans that are 60 to 89 days Delinquent as of such Determination Date divided by the Pool Principal Balance as of such Determination Date is greater than 3%; provided, however, that a Rapid Amortization Trigger shall not occur if such percentage is reduced to less than 2% within 3 Business Days of such Determination Date as a result of the exercise of a Servicer Call;

            (iii) (x) the aggregate Liquidated Loan Losses for the three calendar months preceding such Determination Date divided by (y) the average Pool Principal Balance of the Loans during such three calendar months (measured for each calendar month at the end of the Remittance Period) is greater than 0.25%;

            (iv) the Net Portfolio Yield averaged for any three consecutive months is less than 1.75%;

            (v) the Delinquency Ratio exceeds 15%; and

            (vi) the Maximum Cumulative Loss Ratio is exceeded.

A Rapid Amortization Trigger shall continue to exist until it is Deemed Cured.

            Rate Change Date: The date on which the Loan Interest Rate of each ARM is subject to adjustment in accordance with the related Promissory Note.

            Rating Agencies: S&P and Moody's or such other nationally recognized credit rating agencies as may from time to time be designated in writing by the Majority Noteholders in their sole discretion.

            Receivables Purchase Agreement: The Receivables Purchase Agreement, dated as of November 1, 2003, among Option One, the Advance Depositor and the Advance Trust.

            Receivables Seller: Option One.

            Record Date: With respect to each Payment Date, the close of business of the immediately preceding Business Day.

            Reference Banks: Bankers Trust Company, Barclay's Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if the Initial Noteholder determines that any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Initial Noteholder with the approval of the Issuer, which approval shall not be unreasonably withheld, which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London and (ii) which have been designated as such by the Initial Noteholder with the approval of the Issuer, which approval shall not be unreasonably withheld. Three money center banks selected by the Initial Noteholder.

            Refinanced Loan: A Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Released Mortgaged Property Proceeds: With respect to any Loan, proceeds received by the Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or
(ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which proceeds in either case are not released to the Borrower in accordance with applicable law and/or Accepted Servicing Practices.

            Remittance Date: The Business Day immediately preceding each Payment Date.

            Remittance Period: With respect to any Payment Date, the period commencing immediately following the Determination Date for the preceding Payment Date (or, in the case of the initial Payment Date, commencing immediately following the initial Transfer Cut-off Date) and ending on and including the related Determination Date.

            Repurchase Price: With respect to a Loan the sum of (i), the Principal Balance thereof as of the date of purchase or repurchase, plus (ii) all accrued and unpaid interest on such Loan to the date of purchase or repurchase computed at the applicable Loan Interest Rate, plus (iii) the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Loan (after deducting therefrom any amounts received in respect of such purchased or repurchased Loan and being held in the Collection Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the date of repurchase). The Repurchase Price shall be (i) increased by the net negative value or (ii) decreased by the net positive value of all Hedging Instruments terminated with respect to the purchase of such Loan. To the extent the Servicer does not reimburse itself for amounts, if any, in respect of the Servicing Advance Reimbursement Amount pursuant to Section 5.01(c)(1) hereof, with respect to such Loan, the Repurchase Price shall be .reduced by such amounts.

            Reserve Interest Rate: With respect to any LIBOR Determination Date, the rate per annum that the Initial Noteholder determines to be either (i) the arithmetic mean (rounded to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Initial Noteholder are quoting on the relevant LIBOR Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Initial Noteholder can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Initial Noteholder are quoting on such LIBOR Determination Date to leading European banks.

            Responsible Officer: When used with respect to the Indenture Trustee or Custodian, any officer within the corporate trust office of such Person, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Administrator to the Owner Trustee on the date hereof (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Responsible Officers delivered by the Administrator to the Owner Trustee on the date hereof (as such list may be modified or supplemented from time to time thereafter). When used with respect to the Depositor, the Loan Originator or the Servicer, the President, any Vice President, or the Treasurer.

            Retained Securities: With respect to a Securitization, any subordinated securities issued or expected to be issued, or excess collateral value retained or expected to be retained, in connection therewith to the extent the Depositor, the Loan Originator or an Affiliate thereof retains, instead of sell, such securities.

            Retained Securities Value: With respect to any Business Day and a Retained Security, the market value thereof as determined by the Market Value Agent in accordance with Section 6.03(d) hereof.

            Revolving Period: With respect to the Notes, the period commencing on April 19, 2001 and ending on the earlier of (i) the date on which the Revolving Period is terminated pursuant to Section 2.07 and (ii) the Maturity Date.

            Sales Price: For any Transfer Date, the sum of the Collateral Values with respect to each Loan conveyed on such Transfer Date as of such Transfer Date.

            S&SA Assignment: An Assignment, in the form of Exhibit C hereto, of Loans and other property from the Depositor to the Issuer pursuant to this Agreement.

            Scratch & Dent Loan: A Loan identified as having minor documentation, appraisal or underwriting deficiencies, which Loan may not be Delinquent on the Transfer Date; provided, that the Loan Originator has provided a detailed description of such deficiencies to the Initial Noteholder prior to the Transfer Date (or, with respect to Loans that become Scratch & Dent Loans after the Transfer Date, within one Business Day of the discovery, of such deficiencies); provided further, however, that any Scratch & Dent Loan, which in the sole judgment of the Loan Originator has deficiencies unacceptable to the Loan Originator will be deemed an Unqualified Loan and will be repurchased or substituted pursuant to the procedures in Section 3.06.

            Second Lien Loan: A Loan secured by the lien on the Mortgaged Property, subject to one Senior Lien on such Mortgaged Property.

            Securities: The Notes and the Trust Certificates.

            Securities Intermediary: A "securities intermediary" as defined in
Section 8-102(a)(14) of the UCC that is holding a Trust Account for the Indenture Trustee as the sole "entitlement holder" as defined in Section 8-102(a)(7) of the UCC.

            Securitization: A sale or transfer of Loans by the Issuer at the direction of the Majority Noteholders to any other Person in order to effect one or a series of structured-finance securitization transactions, including but not limited to transactions involving the issuance of securities which may be treated for federal income tax purposes as indebtedness of Option One or one or more of its wholly-owned subsidiaries.

            Securityholder: Any Noteholder or Certificateholder.

            Senior Lien: With respect to any Second Lien Loan, the mortgage loan having a senior priority lien on the related Mortgaged Property.

            Servicer: Option One, in its capacity as the servicer hereunder, or any successor appointed as herein provided.

            Servicer Call: The optional repurchase by the Servicer of a Loan pursuant to Section 3.08(b) hereof.

            Servicer Event of Default: As described in Section 9.01 hereof.

            Servicer Put: The mandatory repurchase by the Servicer, at the option of the Majority Noteholders, of a Loan pursuant to Section 3.08(a) hereof.

            Servicer's Fiscal Year: May 1st of each year through April 30th of the following year.

            Servicer's Loan File: With respect to each Loan, the file held by the Servicer, consisting of all documents (or electronic images thereof) relating to such Loan, including, without limitation, copies, of all of the Loan Documents included in the related Custodial Loan File.

            Servicer's Remittance Report: A report prepared and computed by the Servicer in substantially the form of Exhibit B attached hereto.

            Servicing Addendum: The terms and provisions set forth in Exhibit F attached hereto relating to the administration and servicing of the Loans.

            Servicing Advance Reimbursement Amount: With respect to any Determination Date, the amount of any Servicing Advances that have not been reimbursed as of such date, including Nonrecoverable Servicing Advances.

            Servicing Advances: As defined in Section 4.14(b) of the Servicing Addendum.

            Servicing Compensation: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 4.15 of the Servicing Addendum.

            Servicing Fee: As to each Loan (including any Loan that has been foreclosed and for which the related Mortgaged Property has become a Foreclosure Property, but excluding any Liquidated Loan), the fee payable monthly to the Servicer, which shall be the product of 0.50% (50 basis points), or such other lower amount as shall be mutually agreed to in writing by the Majority Noteholders and the Servicer, and the Principal Balance of such Loan as of the beginning of the related Remittance Period, divided by 12. The Servicing Fee shall only be payable to the extent interest is collected on a Loan.

            Servicing Officer: Any officer of the Servicer or Subservicer involved in, or responsible for, the administration and servicing of the Loans whose name and specimen signature appears on a list o servicing officers annexed to an Officer's Certificate furnished by the Servicer or the Subservicer, respectively, on the date hereof to the Issuer and the Indenture Trustee, on behalf of the Noteholders, as such list may from time to time be amended.

            S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc.

            State: Means any one of the states of the United States of America or the District of Columbia.

            Subordination Agreement: The subordination agreement dated as of April 1, 2001, among Bank of America, N.A., H&R Block Inc. and Block Financial Corporation.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which is an Eligible Servicer and satisfies any requirements set forth in Section 4.22 in the Servicing Addendum in respect of the qualifications of a Subservicer.

            Subservicing Account: An account established by a Subservicer pursuant to a Subservicing Agreement, which account must be an Eligible Account.

            Subservicing Agreement: Any agreement between the Servicer and any Subservicer relating to Subservicing and/or administration of any or all Loans as provided in Section 4.22 in the Servicing Addendum.

            Substitution Adjustment: As to any date on which a substitution occurs pursuant to Section 2.05 or Section 3.06 hereof, the amount, if any, by which (a) the aggregate principal balance of any Qualified Substitute Loans (after application of principal payments received on or before the related Transfer Cut-off Date) is less than (b) the aggregate of the Principal Balances of the related Deleted Loans as of the first day of the month in which such substitution occurs.

            Termination Price: As of any Determination Date, an amount without duplication equal to the greater of (A) the Note Redemption Amount and (B) the sum of (i) the Principal Balance of each Loan included in the Trust as of the end of the preceding Remittance Period; (ii) all unpaid interest accrued on the Principal Balance of each such Loan at the related Loan Interest Rate to the end of the preceding Remittance Period; (iii) the aggregate fair market value of each Foreclosure Property included in the Trust as of the end of the preceding Remittance Period, as determined by an Independent appraiser acceptable to the Majority Noteholders as of a date not more than 30 days prior to such Payment Date; (iv) the Note Principal Balance of the Advance Note as of such date; (v) all accrued and unpaid interest on the Advance Note; and (vi) all other amounts due under the Advance Documents.

            Transfer Cut-off Date: With respect to each Loan, the first day of the month in which the Transfer Date with respect to such Loan occurs or if originated in such month, the date of origination.

            Transfer Cut-off Date Principal Balance: As to each Loan, its Principal Balance as of the opening of business on the Transfer Cut-off Date (after giving effect to any payments received on the Loan before the Transfer Cut-off Date).

            Transfer Date: With respect to each Loan, the day such Loan is either (i) sold and conveyed to the Depositor by the Loan Originator pursuant to the Loan Purchase and Contribution Agreement and to the Issuer by the Depositor pursuant to Section 2.01 hereof or (ii) sold to the Issuer pursuant to the Master Disposition Confirmation Agreement, which results in an increase in the Note Principal Balance by the related Additional Note Principal Balance; provided, that the aggregate Collateral Value of the Loans sold and conveyed on any Transfer Date shall not be less than $1 million. With respect to any Qualified Substitute Loan, the Transfer Date shall be the day such Loan is conveyed to the Trust pursuant to Section 2.05 or 3.06.

            Transfer Obligation: The obligation of the Loan Originator under
Section 5.06 hereof to make certain payments in connection with Dispositions and other related matters.

            Transfer Obligation Account: The account designated as such, established and maintained pursuant to Section 5.05 hereof.

            Transfer Obligation Target Amount: With respect to any Payment Date, the cumulative total of all withdrawals pursuant to Section 5.05(e), 5.05(f), 5.05(g), and 5.05(h) hereof from the Transfer Obligation Account to but not including such Payment Date minus any amount withdrawn from the Transfer Obligation Account to return to the Loan Originator pursuant to Section 5.05(i)(i).

            Trust: Option One Owner Trust 2001-2, the Delaware business trust created pursuant to the Trust Agreement.

            Trust Agreement: The Trust Agreement dated as of April 1, 2001 among the Depositor and the Owner Trustee.

            Trust Account Property: The Trust Accounts, all amounts and investments held from time to time in the Trust Accounts and all proceeds of the foregoing.

            Trust Accounts: The Distribution Account, the Collection Account, the Advance Account and the Transfer Obligation Account.

            Trust Certificate: The meaning assigned thereto in the Trust Agreement.

            Trust Estate: Shall mean the assets subject to this Agreement, the Trust Agreement and the Indenture and assigned to the Trust, which assets consist of (i) such Loans as from time to time are subject to this Agreement as listed in the Loan Schedule, as the same may be amended or supplemented on each Transfer Date and by the removal of Deleted Loans and Unqualified Loans and by the addition of Qualified Substitute Loans, together with the Servicer's Loan Files and the Custodial Loan Files relating thereto and all proceeds thereof other than any Premium Recapture, (ii) the Mortgages and security interests in the Mortgaged Properties, (iii) all payments in respect of interest and principal with respect to each Loan received on or after the related Transfer Cut-off Date, (iv) such assets as from time to time are identified as Foreclosure Property, (v) such assets and funds as are from time to time deposited in the Distribution Account, Collection Account and the Transfer Obligation Account, including, without limitation, amounts on deposit in such accounts that are invested in Permitted Investments other than any Premium Recapture, (vi) lenders' rights under all Mortgage Insurance Policies and to any Mortgage Insurance Proceeds, (vii) Net Liquidation Proceeds and Released Mortgaged Property Proceeds, (viii) all right, title and interest of the Trust (but none of the obligations) in and to the obligations of Hedging Counterparties under Hedging Instruments, (ix) the Advance Note and all right, title and interest of the Trust in and under the Advance Documents including, without limitation, all voting and consent rights of the Noteholders thereunder and (x) all right, title and interest of each of the Depositor, the Loan Originator and the Trust in and under the Basic Documents including, without limitation, the obligations of the Loan Originator under the Loan Purchase and Contribution Agreement and/or the Master Disposition Confirmation Agreement, and all proceeds of any of the foregoing.

            Trust Fees and Expenses: As of each Payment Date, an amount equal to the Servicing, Compensation, the Owner Trustee Fee, the Indenture Trustee Fee and the Custodian Fee, if any, and any expenses of the foregoing.

            UCC: The Uniform Commercial Code as in effect in the State of New York.

            UCC Assignment: A form "UCC-2" or "UCC-3" statement meeting the requirements of the Uniform Commercial Code of the relevant jurisdiction to reflect an assignment of a secured party's interest in collateral.

            UCC-1 Financing Statement: A financing statement meeting the requirements of the Uniform Commercial Code of the relevant jurisdiction.

            Underwriting Guidelines: The underwriting guidelines (including the loan origination guidelines) of the Loan Originator, as the same may be amended from time to time with notice to the Initial Noteholder.

            Unfunded Fee Amount: With respect to each Accrual Period, the interest accrued at the applicable Unfunded Fee Rate with respect to such Accrual Period on the Unfunded Portion.

            Unfunded Fee Rate: A rate of 0.15%.

            Unfunded Portion: The positive difference between the Note Principal Balance and the Maximum Note Principal Balance.

            Unfunded Transfer Obligation: With respect to any date of determination, an amount equal to (x) the sum of (A) 10% of the aggregate Collateral Value (as of the related Transfer Date) of all Loans sold hereunder, plus (B) 10% of the aggregate Collateral Value (as of the related Funding Date) of the initial principal balance of the Advance Note and all Additional Principal Balance related thereto purchased by the Issuer, plus (C) any amounts withdrawn from the Transfer Obligation Account for return to the Loan Originator pursuant to Section 5.05(i)(i) hereof prior to such Payment Date, less (y) the sum of (i) the aggregate amount of payments actually made by the Loan Originator in respect of the Transfer Obligation pursuant to Section 5.06, (ii) the amount obtained by multiplying (a) the Unfunded Transfer Obligation Percentage by (b) the aggregate Collateral Value (as of the related date of Disposition) of all Loans that have been subject to a Disposition and (iii) without duplication, the aggregate amount of the Repurchase Prices paid by the Servicer in respect of any Servicer Puts.

            Unfunded Transfer Obligation Percentage: As of any date of determination, an amount equal to (x) the Unfunded Transfer Obligation as of such date, divided by (y) 100% of the aggregate Collateral Values as of the related Transfer Date of all Loans in the Loan Pool.

            Unqualified Loan: As defined in Section 3.06(a) hereof

            Wet Funded Custodial File Delivery Date: With respect to a Wet Funded Loan, the fifteenth calendar day after the related Transfer Date, provided that if a Default or Event of Default shall have occurred, the Wet Funded Custodial File Delivery Date shall be the earlier of

(x) such fifteenth calendar day and (y) the second Business Day after the occurrence of such event.

            Wet Funded Loan: A Loan for which the related Custodial Loan File shall not have been delivered to the Custodian as of the related Transfer Date.

            Whole Loan Sale: A Disposition of Loans pursuant to a whole-loan sale.

            Section 1.02 Other Definitional Provisions.

            (a) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

            (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

            (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

            (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

            (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II

                         CONVEYANCE OF THE TRUST ESTATE;
                       ADDITIONAL NOTE PRINCIPAL BALANCES

            Section 2.01 Conveyance of the Trust Estate; Additional Note Principal Balances.

            (a) (1) On the terms and conditions of this Agreement, on each Transfer Date during the Revolving Period, the Depositor agrees to offer for sale and to sell a portion of each of the Loans and contribute to the capital stock of the Issuer the balance of each of the Loans and deliver the related Loan Documents to or at the direction of the Issuer. To the extent the Issuer has or is able to obtain sufficient funds under the Note Purchase Agreement and the Notes for the purchase thereof, the Issuer agrees to purchase such Loans offered for sale by the Depositor. On the terms and conditions of this Agreement and the Master Disposition Confirmation Agreement, on each Transfer Date during the Revolving Period, the Issuer may acquire Loans from another QSPE Affiliate of the Loan Originator to the extent the Issuer has or is able to obtain sufficient funds for the purchase thereof. On the terms and conditions of this Agreement and the Advance Note Purchase Agreement, on each Funding Date during the Revolving Period, the Issuer shall acquire Additional Note Balance from the Advance Trust to the extent the Issuer has or is able to obtain sufficient funds under the Note Purchase Agreement and the Notes for the purchase thereof.

            (2) On each Transfer Date, in consideration of the payment of the Additional Note Principal Balance pursuant to Section 2.06(a) hereof and as a contribution to the assets of the Issuer, the Depositor as of the related Transfer Date and concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Trust Estate.

            (3) During the Revolving Period, on each Transfer Date, subject to the conditions precedent set forth in Section 2.06(a) and in accordance with the procedures set forth in Section 2.01(c), the Depositor, pursuant to an S&SA Assignment, will assign to the Issuer without recourse all of its respective right, title and interest, in and to the Loans and all proceeds thereof listed on the Loan Schedule attached to such S&SA Assignment, including all interest and principal received by the Loan Originator, the Depositor or the Servicer on or with respect to the Loans on or after the related Transfer Cut-off Date, together with all right, title and interest in and to the proceeds of any related Mortgage Insurance Policies and all of the Depositor's rights, title and interest in and to (but none of its obligations under) the Loan Purchase and Contribution Agreement and all proceeds of the foregoing.

            (4) The foregoing sales, transfers, assignments, set overs and conveyances do not, and are not intended to, result in a creation or an assumption by the Issuer of any of the obligations of the Depositor, the Loan Originator or any other Person in connection with the Trust Estate or under any agreement or instrument relating thereto except as specifically set forth herein.

            (b) As of the Closing Date and as of each Transfer Date and each Funding Date, the Issuer acknowledges the conveyance to it of the Trust Estate, including, as applicable, all rights, title and interest of the Depositor and any QSPE Affiliate in and to the Trust Estate, receipt of which is hereby acknowledged by the Issuer. Concurrently with such delivery, as of the Closing Date and as of each Transfer Date and each Funding Date, pursuant to the Indenture the Issuer pledges the Trust Estate to the Indenture Trustee. In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Depositor, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused the Trust Certificates to be authenticated and delivered to or at the direction of the Depositor.

            (c) (i) Pursuant to and subject to the Note Purchase Agreement, the Trust may, at its sole option, from time to time request that the Initial Noteholder advance on any Transfer Date Additional Note Principal Balances and the Initial Noteholder shall remit on such Transfer Date to the Advance Account an amount equal to the Additional Note Principal Balance with respect to such Transfer Date. Pursuant to and subject to the Note Purchase Agreement, the Trust shall request that the Initial Noteholder advance on each Funding Date Additional Note Principal Balances equal to the Additional Note Balance to be purchased by the Trust on such date and the Initial Noteholder shall remit on such Funding Date to the Funding Account an amount equal to such Additional Note Principal Balance.

            (ii) Notwithstanding anything to the contrary herein, in no event shall the Initial Noteholder be required to advance Additional Note Principal Balances on a Transfer Date if the conditions precedent with respect to such Transfer Date under Section 2.06(a) and the conditions precedent to the purchase of Additional Note Principal Balances set forth in Section 3.01 of the Note Purchase Agreement have not been fulfilled. Notwithstanding anything to the contrary herein, in no event shall the Initial Noteholder be required to advance Additional Note Principal Balances on a Funding Date if the conditions precedent with respect to such Funding Date under Section 2.06(b), the conditions precedent to the purchase of Additional Note Principal Balances set forth in
Section 3.02 of the Note Purchase Agreement and the conditions precedent to the purchase of Additional Principal Balances set forth in Section 3.01 of the Advance Note Purchase Agreement have not been fulfilled.

            (iii) The Servicer shall appropriately note any Additional Note Principal Balance (and the increased Note Principal Balance) in the next succeeding Payment Statement; provided, however, that failure to make any such notation in such Payment Statement or any error in such notation shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive interest and principal payments in respect of the Note Principal Balance held by such Noteholder. The Initial Noteholder shall record on the schedule attached to such Noteholder's Note, the date and amount of any Additional Note Principal Balance advanced by it; provided, that failure to make such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive interest payments in respect of the Note Principal Balance held by such Noteholder.

            (iv) Absent manifest error, the Note Principal Balance of each Note as set forth in the Initial Noteholder's records shall be binding upon the Noteholders and the Trust, notwithstanding any notation made by the Servicer in its Payment Statement pursuant to the preceding paragraph.

            Section 2.02 Ownership and Possession of Loan Files.

            With respect to each Loan, as of the related Transfer Date the ownership of the related Promissory Note, the related Mortgage and the contents of the related Servicer's Loan File and Custodial Loan File shall be vested in the Trust for the benefit of the Securityholders, although possession of the Servicer's Loan File on behalf of and for the benefit of the Securityholders shall remain with the Servicer, and the Custodian shall take possession of the Custodial Loan Files as contemplated in Section 2.05 hereof.

            Section 2.03 Books and Records Intention of the Parties.

            (a) As of each Transfer Date, the sale of each of the Loans conveyed by the Depositor on such Transfer Date shall be reflected on the balance sheets and other financial statements of the Depositor and the Loan Originator, as the case may be, as a sale of assets by the Depositor and a sale of assets and a contribution to capital by the Loan Originator and the Depositor, as applicable, under GAAP. Each of the Servicer and the Custodian shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Loan which shall be clearly marked to reflect the ownership of each Loan, as of the related Transfer Date, by the Issuer and for the benefit of the Securityholders.

            (b) It is the intention of the parties hereto that, other than for federal, state and local income or franchise tax purposes, the transfers and assignments on the initial Closing Date and on each Transfer Date shall constitute a sale of the Loans and all related property from the Depositor to the Issuer and such property shall not be property of the Depositor or the Loan Originator. It is the intention of the parties hereto that, other than for federal, state and local income or franchise tax purposes, the transfers and assignments on each Funding Date shall constitute a sale of the Advance Note, the related Additional Note Balances and all related property from the Advance Trust to the Issuer and such property shall not be property of the Advance Depositor or the Receivables Seller. The parties hereto shall treat the Notes as indebtedness for federal, state and local income and franchise tax purposes.

            (c) If any of the assignments and transfers of the Loans and the other property of the Trust Estate specified in Section 2.01 (a) hereof by the Depositor to the Issuer pursuant to this Agreement or the conveyance of the Loans or any of such other property of the Trust Estate by the Depositor to the Issuer, other than for federal, state and local income or franchise tax purposes, is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, with respect to such property, (i) consisting of Loans and related property, the Depositor shall be deemed to have granted, as of the related Transfer Date, to the Issuer a first priority security interest in the entire right, title and interest of the Depositor in and to such Loans and proceeds and all other property conveyed to the Issuer as of such Transfer Date,
(ii) consisting of any other property specified in Section 2.01(a), the Depositor shall be deemed to have granted, as of the initial Closing Date, to the Issuer a first priority security interest in the entire right, title and interest of the Depositor in and to such property and the proceeds thereof. In such event, with respect to such property, this Agreement shall constitute a security agreement under applicable law.

            (d) On the Closing Date, the Depositor shall, at each party's sole expense, cause to be filed UCC-1 Financing Statements naming the Issuer as "secured party" and describing the Trust Estate being sold by the Depositor to the Issuer with the office of the Secretary of State of the state in which the Depositor is located and any other jurisdictions as shall be necessary to perfect a security interest in the Trust Estate. In addition, on the Closing Date, the Loan Originator shall, at its expense, cause to be filed UCC-1 Financing Statements naming the Depositor as "secured party" and describing the Loans being sold by the Loan Originator to the Depositor with the office of the Secretary of the State in which the Loan Originator is located and such other jurisdictions as shall be necessary to perfect a security interest in the Trust Estate. On or before the initial Funding Date, the Issuer shall, at its expense, cause to be filed UCC-1 Financing Statements naming the Issuer as "secured party" and describing the Advance Note being sold by the Advance Trust to the Issuer with the office of the Secretary of the State in which the Advance Trust is located and such other jurisdictions as shall be necessary to perfect a security interest in the Trust Estate.

            Section 2.04 Delivery of Loan Documents.

            (a) The Loan Originator shall, prior to the related Transfer Date, in accordance with the terms and conditions set forth in the Custodial Agreement, deliver or cause to be delivered to the Custodian, as the designated agent of the Indenture Trustee, a Loan Schedule, the Borrowing Base Information (as defined in the Custodial Agreement) and each document constituting the Custodial Loan File (or, in the case of a Wet Funded Loan, the Custodial Loan File must be delivered on or before the related Wet Funded Custodial File Delivery Date).

            (b) The Loan Originator shall, on the related Transfer Date (or in the case of a Wet Funded Loan, on or before the related Wet Funded Custodial File Delivery Date), deliver or cause to be delivered to the Servicer the related Servicer's Loan File (i) for the benefit of, and as agent for, the Noteholders and (ii) for the benefit of the Indenture Trustee, on behalf of the Noteholders, for so long as the Notes are outstanding; after the Notes are not outstanding, the Servicer's Loan File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Certificateholders.

            (c) The Indenture Trustee shall cause the Custodian to take and maintain continuous physical possession of the Custodial Loan Files in the State of California (or upon prior written notice from the Custodian to the Loan Originator and the Initial Noteholder and delivery of an Opinion of Counsel with respect to the continued perfection of the Indenture Trustee's security interest, in the State of. Minnesota or Utah) and, in connection therewith, shall act solely as agent for the Noteholders in accordance with the terms hereof and not as agent for the Loan Originator, the Servicer or any other party.

            Section 2.05 Acceptance by the Indenture Trustee of the Loans; Certain Substitutions and Repurchases; Certification by the Custodian.

            (a) The Indenture Trustee declares that it will cause the Custodian to hold the Custodial Loan Files and any additions, amendments, replacements or supplements to the documents contained therein, as well as any other assets included in the Trust Estate and delivered to the Custodian, in trust, upon and subject to the conditions set forth herein. The Indenture Trustee further agrees to cause the Custodian to execute and deliver such certifications as are required under the Custodial Agreement and to otherwise direct the Custodian to perform all of its obligations with respect to the Custodial Loan Files in strict accordance with the terms of the Custodial Agreement.

            (b) (i) With respect to any Loans which are set forth as exceptions in the Exceptions Report, the Loan Originator shall cure such exceptions by delivering such missing documents to the Custodian or otherwise curing the defect no later than, in the case of (x) a non-Wet Funded Loan, 5 Business Days, or (y) in the case of a Wet Funded Loan one Business Day after the Wet Funded Custodial File Delivery Date, in each case, following the receipt of the first Exceptions Report listing such exception with respect to such Loan.

            (ii) In the event that, with respect to any Loan, the Loan Originator does not comply with the document delivery requirements of this
Section 2.05, the Loan Originator shall repurchase such Loan within one Business Day of notice thereof from the Indenture Trustee or the Initial Noteholder at the Repurchase Price thereof with respect to such Loan by depositing such Repurchase Price in the Collection Account. In lieu of such a repurchase, the Depositor and Loan Originator may comply with the substitution provisions of
Section 3.06 hereof. The Loan Originator shall provide the Servicer, the Indenture Trustee, the Issuer and the Initial Noteholder with a certification of a Responsible Officer on or prior to such repurchase or substitution indicating that the Loan Originator intends to repurchase or substitute such Loan.

            (iii) It is understood and agreed that the obligation of the Loan Originator to repurchase or substitute any such Loan pursuant to this Section 2.05(b) shall constitute the sole remedy with respect to such failure to comply with the foregoing delivery requirements.

            (c) In performing its reviews of the Custodial Loan Files pursuant to the Custodial Agreement, the Custodian shall have no responsibility to determine the genuineness of any document contained therein and any signature thereon. The Custodian shall not have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

            (d) The Servicer's Loan File shall be held in the custody of the Servicer (i) for the benefit of, and as agent for, the Noteholders and (ii) for the benefit of the Indenture Trustee, on behalf of the Noteholders, for so long as the Notes are outstanding; after the Notes are not outstanding, the Servicer's Loan File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Certificateholders. It is intended that, by the Servicer's agreement pursuant to this Section 2.05(d), the Indenture Trustee shall be deemed to have possession of the

Servicer's Loan Files for purposes of Section 9-305 of the UCC of the state in which such documents or instruments are located. The Servicer shall promptly report to the Indenture Trustee any failure by it to hold the Servicer's Loan File as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of such documents and instruments, the Servicer agrees not to assert any legal or beneficial ownership interest in the Loans or such documents or instruments. Subject to Section 8.01(d), the Servicer agrees to indemnify the Securityholders and the Indenture Trustee, their officers, directors, employees, agents and "control persons" as such term is used under the Act and under the Securities Exchange Act of 1934, as amended for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Securityholders or the Indenture Trustee as the result of the negligence or willful misfeasance by the Servicer relating to the maintenance and custody of such documents or instruments which have been delivered to the Servicer provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the negligence or willful misconduct of any Securityholders or the Indenture Trustee; and provided, further, that the Servicer will not be liable for any portion of any such amount resulting from the Servicer's compliance with any instructions or directions consistent with this Agreement issued to the Servicer by the Indenture Trustee or the Majority Noteholders. The Indenture Trustee shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian of the Servicer Loan File hereunder.

            Section 2.06 Conditions Precedent to Transfer Dates and Funding
Dates.

            (a) Two (2) Business Days prior to each Transfer Date, the Issuer shall give notice to the Initial Noteholder of such upcoming Transfer Date and provide an estimate of the number of Loans and aggregate Principal Balance of such Loans to be transferred on such Transfer Date. On the Business Day prior to each Transfer Date, the Issuer shall provide the Initial Noteholder a final Loan Schedule with respect to the Loans to be transferred on such Transfer Date. On each Transfer Date, the Depositor or the applicable QSPE Affiliate shall convey to the Issuer, the Loans and the other property and rights related thereto described in the related S&SA Assignment, and the Issuer, only upon the satisfaction of each of the conditions set forth below on or prior to such Transfer Date, shall deposit or cause to be deposited cash in the amount of the Additional Note Principal Balance received from the Initial Noteholder in the Advance Account in respect thereof, and the Paying Agent shall, promptly after such deposit, withdraw the amount deposited in respect of applicable Additional Note Principal Balance from the Advance Account, and distribute such amount to or at the direction of the Depositor or the applicable QSPE Affiliate in payment of the Sales Price for the related Loans. If amounts are withdrawn from the Advance Account in payment of the Sales Price of any Wet Funded Loan that is not actually funded to the related Borrower on the date of withdrawal, the Loan Originator shall redeposit or cause to be redeposited such amounts into the Advance Account prior to the close of business on such day. If the related Loan is not funded to the related Borrower by 4:00 p.m. New York City time on the immediately following Business Day, such amount shall be returned by the Paying Agent to the Initial Noteholder by wire transfer not later than 4:30 p.m. New York City time on such immediately following Business Day.

            As of the Closing Date and each Transfer Date:

            (i) the Depositor, the QSPE Affiliate and the Servicer, as applicable, shall have delivered to the Issuer and the Initial Noteholder duly executed Assignments, which shall have attached thereto a Loan Schedule setting forth the appropriate information with respect to all Loans conveyed on such Transfer Date and shall have delivered to the Initial, Noteholder a computer readable transmission of such Loan Schedule;

            (ii) the Depositor shall have deposited, or caused to be deposited, in the Collection Account all collections received with respect to each of the Loans on and after the applicable Transfer Cut-off Date or, in the case of purchases from a QSPE Affiliate, such QSPE Affiliate shall have deposited, or caused to be deposited, in the Collection Account as collections received with respect to each of the Loans and allocable to the period after the related Transfer Date;

            (iii) as of such Transfer Date, neither the Loan Originator, the Depositor nor the QSPE Affiliate, as applicable, shall (A) be insolvent, (B) be made insolvent by its respective sale of Loans or (C) have reason to believe that its insolvency is imminent;

            (iv) the Revolving Period shall not have terminated;

            (v) as of such Transfer Date (after giving effect to the sale of Loans on such Transfer Date), there shall be no Overcollateralization Shortfall;

            (vi) in the case of non-Wet Funded Loans, the Issuer shall have delivered the Custodial Loan File to the Custodian in accordance with the Custodial Agreement and the Initial Noteholder shall have received a Trust Receipt by 4:30 p.m. New York City time, reflecting such delivery; provided that, in the event that any Additional Note Principal Balance is to be paid earlier than 8 a.m. New York City time on the Transfer Date, the Trust Receipt must be received by the Initial Noteholder prior to 6:00 p.m. New York City time on the Business Day prior to such Transfer Date;

            (vii) each of the representations and warranties made by the Loan Originator contained in Exhibit E with respect to the Loans shall be true and correct in all material respects as of the related Transfer Date with the same effect as if then made and the proviso set forth in Section 3.05 with respect to Loans sold by a QSPE Affiliate shall not be applicable to any Loans, and the Depositor or the QSPE Affiliate, as applicable, shall have performed all obligations to be performed by it under the Basic Documents on or prior to such Transfer Date;

            (viii) the Depositor or the QSPE Affiliate shall, at its own expense, within one Business Day following the Transfer Date, indicate in its computer files that the Loans identified in each S&SA Assignment have been sold to the Issuer pursuant to this Agreement and the S&SA Assignment;

            (ix) the Depositor or the QSPE Affiliate shall have taken any action requested by the Indenture Trustee, the Issuer or the Noteholders required to maintain the ownership interest of the Issuer in the Trust Estate;

            (x) no selection procedures believed by the Depositor or the QSPE Affiliate to be adverse to the interests of the Noteholders shall have been utilized in selecting the Loans to be conveyed on such Transfer Date;

            (xi) the Depositor shall have provided the Issuer, the Indenture Trustee and the Initial Noteholder no later than two Business Days prior to such date a notice of Additional Note Principal Balance in the form of Exhibit A hereto;

            (xii) after giving effect to the Additional Note Principal Balance associated therewith, the Note Principal Balance will not exceed the Maximum Note Principal Balance;

            (xiii) all conditions precedent to the Depositor's purchase of Loans pursuant to the Loan Purchase and Contribution Agreement shall have been fulfilled as of such Transfer Date, and, in the case of purchases from a QSPE Affiliate, all conditions precedent to the Issuer's purchase of Loans pursuant to the Master Disposition Confirmation Agreement shall have been fulfilled as of such Transfer Date;

            (xiv) all conditions precedent to the Noteholders' purchase of Additional Note Principal Balance pursuant to the Note Purchase Agreement shall have been fulfilled as of such Transfer Date; and

            (xv) with respect to each Loan acquired from any QSPE Affiliate that has a limited right of recourse to the Loan Originator under the terms of the applicable loan purchase agreement, the Loan Originator has not been required to pay any amount to or on behalf of such QSPE Affiliate that lowered the recourse to the Loan Originator available to such QSPE Affiliate below the maximum recourse to the Loan Originator available to such QSPE Affiliate under the terms of the related loan purchase contract providing for recourse by that QSPE Affiliate to the Loan Originator.

            (b) Two (2) Business Days prior to each Funding Date, the Issuer shall deliver or cause to be delivered to the Initial Noteholder the Funding Notice and Funding Date Report delivered by the Receivables Seller pursuant to the Receivables Purchase Agreement. On each Funding Date, the Issuer shall purchase the Additional Note Balance issued by the Advance Trust on such Funding Date and the Issuer, only upon the satisfaction of each of the conditions set forth below on or prior to such Funding Date, shall cause the Initial Noteholder to deposit the applicable Additional Note Principal Balance into the Funding Account.

            As of the each Funding Date:

            (i) the Receivables Seller and the Advance Depositor, shall have delivered to the Issuer the related Funding Notice and Bill of Sale, and the exhibits related thereto, pursuant to the Receivables Purchase Agreement;

            (ii) neither the Loan Originator nor the Depositor shall (A) be insolvent or (B) have reason to believe that its insolvency is imminent;

            (iii) the Revolving Period shall not have terminated;

            (iv) after giving effect to the purchase of Additional Note Balance on such Funding Date, there shall be no Overcollateralization Shortfall;

            (v) the Issuer shall have taken any action requested by the Indenture Trustee or the Noteholders required to maintain the ownership interest of the Issuer in the Trust Estate;

            (vi) the Issuer shall have provided the Indenture Trustee and the Initial Noteholder no later than two Business Days prior to such date a notice of Additional Note Principal Balance in the form of Exhibit A hereto;

            (vii) after giving effect to the Additional Note Principal Balance associated therewith, the Note Principal Balance will not exceed the Maximum Note Principal Balance;

            (viii) all conditions precedent to the Issuer's purchase of Additional Note Balance pursuant to the Advance Note Purchase Agreement shall have been fulfilled as of such Funding Date; and

            (ix) all conditions precedent to the Noteholders' purchase of Additional Note Principal Balance pursuant to the Note Purchase Agreement shall have been fulfilled as of such Funding Date.

            Section 2.07 Termination of Revolving Period.

            Upon the occurrence of (i) an Event of Default or Default or (ii) a Rapid Amortization Trigger or (iii) the Unfunded Transfer Obligation Percentage equals 4% or less, the Initial Noteholder may, in any such case, in its sole discretion, terminate the Revolving Period.

            Section 2.08 Correction of Errors.

            The parties hereto who have relevant information shall cooperate to reconcile any errors in calculating the Sales Price from and after the Closing Date. In the event that an error in the Sales Price is discovered by either party, including without limitation, any error due to miscalculations of Market Value where insufficient information has been provided with respect to a Loan to make an accurate determination of Market Value as of any applicable Transfer Date, any miscalculations of Principal Balance, accrued interest, Overcollateralization Shortfall or aggregate unreimbursed Servicing Advances attributable to the applicable Loan, or any prepayments not properly credited, such party shall give prompt notice to the other parties hereto, and the party that shall have benefited from such error shall promptly remit to the other, by wire transfer of immediately available funds, the amount of such error with no interest thereon.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

            Section 3.01 Representations and Warranties of the Depositor.

            The Depositor hereby represents, warrants and covenants to the other parties hereto and the Securityholders that as of the Closing Date, as of each Transfer Date and as of each date on which Loans are sold to the Depositor:

            (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has, and had at all relevant times, full power to own its property, to carry on its business as currently conducted, to enter into and perform its obligations under each Basic Document to which it is a party;

            (b) The execution and delivery by the Depositor of each Basic Document to which the Depositor is a party and its performance of and compliance with all of the terms thereof will not violate the Depositor's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which are applicable to the Depositor or any of its assets;

            (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by each Basic Document to which the Depositor is a party, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party; each Basic Document to which it is a party, assuming due authorization, execution and delivery by the other party or parties thereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (d) The Depositor is not in violation of, and the execution and delivery by the Depositor of each Basic Document to which the Depositor is a party and its performance and compliance with the terms of each Basic Document to which the Depositor is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

            (e) There are no actions or proceedings against, or investigations of, the Depositor currently pending with regard to which the Depositor has received service of process and no action or proceeding against, or investigation of, the Depositor is, to the knowledge of the Depositor, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely to the Depositor, would prohibit its entering into any of the Basic Documents to which it is a party or render the Securities invalid, (B) seek to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by any of the Basic Documents to which it is a party or (C) if determined adversely to the Depositor, would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any of the Basic Documents to which it is a party or the Securities;

            (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, any of the Basic Documents to which the Depositor is a party or the Securities, or for the consummation of the transactions contemplated by any of the Basic Documents to which the Depositor is a party, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to such date;

            (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of any of the Basic Documents to which it is a party or the assumption of any of its obligations thereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor;

            (h) The Depositor did not transfer the Loans sold thereon by the Depositor to the Trust with any intent to hinder, delay or defraud any of its creditors; nor will the Depositor be rendered insolvent as a result of such sale;

            (i) The Depositor had good title to, and was the sole owner of, each Loan sold thereon by the Depositor free and clear of any lien other than any such lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Depositor will have delivered to the Trust good title to, and the Trust will be the sole owner of, each Loan transferred by the Depositor thereon free and clear of any lien;

            (j) The Depositor acquired title to each of the Loans sold thereon by the Depositor in good faith, without notice of any adverse claim;

            (k) None of the Basic Documents to which the Depositor is a party, nor any Officer's Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to any of the Basic Documents to which it is a party or in connection with the transactions contemplated thereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

            (l) The Depositor is not required to be registered as an "investment company," under the Investment Company Act of 1940, as amended;

            (m) The transfer, assignment and conveyance of the Loans by the Depositor thereon pursuant to this Agreement is not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

            (n) The Depositor's principal place of business and chief executive offices are located at Irvine, California or at such other address as shall be designated by such party in a written notice to the other parties hereto;

            (o) The Depositor covenants that during the continuance of this Agreement it will comply in all respects with the provisions of its organizational documents in effect from time to time; and

            (p) The representations and warranties, set forth in (h), (i), (j) and (m) above were true and correct (with respect to the applicable QSPE Affiliate) with respect to each Loan transferred to the Trust by any QSPE Affiliate at the time such Loan was transferred to a QSPE Affiliate.

            Section 3.02 Representations and Warranties of the Loan Originator.

            The Loan Originator hereby represents and warrants to the other parties hereto and the Securityholders that as of the Closing Date and as of each Transfer Date:

            (a) The Loan Originator is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (i) is duly qualified, in good standing and licensed to carry on its business in each state where any Mortgaged Property related to a Loan sold by it is located and (ii) is in compliance with the laws of any such jurisdiction, in both cases, to the extent necessary to ensure the enforceability of such Loans in accordance with the terms thereof and had at all relevant times, full corporate power to originate such Loans, to own its property, to carry on its business as currently conducted and to enter into and perform its' obligations under each Basic Document to which it is a party;

            (b) The execution and delivery by the Loan Originator of each Basic Document to which it is a party and its performance of and compliance with the terms thereof will not violate the Loan Originator's articles of organization or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any contract, agreement or other instrument to which the Loan Originator is a party or which may be applicable to the Loan Originator or any of its assets;

            (c) The Loan Originator has the full power and authority to enter into and consummate all transactions contemplated by the Basic Documents to be consummated by it, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party; each Basic Document to which it is a party, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a valid, legal and binding obligation of the Loan Originator, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (d) The Loan Originator is not in violation of, and the execution and delivery of each Basic Document to which it is a party by the Loan Originator and its performance and compliance with the terms of each Basic Document to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Loan Originator or its properties or materially and adversely affect the performance of its duties under any Basic Document to which it is a party;

            (e) There are no actions or proceedings against, or investigations of, the Loan Originator currently pending with regard to which the Loan Originator has received service of process and no action or proceeding against, or investigation of, the Loan Originator is, to the knowledge of the Loan Originator, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely to the Loan Originator, would prohibit its entering into any Basic Document to which it is a party or render the Securities invalid, (B) seek to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by any Basic Document to which it is a party or (C) if determined adversely to the Loan Originator, would prohibit or materially and adversely affect the sale of the Loans to the Depositor, the performance by the Loan Originator of its obligations under, or the validity or enforceability of, any Basic Document to which it is a party or the Securities;

            (f) No consent, approval, authorization or order of any court or governmental agency or body is required for: (1) the execution, delivery and performance by the Loan Originator of, or compliance by the Loan Originator with, any Basic Document to which it is a party, (2) the issuance of the Securities, (3) the sale and contribution of the Loans, or (4) the consummation of the transactions required of it by any Basic Document to which it is a party, except such as shall have been obtained before such date;

            (g) Immediately prior to the sale of any Loan to the Depositor, the Loan Originator had good title to the Loans sold by it on such date Without notice of any adverse claim;

            (h) The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Loan Originator to the Initial Noteholder in connection with the negotiation, preparation or delivery of the Basic Documents to which it is a party or delivered pursuant thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Loan Originator to the Initial Noteholder in connection with the Basic Documents to which it is a party and the transactions contemplated thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified.

            (i) The Loan Originator is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations under each Basic Document to which it is a party; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations under each Basic Document to which it is a party; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Loan Originator prior to the date hereof;

            (j) The Loan Originator has transferred the Loans transferred by it on or prior to such Transfer Date without any intent to hinder, delay or defraud any of its creditors;

            (k) The Loan Originator has received fair consideration and reasonably equivalent value in exchange for the Loans sold by it on such Transfer Date to the Depositor;

            (l) The Loan Originator has not dealt with any broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by this Agreement; and

            (m) The Loan Originator's principal place of business and chief executive offices are located at Irvine, California or at such other address as shall be designated by such party in a written notice to the other parties hereto.

            It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the respective Custodial Loan Files to the Custodian (as the agent of the Indenture Trustee) and shall inure to the benefit of the Securityholders, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee and the Issuer. Upon discovery by the Loan Originator, the Depositor, the Servicer, the Indenture Trustee or the Trust of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Loan or the interests of the Securityholders in any Loan or in the Securities, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Loan Originator set forth in Sections 2.05 and 3.06 hereof to cure any breach or to substitute for or repurchase an affected Loan shall constitute the sole remedies available hereunder to the Securityholders, the Depositor, the Servicer, the Indenture Trustee or the Trust respecting a breach of the representations and warranties contained in this Section 3.02. The fact that the Initial Noteholder has conducted or has failed to conduct any partial or complete due diligence investigation of the Loan Files shall not affect the Securityholders, rights to demand repurchase or substitution as provided under this Agreement.

            Section 3.03 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby represents and warrants to and covenants with the other parties hereto and the Securityholders that as of the Closing Date and as of each Transfer Date:

            (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California and (i) is duly qualified, in good standing and licensed to carry on its business in each state where any Mortgaged Property is located, and (ii) is in compliance with the laws of any such state, in both cases, to the extent necessary to ensure the enforceability of the Loans in accordance with the terms thereof and to perform its duties under each Basic Document to which it is a party and had at all relevant times, full corporate power to own its property, to carry on its business as currently conducted, to service the Loans and to enter into and perform its obligations under each Basic Document to which it is a party;

      (b) The execution and delivery by the Servicer of each Basic Document to which it is a party and its performance of and compliance with the terms thereof will not violate the Servicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of any material contract, agreement or other instrument to which the Servicer is a party or which are s applicable to the Servicer or any of its assets;

      (c) The Servicer has the full power and authority to enter into and consummate all transactions contemplated by each Basic Document to which it is a party, has duly authorized the execution, delivery and performance of each Basic Document to which it is a. party and has duly executed and delivered each Basic Document to which it is a party. Each Basic Document to which it is a party, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

      (d) The Servicer is not in violation of, and the execution and delivery of each Basic Document to which it is a party by the Servicer and its performance and compliance with the terms of each Basic Document to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or materially and adversely affect the performance of its duties under any Basic Document to which it is a party;

      (e) There are no actions or proceedings against, or investigations of, the Servicer currently pending with regard to which the Servicer has received service of process and no action or proceeding against, or investigation of, the Servicer is, to the knowledge of the Servicer, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely to the Servicer, would prohibit its entering into any Basic Document to which it is a party, (B) seek to prevent the consummation of any of the transactions contemplated by any Basic Document to which it is a party or (C) if determined adversely to the Servicer, would prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, any Basic Document to which it is a party or the Securities;

      (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, any Basic Document to which it is a party or the Securities, or for the consummation of the transactions contemplated by any Basic Document to which it is a party, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to such date;

      (g) The information, reports, financial statements, exhibits and schedules famished in writing by or on behalf of the Servicer to the Initial Noteholder in connection with the negotiation, preparation or delivery of the Basic Documents to which it is a party or delivered pursuant thereto, when taken as a whole, do not contain any untrue statement of material fact or omit. to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Servicer to the Initial Noteholder in connection with the Basic Documents to which it is a party and the transactions contemplated thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified.

      (h) The Servicer is solvent and will not be rendered insolvent as a result of the performance of its obligations pursuant to under the Basic Documents to which it is a party;

      (i) The Servicer acknowledges and agrees that the Servicing Compensation represents reasonable compensation for the performance of its services hereunder and that the entire Servicing Compensation shall be treated by the Servicer, for accounting purposes, as compensation for the servicing and administration of the Loans pursuant to this Agreement; and

      (j) The Servicer is an Eligible Servicer and covenants to remain an Eligible Servicer or, if not an Eligible Servicer, each Subservicer is an Eligible Servicer and the Servicer covenants to cause each Subservicer to be an Eligible Servicer.

      It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.03 shall survive delivery of the respective Custodial Loan Files to the Indenture Trustee or the Custodian on its behalf and shall inure to the benefit of the Depositor, the Securityholders, the Indenture Trustee and the Issuer. Upon discovery by the Loan Originator, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee or the Issuer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Loans or the interests of the Securityholders therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The fact that the Initial Noteholder has conducted or has failed to conduct any partial or complete due diligence investigation shall not affect the Securityholders, rights to exercise their remedies as provided under this Agreement.

      Section 3.04 Reserved.

      Section 3.05 Representations and Warranties Regarding Loans.

      The Loan Originator makes each of the representations and warranties set forth on Exhibit E hereto with respect to each Loan, provided, however, that with respect to each Loan transferred to the Issuer by a QSPE Affiliate, to the extent that the Loan Originator has at the time of such transfer actual knowledge of any facts or circumstances that would render any of such representations and warranties materially false, the Loan Originator shall notify the Initial Noteholder of such facts or circumstances and, in such event, shall have no obligation to make such materially false representation and warranty. In addition, the Loan Originator represents and warrants with respect to each Loan sold by a QSPE Affiliate that the Loan Originator has not been required to pay any amount to or on behalf of such QSPE Affiliate that lowered the recourse to the Loan Originator available to such QSPE Affiliate below the maximum recourse to the Loan Originator available to such QSPE Affiliate under the terms of any loan purchase agreement providing for recourse by that QSPE Affiliate to the Loan Originator.

      Section 3.06 Purchase and Substitution.

      (a) It is understood and agreed that the representations and warranties set forth in Exhibit E hereto shall survive the conveyance of the Loans to the Indenture Trustee. on behalf of the Issuer, and the delivery of the Securities to the Securityholders. Upon discovery by the Depositor, the Servicer, the Loan Originator, the Custodian, the Issuer, the Indenture Trustee or any Securityholder of a breach of any of such representations and warranties or the representations and warranties of the Loan Originator set forth in Section 3.02 which materially and adversely affects the value or enforceability of any Loan or the interests of the Securityholders in any Asset (notwithstanding that such representation and warranty was made to the Loan Originator's best knowledge) or which, as a result of the attributes of the aggregate Loan Pool, constitutes a breach of the representations and warranties set forth in Exhibit E, the party discovering such breach shall give prompt written notice to the others. The Loan Originator shall within 5 Business Days of the earlier of the Loan Originator's discovery or the Loan Originator's receiving notice of any breach of a representation or warranty, promptly cure such breach in all material respects. If within 5 Business Days after the earlier of the Loan Originator's discovery of such breach or the Loan Originator's receiving notice thereof such breach has not been remedied by the Loan Originator and such breach materially and adversely affects the interests of the Securityholders in the related Loan (an "Unqualified Loan"), the Loan Originator shall promptly upon receipt of written instructions from the Majority Noteholders either (i) remove such Unqualified Loan from the Trust (in which case it shall become a Deleted Loan) and substitute one or more Qualified Substitute Loans in the manner and subject to the conditions set forth in this Section 3.06 or (ii) purchase such Unqualified Loan at a purchase price equal to the Repurchase Price with respect to such Unqualified Loan by depositing or causing to be deposited such Repurchase Price in the Collection Account.

      Any substitution of Loans pursuant to this Section 3.06(a) shall be accompanied by payment by the Loan Originator of, the Substitution Adjustment, if any, (x) if no Overcollateralization Shortfall exists on the date of such substitution (after giving effect to such substitution), remitted to the Noteholders in accordance with Section 5.01(c)(4)(i) or (Y) otherwise to be deposited in the Collection Account pursuant to Section 5.01(b)(1) hereof.

      (b) As to any Deleted Loan for which the Loan Originator substitutes a Qualified Substitute Loan or Loans, the Loan Originator shall effect such substitution by delivering to the Indenture Trustee and Initial Noteholder a certification executed by a Responsible Officer of the Loan Originator to the effect that the Substitution Adjustment, if any, has been (x) if no Overcollateralization Shortfall exists on the date of such substitution (after giving effect to such substitution), remitted to the Noteholders in accordance with Section 5.01(c)(4)(i), or (y) otherwise deposited in the Collection Account. As to any Deleted Loan for which the Loan Originator substitutes a Qualified Substitute Loan or Loans, the Loan Originator shall effect such substitution by delivering to the Custodian the documents constituting the Custodial Loan File for such Qualified Substitute Loan or Loans.

      The Servicer shall deposit in the Collection Account all payments received in connection with each Qualified Substitute Loan after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Loans on or before the date of substitution will be retained by the Loan Originator. The Trust will be entitled to all payments received on the Deleted Loan on or before the date of substitution and the Loan Originator shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Loan. The Loan Originator shall give written notice to the Issuer, the Servicer (if the Loan Originator is not then acting as such), the Indenture Trustee and Initial Noteholder that such substitution has taken place and the Servicer shall amend the Loan Schedule to reflect (i) the removal of such Deleted Loan from the terms of this Agreement and (ii) the substitution of the Qualified Substitute Loan. The Servicer shall promptly deliver to the Issuer, the Loan Originator, the Indenture Trustee and Initial Noteholder, a copy of the amended Loan Schedule. Upon such substitution, such Qualified Substitute Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Loan Originator shall be deemed to have made with respect to such Qualified Substitute Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Exhibit E hereto. On the date of such substitution, the Loan Originator will (x) if no Overcollateralization Shortfall exists as of the date of substitution (after giving effect to such substitution), remit to the Noteholders as provided in Section 5.01(c)(4)(i) or
(y) otherwise deposit into the Collection Account, in each case an amount equal to the related Substitution Adjustment, if any. In addition, on the date of such substitution, the Servicer shall cause the Indenture Trustee to release the Deleted Loan from the lien of the Indenture and the Servicer will cause such Qualified Substitute Loan to be pledged to the Indenture Trustee under the Indenture as part of the Trust Estate.

      (c) With respect to all Unqualified Loans or other Loans repurchased by the Loan Originator pursuant to this Agreement, upon the deposit of the Repurchase Price therefor into the Collection Account, (i) the Issuer shall assign to the Loan Originator, without representation or warranty, all of the Issuer's right, title and interest in and to such Unqualified Loan, which right, title and interest were conveyed to the Issuer pursuant to Section 2.01 hereof and (ii) the Indenture Trustee shall assign to the Loan Originator, without recourse, representation or warranty, all the Indenture Trustee's right, title and interest in and to such Unqualified Loans or Loans, which right, title and interest were conveyed to the Indenture Trustee pursuant to Section 2.01 hereof and the Indenture. The Issuer and the Indenture Trustee shall, at the expense of the Loan Originator, take any actions as shall be reasonably requested by the Loan Originator to effect the repurchase of any such Loans and to have the Custodian return the Custodial Loan File of the deleted Loan to the Servicer.

      (d) It is understood and agreed that the obligations of the Loan Originator set forth in this Section 3.06 to cure, purchase or substitute for a Unqualified Loan constitute the sole remedies hereunder of the Depositor, the Issuer, the Indenture Trustee, the Owner Trustee and the Securityholders respecting a breach of the representations and warranties contained in Sections
3.02 hereof and in Exhibit E hereto. Any cause of action against the Loan Originator relating to or arising out of a defect in a Custodial Loan File or against the Loan Originator relating to or arising out of a breach of any representations and warranties made in Sections 3.02 hereof and in Exhibit E hereto shall accrue as to any Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Loan Originator or notice thereof by the Loan Originator to the Indenture Trustee, (ii) failure by the Loan Originator to cure such defect or breach or purchase or substitute such Loan as specified above, and (iii) demand upon the Loan Originator, as applicable, by the Issuer or the Majority Noteholders for all amounts payable in respect of such Loan.

      (e) Neither the Issuer nor the Indenture Trustee shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Loan pursuant to this Section or the eligibility of any Loan for purposes of this Agreement.

      Section 3.07 Dispositions.

      (a) The Majority Noteholders may at any time in its sole discretion, and from time to time, require that the Issuer redeem all or any portion of the Note Principal Balance of the Notes by paying the Note Redemption Amount with respect to the Note Principal Balance to be redeemed. In connection with any such redemption, the Issuer shall effect Dispositions at the direction of the Majority Noteholders in accordance with this Agreement, including in accordance with this Section 3.07.

      (b) (i) In consideration of the consideration received from the Depositor under the Loan Purchase and Contribution Agreement, the Loan Originator hereby agrees and covenants that in connection with each Disposition it shall effect the following:

            (A) make such representations and warranties concerning the Loans as of the "cut-off date" of the related Disposition to the Disposition Participants as may be necessary to effect the Disposition and such additional representations and warranties as may be necessary, in the reasonable opinion of any of the Disposition Participants, to effect such Disposition; provided, that, to the extent that the Loan Originator has at the time of the Disposition actual knowledge of any facts or circumstances that would render any of such representations and warranties materially false, the Loan Originator may notify the Disposition Participants of such facts or circumstances and, in such event, shall have no obligation to make such materially false representation and warranty;

            (B) supply such information, opinions of counsel, letters from law and/or accounting firms and other documentation and certificates regarding the origination of the Loans as any Disposition Participant shall reasonably request to effect a Disposition and enter into such indemnification agreements customary for such transaction relating to or in connection with the Disposition as the Disposition Participants may reasonably require;

            (C) make itself available for and engage in good faith consultation with the Disposition Participants concerning information to be contained in any document, agreement, private placement memorandum, or filing with the Securities and Exchange Commission relating to the Loan Originator or the Loans in connection with a Disposition and shall use reasonable efforts to compile any information and prepare any reports and certificates, into a form, whether written or electronic, suitable for inclusion in such documentation;

            (D) to implement the foregoing and to otherwise effect a Disposition, enter into, or arrange for its Affiliates to enter into insurance and indemnity agreements, underwriting or placement agreements, servicing agreements, purchase agreements and any other documentation which may reasonably be required of or reasonably deemed appropriate by the Disposition Participants in order to effect a Disposition; and

            (E) take such further actions as may be reasonably necessary to effect the foregoing;

provided, that notwithstanding anything to the contrary, (a) the Loan Originator shall have no liability for the Loans arising from or relating to the ongoing ability of the related Borrowers to pay under the Loans; (b) none of the indemnities hereunder shall constitute an unconditional guarantee by the Loan Originator of collectibility of the Loans; (c) the Loan Originator shall have no obligation with respect to the financial inability of any Borrower to pay principal, interest or other amount owing by such Borrower under a Loan; and (d) the Loan Originator shall only be required to enter into documentation in connection with Dispositions that is consistent with the prior public securitizations of affiliates of the Loan Originator, provided that to the extent an Affiliate of the Initial Noteholder acts as "depositor" or performs a similar function in a Securitization, additional indemnities and informational representations and warranties are provided which are consistent with those in the Basic Documents and may upon request of the Loan Originator be set forth in a separate agreement between an Affiliate of the Initial Noteholder and the Loan Originator.

      (ii) In the event of any Disposition to the Loan Originator or any of its Affiliates (except in connection with a Securitization or a Disposition to a QSPE Affiliate), the purchase price paid by the Loan Originator or any such Affiliate shall be the "fair market value" of the Loans subject to such Disposition (as determined by the Market Value Agent based upon recent sales of comparable loans or such other objective criteria as may be approved for determining "fair market value" by a "Big Five" national accounting firm).

      (iii) As long as no Event of Default or Default shall have occurred and be continuing under this Agreement or the Indenture, the Servicer may continue to service the Loans included in any Disposition subject to any applicable "term-to-term" servicing provisions in Section 9.01(c) and subject to any required amendments to the related servicing provisions as may be necessary to effect the related Disposition including but not limited to the obligation to make recoverable principal and interest advances on the Loans.

      After the termination of the Revolving Period, the Loan Originator, the Issuer and the Depositor shall use commercially reasonable efforts to effect a Disposition at the direction of the Market Value Agent.

      (c) The Issuer shall effect Dispositions at the direction of the Majority Noteholders in accordance with the terms of this Agreement and the Basic Documents. In connection therewith, the Trust agrees to assist the Loan Originator in such Dispositions and accordingly it shall, at the request and direction of the Majority Noteholders:

      (i) transfer, deliver and sell all or a portion of the Loans, as of the "cut-off dates" of the related Dispositions, to such Disposition Participants as may be necessary to effect the Dispositions; provided, that any such sale shall be for "fair market value," as determined by the Market Value Agent in its reasonable discretion;

      (ii) deposit the cash Disposition Proceeds into the Distribution Account pursuant to Section 5.01(c)(2)(D);

      (iii) to the extent that a Securitization creates any Retained Securities, to accept such Retained Securities as a part of the Disposition Proceeds in accordance with the terms of this Agreement; and

      (iv) take such further actions, including executing and delivering documents, certificates and agreements, as may be reasonably necessary to effect such Dispositions.

      (d) The Servicer hereby covenants that it will take such actions as may be reasonably necessary to effect Dispositions as the Disposition Participants may request and direct, including without limitation providing the Loan Originator such information as may be required to make representations and warranties required hereunder, and covenants that it will make such representations and warranties regarding its servicing of the Loans hereunder as of the Cut-off Date of the related Disposition as reasonably required by the Disposition Participants.

      (e) [reserved]

      (f) The Majority Noteholders may effect Whole Loan Sales upon written notice to the Servicer of its intent to cause the Issuer to effect a Whole Loan Sale at least 5 Business Days in advance thereof. The Disposition Agent shall serve as agent for Whole Loan Sales and will receive a reasonable fee for such services provided that no such fee shall be payable if (i) the Loan Originator or its Affiliates purchase such Loans, and (ii) no Event of Default or Default shall have occurred. The Loan Originator or its Affiliates may concurrently bid to purchase Loans in a Whole Loan Sale; provided, however, that neither the Loan Originator nor any such Affiliates shall pay a price in excess of the fair market value thereof as reasonably determined by the Market Value Agent. In the event that the Loan Originator does not bid in any such Whole Loan Sale, it shall have a right of first refusal to purchase the Loans offered for sale at the price offered by the highest bidder. The Disposition Agent shall conduct any Whole Loan Sale subject to the Loan Originator's right of first refusal and shall promptly notify the Loan Originator of the amount of the highest bid. The Loan Originator shall have five (5) Business Days following its receipt of such notice to exercise its right of first refusal by notifying the Disposition Agent in writing.

      (g) Except as otherwise expressly set forth under this Section 3.07, the parties' rights and obligations under this Section 3.07 shall continue notwithstanding the occurrence of an Event of Default.

      (h) The Disposition Participants (and the Majority Noteholders to the extent directing the Disposition Participants) shall be independent contractors to the Issuer and shall have no fiduciary obligations to the Issuer or any of its Affiliates. In that connection, the Disposition Participants shall not be liable for any error of judgment made in good faith and shall not be liable with respect to any action they take or omits to take in good faith in the performance of their duties.

      Section 3.08 Servicer Put; Servicer Call.

      (a) Servicer Put. The Servicer shall (within 48 hours) purchase, upon the written demand of the Majority Noteholders, any Put/Call Loan. Provided that the Servicer may, upon receipt of such notice, elect to repurchase such Put/Call Loan pursuant to (b) below, in which case such repurchase shall be deemed a Servicer Call.

      (b) Servicer Call. The Servicer may repurchase any Put/Call Loan at any time. Such Servicer Calls shall be solely at the option of the Servicer. Prior to exercising a Servicer Call, the Servicer shall deliver written notice to the Majority Noteholders and the Indenture Trustee which notice shall identify each Loan to be purchased and the Repurchase Price therefor; provided, however, that the Servicer may irrevocably waive its right to repurchase any Put/Call Loan as soon as reasonably practicable following its receipt of notice of the occurrence of any event or events giving rise to such Loan being a Put/Call Loan.

      (c) In connection with each Servicer Put, the Servicer shall remit for deposit into the Collection Account, the Repurchase Price for the Loans to be repurchased. In connection with each Servicer Call, the Servicer shall deposit into the Collection Account the Repurchase Price for the Loans to be purchased. The aggregate Repurchase Price of all Loans transferred pursuant to Section 3.08(a) shall in no event exceed the Unfunded Transfer Obligation at the time of any Servicer Put.

      Section 3.09 Modification of Underwriting Guidelines.

      The Loan Originator shall give the Initial Noteholder prompt written notification of any modification or change to the Underwriting Guidelines, If the Noteholder objects in writing to any modification or change to the Underwriting Guidelines within 15 days after receipt of such notice, no Loans may be conveyed to the Issuer pursuant to this Agreement unless such Loans have been originated pursuant to the Underwriting Guidelines without giving effect to such modification or change. Notwithstanding anything contained in this Agreement to the contrary, any Loan conveyed to the Issuer pursuant to this Agreement pursuant to a modification or change to the Underwriting Guidelines that has been rejected by the Initial Noteholder or which the Initial Noteholder did not receive notice of, such Loan shall be deemed an Unqualified Loan and be repurchased or substituted for in accordance with Section 3.06.

                                   ARTICLE IV

             ADMINISTRATION AND SERVICING OF THE LOANS

      Section 4.01 Servicer's Servicing Obligations.

      The Servicer, as independent contract servicer, shall service and administer the Loans in accordance with the terms and provisions set forth in the Servicing Addendum, which Servicing Addendum is incorporated herein by reference.

                                    ARTICLE V

              ESTABLISHMENT OF TRUST ACCOUNTS; TRANSFER OBLIGATION

      Section 5.01 Collection Account and Distribution Account.

      (a) (1) Establishment of Collection Account. The Servicer, for the benefit of the Noteholders, shall cause to be established and maintained one or more Collection Accounts (collectively, the "Collection Account"), which shall be separate Eligible Accounts entitled "Option One Owner Trust 2001-2 Collection Account, Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, for the benefit of the Option One Owner Trust 2001-2 Mortgage-Backed Notes." The Collection Account shall be maintained with a depository institution and shall satisfy the requirements set forth in the definition of Eligible Account. Funds in the Collection Account shall be invested in accordance with Section 5.03 hereof. Net investment earnings shall not be considered part of funds available in the Collection Account.

      (2) Establishment of Distribution Account. The Servicer, for the benefit of the Noteholders, shall cause to be established and maintained, one or more Distribution Accounts (collectively, the "Distribution Account"), which shall be separate Eligible Accounts, entitled "Option One Owner Trust 2001-2 Distribution Account, Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, for the benefit of the Option One Owner Trust 2001-2 Mortgage-Backed Notes." The Distribution Account shall be maintained with a depository institution and shall satisfy the requirements set forth in the definition of Eligible Account. Funds in the Distribution Account shall be invested in accordance with Section 5.03 hereof. The Servicer may, at its option, maintain one account to serve as both the Distribution Account and the Collection Account, in which case, the account shall be entitled "Option One Owner Trust 2001-2 Collection/Distribution Account, Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, for the benefit of the Option One Owner Trust 2001-2 Mortgage-Backed Notes." If the Servicer makes such an election, all references herein or in any other Basic Document to either the Collection Account or the Distribution Account shall mean the Collection Account/Distribution Account described in the preceding sentence.

      (3) The Servicer will inform the Indenture Trustee of the location of any accounts held in the Indenture Trustee's name, including any location to which an account is transferred.

      (b) (1) Deposits to Collection Account. The Servicer shall deposit or cause to be deposited (without duplication):

      (i) all payments on or in respect of each Loan collected on or after the related Transfer Cut-off Date or with respect to each Loan purchased from a QSPE Affiliate, all such payments allocable to such Loan on or after the related Transfer Date (net, in each case, of any Servicing Compensation retained therefrom) within two (2) Business Days after receipt thereof;

      (ii) all Net Liquidation Proceeds within two (2) Business Days after receipt thereof;

      (iii) all Mortgage Insurance Proceeds within two (2) Business Days after receipt thereof;

      (iv) all Released Mortgaged Property Proceeds within two (2) Business Days after receipt thereof;

      (v) any amounts payable in connection with the repurchase of any Loan and the amount of any Substitution Adjustment pursuant to Sections 2.05 and 3.06 hereof concurrently with payment thereof;

      (vi) any Repurchase Price payable in connection with a Servicer Call pursuant to Section 3.08 hereof concurrently with payment thereof;

      (vii) the deposit of the Termination Price under Section 10.02 hereof concurrently with payment thereof,

      (viii) [reserved];

      (ix) [reserved];

      (x) any payments received under Hedging Instruments or the return of amounts by the Hedging Counterparty pledged pursuant to prior Hedge Funding Requirements in accordance with the last sentence of this Section 5.01(b)(1); and

      (xi) any Repurchase Price payable in connection with a Servicer Put remitted by the Servicer pursuant to Section 3.08.

      Except as otherwise expressly provided in Section 5.01(c)(4)(i), the Servicer agrees that it will cause the Loan Originator, Borrower or other appropriate Person paying such amounts, as the case may be, to remit directly to the Servicer for deposit into the Collection Account all amounts referenced in clauses (i) through (xi) to the extent such amounts are in excess of a Monthly Payment on the related Loan. To the extent the Servicer receives any such amounts, it will deposit them into the Collection Account on the same Business Day as receipt thereof.

      (c) Withdrawals From Collection Account; Deposits to Distribution Account.

      (1) Withdrawals From Collection Account -- Reimbursement Items. The Paying Agent shall periodically but in any event on each Determination Date, make the following withdrawals from the Collection Account prior to any other withdrawals, in no particular order of priority:

      (i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error, including Servicing Compensation;

      (ii) to withdraw the Servicing Advance Reimbursement Amount; and

      (iii) to clear and terminate the Collection Account in connection with the termination of this Agreement.

      (2) Deposits to Distribution Account - Payment Dates.

            (A) On the Business Day prior to each Payment Date, the Paying Agent shall deposit into the Distribution Account such amounts as are required from the Transfer Obligation Account pursuant to Sections 5.05(e), 5.05(f), 5.05(g) and 5.05(h).

            (B) After making all withdrawals specified in Section 5.01(c)(1) above, on each Remittance Date, the Paying Agent (based on information provided by the Servicer for such Payment Date), shall withdraw the Monthly Remittance Amount (or, with respect to an additional Payment Date pursuant to Section 5.01(c)(4)(ii), all amounts on deposit in the Collection Account on such date up to the amount necessary to make the payments due on the related Payment Date in accordance with Section 5.01(c)(3)) from the Collection Account not later than 5:00 P.M., New York City time and deposit such amount into the Distribution Account.

            (C) On each Payment Date, the Servicer shall cause to be deposited in the Distribution Account all payments on the Advance Note made on or before such Payment Date and not previously distributed pursuant to
      Section 5.01(c)(3).

            (D) The Servicer shall deposit or cause to be deposited in the Distribution Account any cash Disposition Proceeds pursuant to Section
      3.07. To the extent the Servicer receives such amounts, it will deposit them into the Distribution Account on the same Business Day as receipt thereof

      (3) Withdrawals From Distribution Account -- Payment Dates. On each Payment Date, to the extent funds are available in the Distribution Account, the Paying Agent (based on the information provided by the Servicer contained in the Servicer's Remittance Report for such Payment Date) shall make withdrawals therefrom for application in the following order of priority:

      (i) to distribute on such Payment Date the following amounts in the following order: (a) to the Indenture Trustee, an amount equal to the Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Payment Dates and all amounts owing to the Indenture Trustee pursuant to Section 6.07 of the Indenture and not paid by the Servicer or the Depositor up to an amount not to exceed $25,000 per annum, (b) to the Custodian, an amount equal to the Custodian Fee and all unpaid Custodian Fees from prior Payment Dates, (c) to the Servicer,
(x) an amount equal to the Servicing Compensation and all unpaid Servicing Compensation from prior Payment Dates (to the extent not retained from collections or remitted to the Servicer pursuant to Section 5.01(c)) and (y) all Nonrecoverable Servicing Advances not previously reimbursed and (d) to the Servicer, in trust for the Owner Trustee, an amount equal to the Owner Trustee Fee and all unpaid Owner Trustee Fees from prior Payment Dates;

      (ii) to distribute on such Payment Date, the Hedge Funding Requirement to the appropriate Hedging Counterparties; provided, that only cash on or in respect of fixed rate Loans (including cash Disposition Proceeds received therefrom) and amounts deposited in the Distribution Account pursuant to Section 5.05(g) shall be distributed for such purpose and; provided, further, that amounts distributed pursuant to clause (i) above to the extent not attributable to a specific Loan shall be deemed paid from fixed rate Loans, pro rata based on their aggregate Principal Balances relative to the Pool Principal Balance on such Payment Date;

      (iii) to the holders of the Notes pro rata, the sum of the Unfunded Fee Amount for such Payment Date, the Interest Payment Amount for such Payment Date and the Interest Carry-Forward Amount for the preceding Payment Date;

      (iv) to the holders of the Notes pro rata, the Overcollateralization Shortfall for such Payment Date; provided, however, that if (a) a Rapid Amortization Trigger shall have occurred and not been Deemed Cured or (b) an Event of Default under the Indenture or Default shall have occurred, the holders of the Notes shall receive, in respect of principal, all remaining amounts on deposit in the Distribution Account;

      (v) to the appropriate Person, amounts in respect of Issuer/Depositor Indemnities (as defined in the Trust Agreement) and Due Diligence Fees until such amounts are paid in full;

      (vi) to the Transfer Obligation Account, all remaining amounts until the balance therein equals the Transfer Obligation Target Amount;

      (vii) to the Indenture Trustee all amounts owing to the Indenture Trustee pursuant to Section 6.07 of the Indenture and not paid pursuant to clause (i) above; and

      (viii) to the holders of the Trust Certificates, in accordance with
Section 5.2(6) of the Trust Agreement, all amounts remaining therein.

      (4) (i) If the Loan Originator or the Servicer, as applicable, repurchases, purchases or substitutes a Loan pursuant to Section 2.05, 3.06, 3.08(a), 3.08(b) or 3.08(c), then the Noteholders and the Issuer shall deem such date to be an additional Payment Date and the Issuer shall provide written notice to the Indenture Trustee and the Paying Agent of such additional Payment Date at least one Business Day prior to such Payment Date. On such additional Payment Date, the Loan Originator or the Servicer, in satisfaction of its obligations under 2.05, 3.06, 3.08(a) 3.08(b) or 3.08(c) and in satisfaction of the obligations of the Issuer and the Paying Agent to distribute such amounts to the Noteholders pursuant to Section 5.01(c), shall remit to the Noteholders, on behalf of the Issuer and the Paying Agent, an amount equal to the Repurchase Prices and any Substitution Adjustments (as applicable) to be paid by the Loan Originator or the Servicer by 12:00 p.m. New York City time, as applicable, under such Section, on such Payment Date, and the Note Principal Balance will be reduced accordingly. Such amounts shall be deemed deposited into the Collection Account and the Distribution Account, as applicable, and such amounts will be deemed distributed pursuant to the terms of Section 5.01(c). Upon notice of an additional Payment Date to the Paying Agent and the Indenture Trustee as provided above, the Paying Agent shall provide the Loan Originator or the Servicer

(as applicable) information necessary so that remittances to the Noteholders pursuant to this clause (4)(i) may be made by the Loan Originator or the Servicer, as applicable, in compliance with Section 5.02(a) hereof.

      (ii) To the extent that there is deposited in the Collection Account or the Distribution Account any amounts referenced in Section 5.01(b)(1)(vii) and 5.01(c)(2)(D), the Majority Noteholders and the Issuer may agree, upon reasonable written notice to the Paying Agent and the Indenture Trustee, to additional Payment Dates. The Issuer and the Majority Noteholder shall give the Paying Agent and the Indenture Trustee at least one (1) Business Day's written notice prior to such additional Payment Date and such notice shall specify each amount in Section 5.01(c) to be withdrawn from the Collection Account and Distribution Account on such day.

      (iii) To the extent that there is deposited in the Distribution Account any amounts referenced in Section 5.05(f), the Majority Noteholders may, in their sole discretion, establish an additional Payment Date by written notice delivered to the Paying Agent and the Indenture Trustee at least one Business Day prior to such additional Payment Date. On such additional Payment Date, the Paying Agent shall pay the sum of the Overcollateralization Shortfall to the Noteholders in respect of principal on the Notes.

      Notwithstanding that the Notes have been paid in full, the Indenture Trustee, the Paying Agent and the Servicer shall continue to maintain the Distribution Account hereunder until this Agreement has been terminated.

      Section 5.02 Payments to Securityholders.

      (a) All distributions made on the Notes on each Payment Date or pursuant to Section 5.04(b) of the Indenture will be made on a pro rata basis among the Noteholders of record of the Notes on the next preceding Record Date based on the Percentage Interest represented by their respective Notes, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Noteholder, if such Noteholder shall own of record Notes having a Percentage Interest (as defined in the Indenture) of at least 20% and shall have so notified the Paying Agent and the Indenture Trustee, 5 Business Days prior to the related Record Date and otherwise by check mailed to the address of such Noteholder appearing in the Notes Register. The final distribution on each Note will be made in like manner, but only upon presentment and surrender of such Note at the location specified in the notice to Noteholders of such final distribution.

      (b) All distributions made on the Trust Certificates on each Payment Date or pursuant to Section 5.04(b) of the Indenture will be made in accordance with the Percentage Interest among the holders of the Trust Certificates of record on the next preceding Record Date based on their Percentage Interests (as defined in the Trust Agreement) on the date of distribution, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of each such holder, if such holder shall own of record a Trust Certificate in an original denomination aggregating at least 25% of the Percentage Interests and shall have so notified the

Paying Agent and the Indenture Trustee 5 Business Days prior to the related Record Date, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Trust Certificate will be made in like manner, but only upon presentment and surrender of such Trust Certificate at the location specified in the notice to holders of the Trust Certificates of such final distribution. Any amount distributed to the holders of the Trust Certificates on any Payment Date shall not be subject to any claim or interest of the Noteholders. In the event that at any time there shall be more than one Certificateholder, the Indenture Trustee shall be entitled to reasonable additional compensation from the Servicer for any increases in its obligations hereunder.

      Section 5.03 Trust Accounts; Trust Account Property.

      (a) Control of Trust Accounts. Each of the Trust Accounts established hereunder has been pledged by the Issuer to the Indenture Trustee under the Indenture and shall be subject to the lien of the Indenture. Amounts distributed from each Trust Account in accordance with the terms of this Agreement shall be released for the benefit of the Securityholders from the Trust Estate upon such distribution thereunder or hereunder. The Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. If, at any time, any Trust Account ceases to be an Eligible Account, the Indenture Trustee shall, within ten Business Days (or such longer period, not to exceed 30 calendar days, with the prior written consent of the Majority Noteholders) (i) establish a new Trust Account as an Eligible Account, (ii) terminate the ineligible Trust Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

      With respect to the Trust Accounts, the Issuer and the Indenture Trustee agree, that each such Trust Account shall be subject to the sole and exclusive dominion, custody and control of the Indenture Trustee for the benefit of the Noteholders, and, except as may be consented to in writing by the Majority Noteholders, the Indenture Trustee shall have sole signature and withdrawal authority with respect thereto.

      The Servicer (unless it is also the Paying Agent) shall not be entitled to make any withdrawals or payments from the Trust Accounts.

      (b) (1) Investment of Funds. Funds held in the Collection Account, the Distribution Account and the Transfer Obligation Account may be invested (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments, as directed by the Servicer prior to the occurrence of an Event of Default and by the Majority Noteholders thereafter, in writing or facsimile transmission confirmed in writing by the Servicer or Majority Noteholders, as applicable. In the event the Indenture Trustee has not received such written direction, such Funds shall be invested in any Permitted Investment described in clause (i) of the definition of Permitted Investments. In any case, funds in the Collection Account, the Distribution Account and the Transfer Obligation Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, one Business Day prior to the next Payment Date and shall not be sold or disposed of prior to its maturity subject to Subsection (b)(2) of this Section. All interest and any other investment earnings on amounts or investments held in the Collection Account, the Distribution Account and the Transfer Obligation Account shall be paid to the Servicer immediately upon receipt by the Indenture Trustee. All Permitted Investments in which funds in the Collection Account, the Distribution Account or the Transfer Obligation Account are invested must be held by or registered in the name of "Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, in trust for the Option One Owner Trust 2001-2 Mortgage-Backed Notes."

      (2) Insufficiency and Losses in Trust Accounts. If any amounts are needed for disbursement from the Collection Account, the Distribution Account or the Transfer Obligation Account held by or on behalf of the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in the Collection Account, the Distribution Account or the Transfer Obligation Account, as the case may be. The Indenture Trustee shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by the failure of the Indenture Trustee to perform in accordance with written directions provided pursuant to this Section 5.03.

      If any losses are realized in connection with any investment in the Collection Account, the Distribution Account or the Transfer Obligation Account pursuant to this Agreement during a period in which the Servicer has the right to direct investments pursuant to Section 5.03(b), then the Servicer shall deposit the amount of such losses (to the extent not offset by income from other investments in the Collection Account, the Distribution Account or the Transfer Obligation Account, as the case may be) into the Collection Account, the Distribution Account or the Transfer Obligation Account, as the case may be, immediately upon the realization of such loss. All interest and any other investment earnings on amounts held in the Collection Account, the Distribution Account and the Transfer Obligation Account shall be taxed to the Issuer and for federal and state income tax purposes the Issuer shall be deemed to be the owner of the Collection Account, the Distribution Account and/or the Transfer Obligation Account, as the case may be.

      (c) Subject to Section 6.01 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein.

      (d) With respect to the Trust Account Property, the Indenture Trustee acknowledges and agrees that:

            (1) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts, subject to the last sentence of Subsection (a) of this Section 5.03; and each such Eligible Account shall be subject to the sole and exclusive dominion, custody and control of the Indenture Trustee; and, without limitation on the foregoing, the Indenture Trustee shall have sole signature authority with respect thereto;

            (2) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraphs
      (a) and (b) of
      the definition of "Delivery" in Section .1.01 hereof and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee;

            (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (c) of the definition of "Delivery" in Section 1.01 hereof and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

            (4) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (3) above shall be delivered to the Indenture Trustee in accordance with paragraph
      (d) of the definition of "Delivery" in Section 1.01 hereof and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

      Section 5.04 Advance Account.

      (a) The Servicer, for the benefit of the Noteholders, shall cause to be established and maintained an Advance Account (the "Advance Account"), which shall be a separate Eligible Account entitled "Option One Owner Trust 2001-2 Advance Account, Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, for the benefit of the Option One Owner Trust 2001-2 Mortgage-Backed Notes." The Advance Account shall be maintained with a depository institution and shall satisfy the requirements set forth in the definition of Eligible Account. Funds in the Collection Account shall not be invested.

      (b) Deposits and Withdrawals. Amounts in respect of Additional Note Principal Balances purchased on Transfer Dates shall be deposited in and withdrawn from the Advance Account as provided in Sections 2.01(c) and 2.06 hereof and Section 3.01 of the Note Purchase Agreement. All amounts on deposit in the Advance Account at any time shall be the property of the Initial Noteholder and shall be held in escrow by the Indenture Trustee for application in accordance with this Agreement.

      Section 5.05 Transfer Obligation Account.

      (a) The Servicer, for the benefit of the Noteholders, shall cause to be established and maintained in the name of the Indenture Trustee a Transfer Obligation Account (the "Transfer Obligation Account"), which shall be a separate Eligible Account and may be interest-bearing, entitled "Option One Owner Trust 2001-2 Transfer Obligation Account, Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, for the benefit of the Option One Owner Trust 2001-2 Mortgage-Backed Notes." The Indenture Trustee shall have no monitoring or calculation obligation with respect to withdrawals from the Transfer Obligation Account. Amounts in the Transfer Obligation Account shall be invested in accordance with Section 5.03.

      (b) In accordance with Section 5.06, the Loan Originator shall deposit into the Transfer Obligation Account any amounts as may be required thereby.

      (c) On each Payment Date, the Paying Agent will deposit in the Transfer Obligation Account any amounts required to be deposited therein pursuant to
Section 5.01(c)(3)(vi).

      (d) On the date of each Disposition, the Paying Agent shall withdraw from the Transfer Obligation Account such amount on deposit therein in respect of the payment of Transfer Obligations as may be requested by the Disposition Agent in writing to effect such Disposition.

      (e) On each Payment Date, the Paying Agent shall withdraw from the Transfer Obligation Account and deposit into the Distribution Account on such Payment Date the lesser of (x) the amount then on deposit in the Transfer Obligation Account and (y) the Interest Carry-Forward Amount as of such date.

      (f) If, with respect to any Business Day there exists an Overcollateralization Shortfall, the Paying Agent, upon the written direction of the Servicer or the Initial Noteholder shall withdraw from the Transfer Obligation Account and deposit into the Distribution Account on such Business Day the lesser of the amount then on deposit in the Transfer Obligation Account and the amount of such Overcollateralization Shortfall as of such date.

      (g) If with respect to any Payment Date there shall exist a Hedge Funding Requirement, the Paying Agent, upon the written direction of the Servicer or the Initial Noteholder shall withdraw from the Transfer Obligation Account and deposit into the Distribution Account on the Business Day prior to such Payment Date the lesser of (x) the amount then on deposit in the Transfer Obligation Account (after making all other required withdrawals therefrom with respect to such Payment Date) and (y) the amount of such Hedge Funding Requirement as of such date.

      (h) In the event of the occurrence of an Event of Default under the Indenture, the Paying Agent shall withdraw all remaining funds from the Transfer Obligation Account and apply such funds in satisfaction of the Notes as provided in Section 5.04(b) of the Indenture.

      (i) (i) The Paying Agent shall return to the Loan Originator (as the Loan Originator shall agree) all amounts on deposit in the Transfer Obligation Account (after making all other withdrawals pursuant to this Section 5.05) until the Majority Noteholders provide written notice to the Indenture Trustee (with a copy to the Loan Originator and the Servicer) of the occurrence of a default or event of default (however defined) under any Basic Document with respect to the Issuer, the Depositor, the Loan Originator or any of their Affiliates and (ii) upon the date of the termination of this Agreement pursuant to Article X, the Paying Agent shall withdraw any remaining amounts from the Transfer Obligation Account and remit all such amounts to the Loan Originator.

      Section 5.06 Transfer Obligation.

      (a) In consideration of the transactions contemplated by the Basic Documents, the Loan Originator agrees and covenants with the Depositor that:

      (i) In connection with each Disposition it shall fund, or cause to be funded, reserve funds, pay credit enhancer fees, pay, or cause to be paid, underwriting fees, fund any difference between the cash Disposition Proceeds and the aggregate Note Principal Balance at the time of such Disposition, and make, or cause to be made; such other payments as may be, in the reasonable opinion of the Disposition Agent, commercially reasonably necessary to effect Dispositions, in each case to the extent that Disposition Proceeds are insufficient to pay such amounts;

      (ii) In connection with Hedging Instruments, on the Business Day prior to each Payment Date, it shall deliver to the Servicer for deposit into the Transfer Obligation Account any Hedge Funding Requirement (to the extent amounts available on the related Payment Date pursuant to Section 5.01 are insufficient to make such payment), when as and if due to any Hedging Counterparty;

      (iii) If any Interest Carry-Forward Amount shall occur, it shall deposit into the Transfer Obligation Account any such Interest Carry-Forward Amount on or before the Business Day preceding such related Payment Date;

      (iv) If on any Business Day, there exists an Overcollateralization Shortfall, upon the written direction of the Initial Noteholder, it shall, on such Business Day deposit into the Transfer Obligation Account the full amount of the Overcollateralization Shortfall as of such date, provided, that in the event that notice of such Overcollateralization Shortfall is provided to the Loan Originator after 3:00 p.m. New York City time, the Loan Originator shall make such deposit on the following Business Day; and

      (v) Notwithstanding anything to the contrary herein, in the event of the occurrence of an Event of Default under the Indenture, the Loan Originator shall promptly deposit into the Transfer Obligation Account the entire amount of the Unfunded Transfer Obligation;

provided, that notwithstanding anything to the contrary contained herein, the Loan Originator's cumulative payments under or in respect of the Transfer Obligations (after subtracting therefrom any amounts returned to the Loan Originator pursuant to Section 5.05(i)(i)) together with the Servicer's payments in respect of any Servicer Puts shall not in the aggregate exceed the Unfunded Transfer Obligation.

      (b) The Loan Originator agrees that the Noteholders, as ultimate assignee of the rights of the Depositor under this Agreement and the other Basic Documents, may enforce the rights of the Depositor directly against the Loan Originator.

                                   ARTICLE VI

              STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

      Section 6.01 Statements.

      (a) No later than 12 noon (New York City time) on each Remittance Date, the Servicer shall deliver to the Indenture Trustee and the Initial Noteholder by facsimile, the receipt and legibility of which shall be confirmed by telephone, and with hard copy thereof to be delivered no later than one (1) Business Day after such Remittance Date, the Servicer's Remittance Report, setting forth the date of such Report (day, month and year), the name of the Issuer (i.e., "Option One Owner Trust 2001-2"), and the date of this Agreement, all in substantially the form set out in Exhibit B hereto. Furthermore, on each Remittance Date, the Servicer shall deliver to the Indenture Trustee and the Initial Noteholder a magnetic tape or computer disk providing, with respect to each Loan in the Loan Pool as of the last day of the related Remittance Period
(i) if such Loan is an ARM, the current Loan Interest Rate ; (ii) the Principal Balance with respect to such Loan ; (iii) the date of the last Monthly Payment paid in full; and (iv) such other information as may be reasonably requested by the Initial Noteholder and the Indenture Trustee. In addition, no later than 12:00 noon (New York City time) on the 15th day of each calendar month (or if such day is not a Business Day, the preceding Business Day), the Custodian shall prepare and provide to the Servicer and the Indenture Trustee by facsimile, the Custodian Fee Notice for the Payment Date falling in such calendar month.

      (b) (i) No later than 12 noon (New York City time) on each Remittance Date, the Servicer shall prepare (or cause to be prepared) and provide to the Indenture Trustee electronically or via fax, receipt confirmed by telephone, the Initial Noteholder and each Noteholder, a statement (the "Payment Statement"), stating each date and amount of a purchase of Additional Note Principal Balance (day, month and year), the name of the Issuer (i.e.,"Option One Owner Trust 2001-2"), the date of this Agreement and the following information:

            (1) the aggregate amount of collections in respect of principal of the Loans received by the Servicer during the preceding Remittance Period;

            (2) the aggregate amount of collections in respect of interest on the Loans received by the Servicer during the preceding Remittance Period;

            (3) all Mortgage Insurance Proceeds received by the Servicer during the preceding Remittance Period and not required to be applied to restoration or repair of the related Mortgaged Property or returned to the Borrower under applicable law or pursuant to the terms of the applicable Mortgage Insurance Policy;

            (4) all Net Liquidation Proceeds deposited by the Servicer into the Collection Account during the preceding Remittance Period;

            (5) all Released Mortgaged Property Proceeds deposited by the Servicer into the Collection Account during the preceding Remittance Period;

            (6) the aggregate amount of all Servicing Advances made by the Servicer during the preceding Remittance Period;

            (7) the aggregate of all amounts deposited into the Distribution Account in respect of the repurchase of Unqualified Loans and the repurchase of Loans pursuant to Section 2.05 hereof during the preceding Remittance Period;

            (8) the aggregate Principal Balance of all Loans for which a Servicer Call was exercised during the preceding Remittance Period;

            (9) the aggregate Principal Balance of all Loans for which a Servicer Put was exercised during the preceding Remittance Period;

            (10) the aggregate amount of all payments received under Hedging Instruments during the preceding Remittance Period;

            (11) the aggregate amount of all withdrawals from the Distribution Account pursuant to Section 5.01(c)(1)(i) hereof during the preceding Remittance Period;

            (12) the aggregate amount of cash Disposition Proceeds received during the preceding Remittance Period;

            (13) withdrawals from the Collection Account in respect of the Servicing Advance Reimbursement Amount with respect to the related Payment Date;

            (14) [reserved];

            (15) the number and aggregate Principal Balance of all Loans that are (i) 30-59 days Delinquent, (ii) 60-89 days Delinquent, (iii) 90 or more days Delinquent as of the end of the related Remittance Period;

            (16) the aggregate amount of Liquidated Loan Losses incurred (i) during the preceding Remittance Period, and (ii) during the preceding three Remittance Periods;

            (17) the aggregate of the Principal Balances of all Loans in the Loan Pool as of the end of the related Remittance Period;

            (18) the aggregate amount of all deposits into the Distribution Account from the Transfer Obligation Account pursuant to Sections 5.05(e), 5.05(f), 5.05(g), and 5.05(h) on the related Payment Date;

            (19) the aggregate amount of distributions in respect of Servicing Compensation to the Servicer, and unpaid Servicing Compensation from prior Payment Dates for the related Payment Date;

            (20) the aggregate amount of distributions in respect of Indenture Trustee Fees and unpaid Indenture Trustee Fees from prior Payment Dates for the related Payment Date;

            (21) the aggregate amount of distributions in respect of the Custodian Fee and unpaid Custodian Fees from prior Payment Dates for the related Payment Date;

            (22) the aggregate amount of distributions in respect of the Owner Trustee Fees and unpaid Owner Trustee Fees from prior Payment Dates and for the related Payment Date;

            (23) the Unfunded Transfer Obligation and Overcollateralization Shortfall on such Payment Date for the related Payment Date;

            (24) the aggregate amount of distributions to the Transfer Obligation Account for the related Payment Date;

            (25) the aggregate amount of distributions in respect of Trust/Depositor Indemnities for the related Payment Date;

            (26) the aggregate amount of distributions to the holders of the Trust Certificates for the related Payment Date;

            (27) the Note Principal Balance of the Notes as of the last day of the related Remittance Period (without taking into account any Additional Note Principal Balance between the last day of such Remittance Period and the related Payment Date) before and after giving effect to distributions made to the holders of the Notes for such Payment Date;

            (28) the Pool Principal Balance as of the end of the preceding Remittance Period; and

            (29) whether a Performance Trigger or a Rapid Amortization Trigger shall exist with respect to such Payment Date.

      Such Payment Statement shall also be provided on the Remittance Date to the Initial Noteholder and Indenture Trustee in the form of a magnetic tape, computer disk or other electronic form mutually agreed to by and between the Initial Noteholder, the Indenture Trustee and the Servicer. The Indenture Trustee shall have no duty to monitor the occurrence of a Performance Trigger, Rapid Amortization Trigger or any events resulting in withdrawals from the Transfer Obligation Account.

      (c) Within 45 days of the end of each financial quarter, the Loan Originator shall prepare and deliver to the Initial Noteholder a quarterly compliance certificate and board report in the form of Exhibit G attached hereto.

      Section 6.02 Specification of Certain Tax Matters.

      The Paying Agent shall comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made to any Securityholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith, giving due effect to any applicable exemptions from such withholding and effective certifications or forms provided by the recipient. Any amounts withheld pursuant to this Section 6.02 shall be deemed to have been distributed to the Securityholders, as the case may be, for all purposes of this Agreement. The Indenture Trustee shall have no responsibility for preparing or filing any tax returns.

      Section 6.03 Valuation of Loans, Hedge Value and Retained Securities Value, Market Value Agent.

      (a) The Initial Noteholder hereby irrevocably appoints, and the Issuer hereby consents to the appointment of, the Market Value Agent as agent on behalf of the Noteholders to determine the Market Value of each Loan, the Hedge Value of each Hedging Instrument and the Retained Securities Value of all Retained Securities.

      (b) Except as otherwise set forth in Section 3.07, the Market Value Agent shall determine the Market Value of each Loan, for purposes of the Basic Documents, in its sole judgment, exercised in good faith. In determining the Market Value of each Loan, the Market Value Agent may consider any information that it may deem relevant and shall base such determination primarily on the lesser of its estimate of the projected proceeds from such Loan's inclusion in
(i) a Securitization (inclusive of the projected Retained Securities Value of any Retained Securities to be issued in connection with such Securitization) and
(ii) a Whole Loan Sale, in each case net of such Loan's ratable share of all costs and fees associated with such Disposition, including, without limitation, any costs of issuance, sale, underwriting and funding reserve accounts. The Market Value Agent's determination, in its sole judgment, of Market Value shall be conclusive and binding upon the parties hereto, absent manifest error (including without limitation, any error contemplated in Section 2.08).

      (c) On each Business Day the Market Value Agent shall determine in its sole judgment, exercised in good faith, the Hedge Value of each Hedging Instrument as of such Business Day. In making such determination the Market Value Agent may rely exclusively on quotations provided by the Hedging Counterparty, by leading dealers in instruments similar to such Hedging Instrument, which leading dealers may include the Market Value Agent and its Affiliates and such other sources of information as the Market Value Agent may deem appropriate.

      (d) On each Business Day, the Market Value Agent shall determine in its sole judgment, exercised in good faith, the Retained Securities Value of the Retained Securities, if any, expected to be issued pursuant to such Securitization as of the closing date of such Securitization. In making such determination the Market Value Agent may rely exclusively on quotations provided by leading dealers in instruments similar to such Retained Securities, which leading dealers may include the Market Value Agent and its Affiliates and such other sources of information as the Market Value Agent may deem appropriate.

                                   ARTICLE VII

                                     HEDGING

      Section 7.01 Hedging Instruments.

      (a) On each Transfer Date, the Trust shall enter into such Hedging Instruments as the Market Value Agent, on behalf of the Majority Noteholders shall reasonably determine are necessary, in order to hedge the interest rate risk with respect to the Loans being purchased on such Transfer Date. The Market Value Agent shall determine, in its sole discretion, whether any Hedging Instrument conforms to the requirements of Section 7.01(b), (c) and (d).

      (b) Each Hedging Instrument shall expressly provide that in the event of a Disposition or other removal of the Loan from the Trust, such portion of the Hedging Instrument shall terminate as the Disposition Agent deems appropriate to facilitate the hedging of the risks specified in Section 7.01(a). In the event that the Hedging Instrument is not otherwise terminated, it shall contain provisions that allow the position of the Trust to be assumed by an Affiliate of the Trust upon the liquidation of the Trust. The terms of the assignment documentation and the credit quality of the successor to the Trust shall be subject to the Hedging Counterparty's approval.

      (c) Any Hedging Instrument that provides for any payment obligation on the part of the Issuer must (i) be without recourse to the assets of the Issuer,
(ii) contain a non-petition covenant provision in the form of Section 11.13,
(iii) limit payment dates thereunder to Payment Dates and (iv) contain a provision limiting any cash payments due on any day under such Hedging Instrument solely to funds available therefor in the Collection Account on such day pursuant to Section 5.01(c)(3)(ii) hereof and funds available therefor in the Transfer Obligation Account.

      (d) Each Hedging Instrument must (i) provide for the direct payment of any amounts thereunder to the Collection Account pursuant to Section 5.01(b)(1)(x),
(ii) contain an assignment of all of the Issuer's rights (but none of its obligations) under such Hedging Instrument to the Indenture Trustee and shall include an express consent to the Hedging Counterparty to such assignment, (iii) provide that in the event of the occurrence of an Event of Default, such Hedging Instrument shall terminate upon the direction of the Majority Noteholders, (iv) prohibit the Hedging Counterparty from "setting-off or "netting" other obligations of the Issuer or its Affiliates against such Hedging Counterparty's payment obligations thereunder, (v) provide that the appropriate portion of the Hedging Instrument will terminate upon the removal of the related Loans from the Trust Estate and (vi) have economic terms that are fixed and not subject to alteration after the date of assumption or execution.

      (e) If agreed to by the Majority Noteholders, the Issuer may pledge its assets in order to secure its obligations in respect of Hedge Funding Requirements, provided that such right shall be limited solely to Hedging Instruments for which an Affiliate of the Initial Noteholder is a Hedging Counterparty.

      (f) The aggregate notional amount of all Hedging Instruments shall not exceed the Note Principal Balance as of the date on which each Hedging Instrument is entered into by the Issuer and a Hedging Counterparty.

                                  ARTICLE VIII

                                  THE SERVICER

      Section 8.01 Indemnification, Third Party Claims.

      (a) The Servicer shall indemnify the Loan Originator, the Owner Trustee, the Trust, the Depositor, the Indenture Trustee and the Noteholders, their respective officers, directors, employees, agents and "control persons," as such term is used under the Act and under the Securities Exchange Act of 1934 as amended (each a "Servicer Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Loans in compliance with the terms of this Agreement except to the extent such loss arises out of such Servicer Indemnified Party's gross negligence or willful misconduct; provided, however, that if the Servicer is not liable pursuant to the provisions of Section 8.01(b) hereof for its failure to perform its duties and service the Loans in compliance with the terms of this Agreement, then the provisions of this Section 8.01 shall have no force and effect with respect to such failure.

      (b) None of the Loan Originator, the Depositor or the Servicer or any of their respective Affiliates, directors, officers, employees or agents shall be under any liability to the Owner Trustee, the Issuer, the Indenture Trustee or the Securityholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Loan Originator, the Depositor, the Servicer or any of their respective Affiliates, directors, officers, employees, agents against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any expense or liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of the respective duties of the Servicer, the Depositor or the Loan Originator, as the case may be. The Loan Originator, the Depositor, the Servicer and any of their respective Affiliates, directors, officers, employees, agents may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.

      (c) The Loan Originator agrees to indemnify and hold harmless the Depositor and the Noteholders, as the ultimate assignees from the Depositor (each an "Originator Indemnified Party," together with the Servicer Indemnified Parties, the "Indemnified Parties"), from and against any loss, liability, expense, damage, claim or injury arising out of or based on (i) any breach of any representation, warranty or covenant of the Loan Originator, the Servicer or their Affiliates, in any Basic Document, including, without limitation, the origination or prior servicing of the Loans by reason of any acts, omissions, or alleged acts or omissions arising out of activities of the Loan Originator, the Servicer or their Affiliates, and (ii) any untrue statement by the Loan Originator, the Servicer or its Affiliates of any material fact or any such Person's failure to state a material fact necessary to make such statements not misleading with respect to any such Person's statements contained in any Basic Document, including, without limitation, any Officer's Certificate, statement, report or other document or information prepared by any such Person and furnished or to be furnished by it pursuant to or in connection with the transactions contemplated thereby and not corrected prior to completion of the relevant transaction including, without limitation, such written information as may have been and may be furnished in connection with any due diligence investigation with respect to the Loans or any such Person's business, operations or financial condition, including reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Loan Originator shall not indemnify an Originator Indemnified Party to the extent such loss, liability, expense, damage or injury is due to either an Originator Indemnified Party's willful misfeasance, bad faith or negligence or by reason of an Originator Indemnified Party's reckless disregard of its obligations hereunder; provided, further, that the Loan Originator shall not be so required to indemnify an Originator Indemnified Party or to otherwise be liable to an Originator Indemnified Party for any losses in respect of the performance of the Loans, the creditworthiness of the Borrowers under the Loans, changes in the market value of the Loans or other similar investment risks associated with the Loans arising from a breach of any representation or warranty set forth in Exhibit E hereto, a remedy for the breach of which is provided in Section 3.06 hereof. The provisions of this indemnity shall run directly to and be enforceable by an Originator Indemnified Party subject to the limitations hereof.

      (d) With respect to a claim subject to indemnity hereunder made by any Person against an Indemnified Party (a "Third Party Claim"), such Indemnified Party shall notify the related indemnifying parties (each an "Indemnifying Party") in writing of the Third Party Claim within a reasonable time after receipt by such Indemnified Party of written notice of the Third Party Claim unless the Indemnifying Parties shall have previously obtained actual knowledge thereof. Thereafter, the Indemnified Party shall deliver to the Indemnifying Parties, within a reasonable time after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim. No failure to give such notice or deliver such documents shall effect the rights to indemnity hereunder. Each Indemnifying Party shall promptly notify the Indenture Trustee and the Indemnified Party (if other than the Indenture Trustee) of any claim of which it has been notified and shall promptly notify the Indenture Trustee and the Indemnified Party (if applicable) of its intended course of action with respect to any claim.

      (e) If a Third Party Claim is made against an Indemnified Party, while maintaining control over its own defense, the Indemnified Party shall cooperate and consult fully with the Indemnifying Party in preparing such defense, and the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving notice to the Indemnifying Party of such terms and the Indemnifying Party will promptly reimburse the Indemnified Party upon written request ; provided, however, that the Indemnified Party may not settle any claim or litigation without the consent of the Indemnifying

Party; provided, further, that the Indemnifying Party shall have the right to reject the selection of counsel by the Indemnified Party if the Indemnifying Party reasonably determines that such counsel is inappropriate in light of the nature of the claim or litigation and shall have the right to assume the defense of such claim or litigation if the Indemnifying Party determines that the manner of defense of such claim or litigation is unreasonable.

      Section 8.02 Merger or Consolidation of the Servicer.

      The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation and maintain such other licenses and permits in each jurisdiction necessary to protect the validity and enforceability of each Basic Document to which it is a party and each of the Loans and to perform its duties under each Basic Document to which it is a party; provided, however, that the Servicer may merge or consolidate with any other corporation upon the satisfaction of the conditions set forth in the following paragraph.

      Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an Eligible Servicer and shall be the successor of the Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger, conversion, consolidation or succession to the Indenture Trustee and the issuer.

      Section 8.03 Limitation on Liability of the Servicer and Others.

      The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 8.01 hereof, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Loans in accordance with this Agreement.

      Section 8.04 Servicer Not to Resign; Assignment.

      The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) with the consent of the Majority Noteholders or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Independent opinion of counsel to such effect delivered (at the expense of the Servicer) to the Indenture Trustee and the Majority Noteholders. No resignation of the Servicer shall become effective until a successor servicer, appointed pursuant to the provisions of Section 9.02 hereof shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

      Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

      The Servicer agrees to cooperate with any successor Servicer in effecting the transfer of the Servicer's servicing responsibilities and rights hereunder pursuant to the first paragraph of this Section 8.04, including, without limitation, the transfer to such successor of all relevant records and documents (including any Loan Files in the possession of the Servicer) and all amounts received with respect to the Loans and not otherwise permitted to be retained by the Servicer pursuant to this Agreement. In addition, the Servicer, at its sole cost and expense, shall prepare, execute and deliver any and all documents and instruments to the successor Servicer including all Loan Files in its possession and do or accomplish all other acts necessary or appropriate to effect such termination and transfer of servicing responsibilities.

      Section 8.05 Relationship of Servicer to Issuer and the Indenture Trustee.

      The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Issuer, the Owner Trustee and the Indenture Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the issuer, the Owner Trustee or the Indenture Trustee.

      Section 8.06 Servicer May Own Securities.

      Each of the Servicer and any Affiliate of the Servicer may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Servicer or an Affiliate thereof except as otherwise specifically provided herein; provided, however, that at any time that Option One or any of its Affiliates is the Servicer, neither the Servicer nor any of its Affiliates (other than an Affiliate which is a corporation whose purpose is limited to holding securities and related activities and which cannot incur recourse debt) may be a Noteholder. Securities so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Securities; provided, however, that any Securities owned by the Servicer or any Affiliate thereof, during the time such Securities are owned by them, shall be without voting rights for any purpose set forth in this Agreement unless the Servicer or such Affiliate owns all outstanding Securities of the related class. The Servicer shall notify the Indenture Trustee promptly after it or any of its Affiliates becomes the owner or pledgee of a Security.

      Section 8.07 Indemnification of the Indenture Trustee and Initial Noteholder.

      The Servicer agrees to indemnify the Indenture Trustee and its employees, officers, directors and agents, and reimburse its reasonable out-of-pocket expenses in accordance with Section 6.07 of the Indenture as if it was a signatory thereto. The Servicer agrees to indemnify the Initial Noteholder in accordance with Section 9.01 of the Note Purchase Agreement as if it were signatory thereto.

                                   ARTICLE IX

                           SERVICER EVENTS OF DEFAULT

      Section 9.01 Servicer Events of Default.

      (a) In case one or more of the following Servicer Events of Default by the Servicer shall occur and be continuing, that is to say:

            (1) any failure by Servicer to deposit into the Collection Account or the Distribution Account or any failure by the Servicer to make payments therefrom in accordance with Section 5.01; or

            (2) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the material covenants or agreements on the part of the Servicer, contained in any Basic Document to which it is a party, which continues unremedied for a period of 30 days (or, in the case of payment of insurance premiums, for a period of 15 days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any other party hereto or to the Servicer (with copy to each other party hereto), by Holders of 25% of the Percentage Interests of the Notes or the Trust Certificates; or

            (3) any breach on the part of the Servicer of any representation or warranty contained in any Basic Document to which it is a party that materially and adversely affects the interests of any of the parties hereto or any Securityholder and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Servicer by any other party hereto or to the Servicer (with copy to each other party hereto), by the Initial Noteholder or Holders of 25% of the Percentage Interests (as defined in the Indenture) of the Notes; or

            (4) there shall have been commenced before a court or agency or supervisory authority having jurisdiction in the premises an involuntary proceeding against the Servicer under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, which action shall not have been dismissed for a period of 60 days; or

            (5) the Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

            (6) the Servicer (or the Loan Originator if the Servicer is not Option One) fails to comply with the Financial Covenants; or

            (7) the Servicer ceases to be a 100% indirect wholly-owned subsidiary of H&R Block Inc; or

            (8) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing.

      (b) Then, and in each and every such case, so long as a Servicer Event of Default shall not have been remedied, the Indenture Trustee or the Majority Noteholders, by notice in writing to the Servicer may, in addition to whatever rights such Person may have at law or in equity to damages, including injunctive relief and specific performance, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Loans and the proceeds thereof, as servicer under this Agreement. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Loans or otherwise, shall, subject to Section 9.02 hereof, pass to and be vested in a successor servicer, and the successor servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Loans and related documents. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all amounts which shall at the time be credited by the Servicer to each Collection Account or thereafter received with respect to the Loans.

      (c) Upon the occurrence of (i) an Event of Default or Default under any of the Basic Documents, (ii) a Servicer Event of Default under this Agreement,
(iii) a Rapid Amortization Trigger, or (iv) an event that shall materially impair the ability of the Servicer to service and administer the Loans in accordance with the terms and provisions set forth in the Servicing Addendum (each, a "Term Event"), the Servicer's right to service the Loans pursuant to the terms of this Agreement shall be in effect for an initial period commencing on the date on which such Term Event occurred and shall automatically terminate at 5:00 p.m.,New York City time, on the last business day of the calendar month in which such Term Event occurred (the "Initial Term"). Thereafter, the Initial Term shall be extendible in the sole discretion of the Initial Noteholder by written notice (each, a "Servicer Extension Notice") of the Noteholder for successive one-month terms (each such term ending at 5:00 p.m., New York City time ("EST"), on the last business day of the related month). Following a Term Event, the Servicer hereby agrees that the Servicer shall be bound for the duration of the Initial Term and the term covered by any such Servicer Extension Notice to act as the Servicer pursuant to this Agreement. Following a Term Event, the Servicer agrees that if, as of 3:00 p.m. (EST) on the last business day of any month, the Servicer shall not have received a Servicer Extension Notice from the Initial Noteholder, the Servicer shall give written notice of such non-receipt to the Initial Noteholder by 4:00 p.m. (EST). Following a Term Event, the failure of the Initial Noteholder, to deliver a Servicer Extension Notice by 5:00 p.m. (EST) shall result in the automatic and immediate termination of the Servicer (the "Termination Date"). Notwithstanding these time frames, the Servicer and the Initial Noteholder shall comply with all applicable laws in connection with such transfer and the Servicer shall continue to service the Loans until completion of such transfer.

      Section 9.02 Appointment of Successor.

      On and after the date the Servicer receives a notice of termination pursuant to Section 9.01 hereof or is automatically terminated pursuant to
Section 9.01(c) hereof, or the Owner Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel or accompanied by the consents required by Section 8.04 hereof, or the Servicer is removed as servicer pursuant to this Article IX or Section 4.01 of the Servicing Addendum, then, the Majority Noteholders shall appoint a successor servicer to be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, provided, however, that the successor servicer shall not be liable for any actions of any servicer prior to it.

      The successor servicer shall be obligated to make Servicing Advances hereunder. As compensation therefor, the successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Loans which the Servicer would have been entitled to receive from the Collection Account pursuant to Section 5.01 hereof as if the Servicer had continued to act as servicer hereunder, together with other Servicing Compensation in the form of assumption fees, late payment charges or otherwise as provided in Section 4.15 of the Servicing Addendum. The Servicer shall not be entitled to any termination fee if it is terminated pursuant to Section 9.01 hereof but shall be entitled to any accrued and unpaid Servicing Compensation to the date of termination.

      Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the successor servicer. The compensation of any successor servicer appointed shall be the Servicing Fee, together with other Servicing Compensation provided for herein. The Indenture Trustee, the Issuer, any Custodian, the Servicer and any such successor servicer shall take such action, consistent with this Agreement, as shall be reasonably necessary to effect any such succession. Any costs or expenses incurred by the Indenture Trustee in connection with the termination of the Servicer and the succession of a successor servicer shall be an expense of the outgoing Servicer and, to the extent not paid thereby, an expense of such successor servicer. The Servicer agrees to cooperate with the Indenture Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the successor servicer all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the successor servicer all amounts which then have been or should have been deposited in any Trust Account maintained by the Servicer or which are thereafter received with respect to the Loans. Upon the occurrence of an Event of Default, the Majority Noteholders shall have the right to order the Servicer's Loan Files and all other files of the Servicer relating to the Loans and all other records of the Servicer and all documents relating to the Loans which are then or may thereafter come into the possession of the Servicer or any third party acting for the Servicer to be delivered to such custodian or servicer as it selects and the Servicer shall deliver to such custodian or servicer such assignments as the Majority Noteholders shall request. No successor servicer shall be. held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided to the Initial Noteholder, the Indenture Trustee, the Issuer and the Depositor, the Majority Noteholders and the Issuer shall have consented in writing thereto.

      In connection with such appointment and assumption, the Majority Noteholder may make such arrangements for the compensation of such successor servicer out of payments on the Loans as they and such successor servicer shall agree.

      Section 9.03 Waiver of Defaults.

      The Majority Noteholders may waive any events permitting removal of the Servicer as servicer pursuant to this Article IX. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall.extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

      Section 9.04 Accounting Upon Termination of Servicer.

      Upon termination of the Servicer under this Article IX, the Servicer shall, at its own expense:

      (a) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee the funds in any Trust Account maintained by the Servicer;

      (b) deliver to its successor or, if none shall yet have been appointed, to the Custodian all Loan Files and related documents and statements held by it hereunder and a Loan portfolio computer tape;

      (c) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee and to the Issuer and the Securityholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for payments or charges with respect to the Loans; and

      (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

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

                                    ARTICLE X

                             TERMINATION; PUT OPTION

      Section 10.01 Termination.

      (a) This Agreement shall terminate upon either: (A) the later of (i) the satisfaction and discharge of the Indenture and the provisions thereof, to the Noteholders of all amounts due and owing in accordance with the provisions hereof or (ii) the disposition of all funds with respect to the last Loan and final payment of the Advance Note and the remittance of all funds due hereunder and the payment of all amounts due and payable, including, in both cases, without limitation, indemnification payments payable pursuant to any Basic Document to the Indenture Trustee, the Owner Trustee, the Issuer, the Servicer and the Custodian, written notice of the occurrence of either of which shall be provided to the Indenture Trustee by the Servicer; or (B) the mutual consent of the Servicer, the Depositor and all Securityholders in writing and delivered to the Indenture Trustee by the Servicer.

      (b) The Securities shall be subject to an early redemption or termination at the option of the Servicer and the Majority Noteholders in the manner and subject to the provisions of Section 10.04 of this Agreement.

      (c) Except as provided in this Article X, none of the Depositor, the Servicer nor any Certificateholder or Noteholder shall be entitled to revoke or terminate the Trust.

      Section 10.02 Optional Termination.

      (a) The Servicer may, at its option, effect an early termination of the Trust on any Payment Date on or after the Clean-up Call Date. The Servicer shall effect such early termination by providing notice thereof to the Indenture Trustee and Owner Trustee and by purchasing all of the Loans and the Advance Note at a purchase price, payable in cash, equal to or greater than the Termination Price. The expense of any Independent appraiser required in. connection with the calculation and payment of the Termination Price under this
Section 10.02 shall be a nonreimbursable expense of the Servicer.

      Any such early termination by the Servicer shall be accomplished by depositing into the Collection Account on the third Business Day prior to the Payment Date on which the purchase is to occur the amount of the Termination Price to be paid. The Termination Price and any amounts then on deposit in the Collection Account (other than any amounts withdrawable pursuant to Section 5.01(c)(1) hereof) shall be deposited in the Distribution Account and distributed by the Indenture Trustee pursuant to Section 5.01(c)(3) of this Agreement and Section 9.1 of the Trust Agreement on the next succeeding Payment Date; and any amounts received with respect to the Loans and Foreclosure Properties subsequent to the final Payment Date shall belong to the purchaser thereof.

      Section 10.03 Notice of Termination.

      Notice of termination of this Agreement or of early redemption and termination of the Issuer pursuant to Section 10.01 shall be sent by the Indenture Trustee to the Noteholders in accordance with Section 10.02 of the Indenture.

      Section 10.04 Put Option.

      The Majority Noteholders may, at their option, effect a put of the entire outstanding Note Principal Balance, or any portion thereof, to the Trust on any date by exercise of the Put Option. The Majority Noteholders shall effect such put by providing notice thereof in accordance with Section 10.05 of the Indenture.

      Unless otherwise agreed by the Majority Noteholders, on the third Business Day prior to the Put Date the Issuer shall deposit the Note Redemption Amount into the Distribution Account and, if the Put Date occurs after the termination of the Revolving Period and constitutes a put of the entire outstanding Note Principal Balance, any amounts then on deposit in the Collection Account (other than any amounts withdrawable pursuant to Section 5.01(c)(1) hereof) shall be deposited in the Distribution Account and distributed by the Paying Agent pursuant to Section 5.01(c)(3) of this Agreement on the Put Date; and any amounts received with respect to the Loans and Foreclosure Properties subsequent to the Put Date shall belong to the Issuer.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      Section 11.01 Acts of Securityholders.

      Except as otherwise specifically provided herein and except with respect to Section 11.02(b), whenever action, consent or approval of the Securityholders is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Noteholders agree to take such, action or give such consent or approval.

      Section 11.02 Amendment.

      (a) This Agreement may be amended from time to time by the Depositor, the Servicer, the Loan Originator, the Indenture Trustee and the Issuer by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Securityholders, as evidenced by an Opinion of Counsel to such effect provided at the expense of the party requesting such Amendment.

      (b) This Agreement may also be amended from time to time by the Depositor, the Servicer, the Loan Originator, the Indenture Trustee and the Issuer by written agreement, with the prior written consent of the Majority Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Loans or distributions which are required to be made on any Security, without the consent of the holders of 100% of the Securities, (ii) adversely affect in any material respect the interests of any of the holders of the Securities in any manner other than as described in clause (i), without the consent of the holders of 100% of the Securities, or (iii) reduce the percentage of the Securities, the consent of which is required for any such amendment, without the consent of the holders of 100% of the Securities.

      (c) It shall not be necessary for the consent of Securityholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

      Prior to the execution of any amendment to this Agreement, the Issuer and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel provided at the expense of the party requesting such amendment stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer's own rights, duties or immunities of the Issuer or the Indenture Trustee, as the case may be, under this Agreement.

      Section 11.03 Recordation of Agreement.

      To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Securityholders' expense on direction of the Majority Noteholders but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders or is necessary for the administration or servicing of the Loans.

      Section 11.04 Duration of Agreement.

      This Agreement shall continue in existence and effect until terminated as herein provided.

      Section 11.05 Governing Law.

      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

      Section 11.06 Notices.

      All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered personally, mailed by overnight mail, certified mail or registered mail, postage prepaid, or (ii) transmitted by telecopy, upon telephone confirmation of receipt thereof, as follows: (1) in the case of the Depositor, to Option One Loan Warehouse Corporation, 3 Ada, Irvine, California 92618, or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Depositor; (2) in the case of the Trust, to Option One Owner Trust 2001-2, c/o Wilmington Trust Company, One Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, telephone number: (302) 651-1000, telecopy number: (302) 636-4144, or such other address or telecopy or telephone numbers as may hereafter be furnished to the Noteholders and the other parties hereto in writing by the Trust; (3) in the case of the Loan Originator, to Option One Mortgage Corporation, 3 Ada, Irvine, California 92618, Attention:
William O'Neill, telecopy number: (949) 790-7540, telephone number: (949) 790-7504 or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Loan Originator, (4) in the case of the Servicer, to Option One Mortgage Corporation 3 Ada, Irvine, California 92618, Attention: William O'Neill, telecopy number: (949) 790-7540, telephone number: (949) 790-7504 or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Servicer; and (5) in the case of the Indenture Trustee, at the Corporate Trust Office, as defined in the Indenture, any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice or telephone confirmation thereof by such party, except; provided, that notices to the Securityholders shall be effective upon mailing or personal delivery.

      Section 11.07 Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

      Section 11.08 No Partnership.

      Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

      Section 11.09 Counterparts.

      This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

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

      Section 11.10 Successors and Assigns.

      This Agreement shall inure to the benefit of and be binding upon the Servicer, the Loan Originator, the Depositor, the Indenture Trustee, the Issuer and the Securityholders and their respective successors and permitted assigns.

      Section 11.11 Headings.

      The headings of the various Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

      Section 11.12 Actions of Securityholders.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Depositor, the Servicer or the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Depositor, the Servicer and the Issuer if made in the manner provided in this
Section 11.12.

      (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner which the Depositor, the Servicer or the Issuer may deem sufficient.

      (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Depositor, the Servicer or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

      (d) The Depositor, the Servicer or the Issuer may require additional proof of any matter referred to in this Section 11.12 as it shall deem necessary.

      Section 11.13 Non-Petition Agreement.

      Notwithstanding any prior termination of any Basic Document, the Loan Originator, the Servicer, the Depositor and the Indenture Trustee each severally and not jointly covenants that it shall not, prior to the date which is one year and one day after the payment in full of the all of the Notes, acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Trust or the Depositor to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer or Depositor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or Depositor or any substantial part of their respective property or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

      Section 11.14 Holders of the Securities.

      (a) Any sums to be distributed or otherwise paid hereunder or under this Agreement to the holders of the Securities shall be paid to such holders pro rata based on their Percentage Interests;

      (b) Where any act or event hereunder is expressed to be subject to the consent or approval of the holders of the Securities, such consent or approval shall be capable of being given by the holder or holders evidencing in the aggregate not less than 51% of the Percentage Interests.

      Section 11.15 Due Diligence Fees, Due Diligence.

      The Loan Originator acknowledges that the Initial Noteholder has the right to perform continuing due diligence reviews with respect to the Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Loan Originator agrees that upon reasonable prior notice (with no notice being required upon the occurrence of an Event of Default) to the Loan Originator, the Initial Noteholder, the Indenture Trustee and Custodian or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Loan Files and any and all documents, records, agreements, instruments or information relating to such Loans in the possession or under the control of the Servicer and the Indenture Trustee. The Loan Originator also shall make available to the Initial Noteholder a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Loan Files and the Loans. Without limiting the generality of the foregoing, the Loan Originator acknowledges that the Initial Noteholder may purchase Notes based solely upon the information provided by the Loan Originator to the Initial Noteholder in the Loan Schedule and the representations, warranties and covenants contained herein, and that the Initial Noteholder, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Loans securing such purchase, including without limitation ordering new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Loan. The Initial Noteholder may underwrite such Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. The Loan Originator agrees to cooperate with the Initial Noteholder and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Initial Noteholder and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Loans in the possession, or under the control, of the Servicer. The Loan Originator further agrees that the Loan Originator shall reimburse the Initial Noteholder for any and all reasonable out-of-pocket costs and expenses incurred by the Initial Noteholder in connection with the Initial Noteholder's activities pursuant to this Section 11.15 hereof (the "Due Diligence Fees"), provided that, unless an Event of Default shall occur, the aggregate reimbursement obligation of the Loan Originator under this Agreement shall be limited to $25,000 per annum. In addition to the obligations set forth in Section 11.17 of this Agreement, the Initial Noteholder agrees (on behalf of itself and its Affiliates, directors, officers, employees and representatives) to use reasonable precaution to keep confidential, in accordance with its customary procedures for handling confidential information and in accordance with safe and sound practices, and not to disclose to any third party, any non-public information supplied to it or otherwise obtained by it hereunder with respect to the Loan Originator or any of its Affiliates (including, but not limited to, the Loan File); provided, however, that nothing herein shall prohibit the disclosure of any such information to the extent required by statute, rule, regulation or judicial process; provided, further that, unless specifically prohibited by applicable law or court order, the Initial Noteholder shall, prior to disclosure thereof, notify the Loan Originator of any request for disclosure of any such non-public information. The Initial Noteholder further agrees not to use any such non-public information for any purpose unrelated to this Agreement and that the Initial Noteholder shall not disclose such nonpublic information to any third party underwriter in connection with a potential Disposition without obtaining a written agreement from such third party underwriter to comply with the confidentiality provisions of this Section 11.15.

      Section 11.16 No Reliance.

      Each of the Loan Originator, the Depositor and the Issuer hereby acknowledges that it has not relied on the Initial Noteholder or any of its officers, directors, employees, agents and "control persons" as such term is used under the Act and under the Securities Exchange Act of 1934, as amended, for any tax, accounting, legal or other professional advice in connection with the transactions contemplated by the Basic Documents, that each of the Loan Originator, the Depositor and the Issuer has retained and been advised by such tax, accounting, legal and other professionals as it has deemed necessary in connection with the transactions contemplated by the Basic Documents and that the Initial Noteholder makes no representation or warranty, and shall have no liability with respect to, the tax, accounting or legal treatment or implications relating to the transactions contemplated by the Basic Documents.

      Section 11.17 Confidential Information.

      In addition to the confidentiality requirements set forth in Section 11.15 of the Agreement, each Noteholder, as well as the Indenture Trustee and the Disposition Agent (each of said parties singularly referred to herein as a "Receiving Party" and collectively referred to herein as the "Receiving Parties"), agrees to hold and treat all Confidential Information (as defined below) in confidence and in accordance with this Section. Such Confidential Information will not, without the prior written consent of the Servicer and the Loan Originator, be disclosed or used by such Receiving Parties or their subsidiaries, Affiliates, directors, officers, members, employees, agents or controlling persons (collectively, the "Information Recipients") other than for the purpose of making a decision to purchase or sell Notes or taking any other permitted action under this Agreement or any other Basic Document. Each Receiving Party agrees to disclose Confidential Information only to its Information Recipients who need to know it for the purpose of making a decision to purchase or sell Notes or taking any other permitted action under this Agreement or any other Basic Document (including in connection with the servicing of the Loans and in connection with any servicing transfers) and who are informed by such Receiving Party of its confidential nature and who agree to be bound by the terms of this Section 11.17. Disclosure that is not in violation of the Right to Financial Privacy Act, the Gramm-Leach-Bliley Act or other applicable law by such Receiving Party of any Confidential Information at the request of its outside auditors or governmental regulatory authorities in connection with an examination of a Receiving Party by any such authority shall not constitute a breach of its obligations under this Section 11.17 and shall not require the prior consent of the Servicer and the Loan Originator.

      Each Receiving Party shall be responsible for any breach of this Section
11.17 by its Information Recipients. The Initial Noteholder may use Confidential Information for internal due diligence purposes in connection with its analysis of the transactions contemplated by the Basic Documents. The Disposition Agent may disclose Confidential Information to the Disposition Participants as required to effect Dispositions. This Section 11.17 shall terminate upon the occurrence of an Event of Default; provided, however, that such termination shall not relieve the Receiving Parties or their respective Information Recipients from the obligation to comply with the Gramm-Leach-Bliley Act or other applicable law with respect to their use or disclosure of Confidential Information following the occurrence of an Event of Default.

      As used herein, "Confidential Information" means non-public personal information (as defined in the Gramm-Leach-Bliley Act and its enabling regulations issued by the Federal Trade Commission) regarding Borrowers. Confidential Information shall not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by a Receiving Party or any Information Recipients; (ii) was available to a Receiving Party on a non-confidential basis prior to its disclosure to such Receiving Party by the Servicer or the Loan Originator; (iii) is required to be disclosed by a governmental authority or related governmental agencies or as otherwise required by law; (iv) becomes available to a Receiving Party on a non-confidential basis from a Person other than the Servicer or the Loan Originator who, to the best knowledge of such Receiving Party, is not otherwise bound by a confidentiality agreement with the Servicer or the Loan Originator and is not otherwise prohibited from transmitting the information to such Receiving Party.

      Section 11.18 Conflicts.

      Notwithstanding anything contained in the Basic Documents to the contrary, in the event of the conflict between the terms of this Agreement and any other Basic Document, the terms of this Agreement shall control.

      Section 11.19 Limitation on Liability.

      It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2001-2, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

      Section 11.20 No Agency.

      Nothing contained herein or in the Basic Documents shall be construed to create an agency or fiduciary relationship between the Initial Noteholder or the Majority Noteholders or any of their Affiliates and the Issuer, the Depositor, the Loan Originator or the Servicer. None of the Initial Noteholder, the Majority Noteholders or any of their Affiliates shall be liable for any acts or actions affected in connection with a disposition of Loans, including without limitation, any Securitization pursuant to Section 3.06, any Loan Originator Put or Servicer Call pursuant to Section 3.07 hereof nor any Whole Loan Sale pursuant to Section 3.07 hereof.

                            (SIGNATURE PAGE FOLLOWS)

      IN WITNESS WHEREOF, the Issuer, the Depositor, the Servicer, the Indenture Trustee and the Loan Originator have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this Second Amended and Restated Sale and Servicing Agreement.

                                OPTION ONE OWNER TRUST 2001-2,

                                By: Wilmington Trust Company not in its
                                individual capacity but solely as Owner Trustee

                                BY: /s/ Erwin M. Soriano
                                    ----------------------------------
                                Name: Erwin M. Soriano
                                Title: Assistant Vice President

                                OPTION ONE LOAN WAREHOUSE
                                CORPORATION, as Depositor

                                By: /s/ William L. O'Neill
                                    ----------------------------------
                                Name: William L. O'Neill
                                Title: Secretary and Treasurer

                                OPTION ONE MORTGAGE CORPORATION, as
                                Loan Originator and Servicer

                                BY: /s/ William L. O'Neill
                                    ----------------------------------
                                Name: William L. O'Neill
                                Title: Senior Vice President

                                WELLS FARGO BANK MINNESOTA,
                                NATIONAL ASSOCIATION, as Indenture Trustee

                                BY: /s/ Reid Denny
                                    ----------------------------------
                                Name: REID DENNY
                                Title: VICE PRESIDENT

                                    EXHIBIT A

               FORM OF NOTICE OF ADDITIONAL NOTE PRINCIPAL BALANCE

              [Letterhead of Option One Loan Warehouse Corporation]

                                                                      [Date]

Option One Owner Trust 2001-2
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration

Wells Fargo Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland 21044
Attention: Option One Owner Trust 2001-2

Bank of America, N.A.
901 Main Street
Dallas, Texas 75202
Attention: Garrett Dolt

      Re:     Mortgage-Backed Notes

      Reference is made to the Sale and Servicing Agreement dated as of April 1, 2001 (the "Sale and Servicing Agreement"),. among Option One Owner Trust 2001-2 as Issuer, Option One Loan Warehouse Corporation, as Depositor, Option One Mortgage Corporation, as Loan Originator and Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement.

      The undersigned ____________ , a duly appointed _______________ of Option One Loan Warehouse Corporation, acting in such capacity, hereby requests an advance of Additional Note Principal Balance in an amount of $ ______________, such amount to be advanced on __________________, 200_.

                                Very truly yours,

                                OPTION ONE LOAN WAREHOUSE
                                CORPORATION

                                BY: _________________________________
                                    Name:
                                    Title:

                                    EXHIBIT B

           FORM OF SERVICER'S REMITTANCE REPORT TO INDENTURE TRUSTEE

Trial Balance Information Report P 139

                                                Next
                            Investor  Borrower  Pymt  Interest  P&I   Principal
Investor#  Category  Loan#    Loan#     Name    Date    Rate    Pymt   Balance

Collection Activity Information Report S215

                         Investor Transaction       Pymt Due                           Service   Net     Total  Principal   Late
Investor# Category Loan#   Loan#     Date     Pymt#   Date   Escrow Principal Interest   Fees  Interest Deposit  Balance  Charges

Payoff Activity Information Report S214

                                                                Next
                         Investor Date P&I    Interest Service  Pymt                    Service   Net    Prepay   Total
Investor# Category Loan#  Loan #  Paid Pymt     Rate   Fee Rate Date Principal Interest   Fees  Interest Premium Collected

                                    EXHIBIT C

                             FORM OF S&SA ASSIGNMENT

      ASSIGNMENT NO. __ OF LOANS ("S&SA Assignment"), dated __, (the "Transfer Date"), by OPTION ONE LOAN WAREHOUSE CORPORATION, (the "Depositor") to OPTION ONE OWNER TRUST 2001-2 (the "Issuer") pursuant to the Sale and Servicing Agreement referred to below.

                                  WITNESSETH:

      WHEREAS, the Depositor and the Issuer are parties to the Sale and Servicing Agreement dated as of April 1, 2001 (the "Sale and Servicing Agreement") among the Depositor, the Issuer, the Servicer, the Loan Originator and the Indenture Trustee on behalf of the Noteholders, hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified;

      WHEREAS, pursuant to the Sale and Servicing Agreement, the Depositor wishes to sell, convey, transfer and assign Loans to the Issuer in exchange for cash consideration, the Trust Certificates and other good and valid consideration the receipt and sufficiency of which is hereby acknowledged; and

      WHEREAS, the Issuer is willing to acquire such Loans subject to the terms and conditions hereof and of the Sale and Servicing Agreement;

      NOW THEREFORE, the Depositor and the Issuer hereby agree as follows:

      1. Defined Terms. All capitalized terms defined in the Sale and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

      2. Designation of Loans. The Depositor does hereby deliver herewith a Loan Schedule containing a true and complete list of each Loan to be conveyed on the Transfer Date. Such list is marked as Schedule A to this S&SA Assignment and is hereby incorporated into and made a part of this S&SA Assignment.

      3. Conveyance of Loans. The Depositor hereby sells, transfers, assigns and conveys to the Issuer, without recourse, all of the right, title and interest of the Depositor in and to the Loans and all proceeds thereof listed on the Loan Schedule attached hereto, including all interest and principal received by the Depositor or the Servicer on or with respect to the Loans on or after the related Transfer Cut-off Date, together with all right, title and interest in and to the proceeds of any related Mortgage Insurance Policies.

      4. Issuer Acknowledges Assignment. As of the Transfer Date, pursuant to this S&SA Assignment and Section 2.01(a) of the Sale and Servicing Agreement, the Issuer acknowledges its receipt of the Loans listed on the attached Loan Schedule and all other related property in the Trust Estate.

      5. Acceptance of Rights But Not Obligations. The foregoing sale, transfer, assignment, set over and conveyance does not, and is not intended to, result in a creation or an assumption by the Issuer of any obligation of the Depositor, the Loan Originator or any other Person in connection with this S&SA Assignment or under any agreement or instrument relating thereto except as specifically set forth herein.

      6. Depositor Acknowledges Receipt of Sales Price. The Depositor hereby acknowledges receipt of the Sales Price or that is otherwise distributed at its direction.

      7. Conditions Precedent. The conditions precedent in Section 2.06(a) of the Sale and Servicing Agreement have been satisfied.

      8. Amendment of the Sale and Servicing Agreement. The Sale and Servicing Agreement is hereby amended by providing that all references to the "Sale and Servicing Agreement", "this Agreement" and "herein" shall be deemed from and after the Transfer Date to be a dual reference to the Sale and Servicing Agreement as supplemented by this S&SA Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Sale and Servicing Agreement shall remain unamended and the Sale and Servicing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein, this S&SA Assignment shall not constitute or be deemed to constitute a waiver of compliance with or consent to noncompliance with any term or provision of the Sale and Servicing Agreement.

      9. Counterparts. This S&SA Assignment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the undersigned have caused this S&SA Assignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                        OPTION ONE LOAN WAREHOUSE
                                        CORPORATION,
                                          as Depositor

                                        By: ___________________________
                                        Name:
                                        Title:

                                        OPTION ONE OWNER TRUST 2001-2,
                                          as Issuer

                                        By: Wilmington Trust Company not in its
                                            individual capacity but solely as
                                            Owner Trustee

                                        By: ___________________________
                                        Name:
                                        Title:

                                    EXHIBIT D

                     PIGGY-BACKED LOAN UNDERWRITING CRITERIA

                    UNDERWRITING MATRIX FOR 80/20 PIGGYBACK

           RISK GRADE  AA*                                               FULL INCOME DOCUMENTATION
------------------------------------    -------------------------------------------------------------------------------------------
            Mortgage Credit             1x30 maximum in the last 12 months . 3x30, 0x60 maximum in the last 24 months. Maximum
            (if renting, VOR is         three rolling 30s counted as one occurrence . All mortgages must be current at time of
            required)                   application and funding. No foreclosure proceedings in the last 60 months.

CREDIT      FICO                        FICO score of 620 minimum required.

            Bankruptcies                Bankruptcies must be discharged, dismissed, or paid for a minimum of 36 months prior to funding.

            Charge Offs, Collections    All accounts less than two years old must be paid through closing.
            and Judgements

            Verif. of Income- Wage      Two years 1040s or W-2s and recent pay stubs verifying 24 months of income.
            Earner                      of gross rents used)

            Verif. of Income-           Must be self-employed for a minimum of three years (with the same company).
            Self-Employed               Recent two years 1040s (with all supporting schedules) and YTD personal bank statements.
            (>25% ownership)            Income must be averaged, unless income is declining.

            Verif. of Fixed Income      Award letters or 1099's for all fixed income. Foster care income not allowed.

            Verif. of Rental Income     Most recent two years 1040s (with Schedule E) and YTD personal bank statements.
INCOME      (75% of gross rents used)

            Source of Funds             Yes. (Source of funds not required, if short < or = $1,000.)

            Debt Ratio                  Maximum debt ratio 45%. The occupants' debt ratio cannot exceed 45% for loans with non-occupant co-borrowers.
                                        Deferred student loan payments are included . Auto lease payments, regardless of remaining term, are included.

            Disposable Income           Monthly disposable income must be $600 gross per family member.

            Miscellaneous               Purchase money only. Cannot subordinate tax liens . Maximum combined loan amount is
                                        $350,000. No points, fees, or prepayment charges allowed on the piggyback 2nds . Par rates only on the second mortgage. Maximum LTV on the first is 80% . Minimum $20,000 and maximum
                                        $50,000 loan amount on the second mortgage. LTV on first may be adjusted to meet the
PROPERTY                                $20,000 second mortgage minimum.

            Property                    SFR (no manufactured homes) and Fee Simple Townhouses in good to average condition.
                                        Owner-occupied only. No second homes allowed. No appraisal variance is allowed. Minimum 800 square feet. Maximum $1,000 deferred maintenance.

                                    EXHIBIT E

               REPRESENTATIONS AND WARRANTIES REGARDING THE LOANS

      The Loan Originator hereby represents and warrants to the other parties to the Sale and Servicing Agreement and the Securityholders, with respect to each such Loan as of the related Transfer Date (except as otherwise expressly agreed in writing by the Majority Noteholders):

            1) The information set forth in the related Loan Schedule and the information contained on the electronic data file delivered to the Initial Noteholder is complete, true and correct;

            2) All payments required to be made up to the close of business on the Closing Date for such Loan under the terms of the Promissory Note have been made; the Loan Originator has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Promissory Note or Mortgage; and there has been no delinquency, exclusive of any period of grace, in any payment by the Borrower thereunder during the last twelve months;

            3) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

            4) The terms of the Promissory Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, and the title insurer, to the extent required by the related policy, and is reflected on the related Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Borrower has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Loan Schedule;

            5) The Promissory Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Promissory Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            6) All buildings upon the Mortgaged Property are insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Servicing Addendum. All such insurance policies contain a standard mortgagee clause naming the Loan Originator, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae or Freddie Mac. The Mortgage obligates the Borrower thereunder to maintain all such insurance at the Borrower's cost and expense, and on the Borrower's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Borrower's cost and expense and to seek reimbursement therefor from the Borrower;

            7) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of mortgage loans of a type similar to the Loans have been complied with;

            8) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

            9) The Mortgage is a valid, existing and enforceable first lien (or, with respect to Loans identified as Second Lien Loan on the Loan Schedule, second lien) on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Loan Originator has full right to sell and assign the same to the Depositor and the Issuer. The Mortgaged Property was not, as of the date of origination of the Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

            10) The Promissory Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

            11) All parties to the Promissory Note and the Mortgage had legal capacity to enter into the Loan and to execute and deliver the Promissory Note and the Mortgage, and the Promissory Note and the Mortgage have been duly and properly executed by such parties. The Borrower is a natural person;

            12) The proceeds of the Loan have been fully disbursed to or for the account of the Borrower and there is no obligation for the mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Loan and the recording of the Mortgage have been paid, and the Borrower is not entitled to any refund of any amounts paid or due to the Loan Originator pursuant to the Promissory Note or Mortgage;

            13) The Loan Originator is the sole legal, beneficial and equitable owner of the Promissory Note and the Mortgage and has full right to transfer and sell the Loan to the Depositor and the Issuer free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

            14) All parties which have had any interest in the Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

            15) The Loan is covered by a lender's title insurance policy (which, in the case of an ARM has an adjustable rate mortgage endorsement) commercially acceptable to prudent mortgage lending institutions, issued by a title insurer licensed and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(a) and (b) above) the Loan Originator, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Loan and, with respect to any ARM, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Loan Interest Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Loan Originator is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect, and the issuer will be insured thereunder, upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Loan Originator, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

            16) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Promissory Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Loan Originator has not waived any default, breach, violation or event of acceleration;

            17) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

            18) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

            19) The Loan was originated by the Loan Originator or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD;

            20) Principal payments on the Loan commenced no more than two months after the proceeds of the Loan were disbursed. The Loan bears interest at the Loan Interest Rate. With respect to each Loan unless otherwise stated on the Loan Schedule, the Promissory Note is payable on the first day of each month, in Monthly Payments, which, in the case of each fixed-rate Loan except for Balloon Loans, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Loan Interest Rate, and, in the case of each ARM, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Loan Interest Rate. The Promissory Note does not permit negative amortization. No Loan is a Convertible Mortgage Loan;

            21) The origination and collection practices used by the Loan Originator with respect to each Promissory Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Loan has been serviced by the Loan Originator and any predecessor servicer in accordance with the terms of the Promissory Note. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Loan Originator and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Loan Originator have been capitalized under any Mortgage or the related Promissory Note and no such escrow deposits or Escrow Payments are being held by the Loan Originator for any work on a Mortgaged Property which has not been completed;

            22) The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

            23) The Mortgage and related Promissory Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Borrower has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Borrower which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Borrower has not notified the Loan Originator and the Loan Originator has no knowledge of any relief requested or allowed to the Borrower under the Soldiers and Sailors Civil Relief Act of 1940;

            24) The Loan was underwritten in accordance with the underwriting standards of the Loan Originator in effect at the time the Loan was originated; and the Promissory Note and Mortgage are on forms acceptable to prudent mortgage lending institutions in the secondary market;

            25) The Promissory Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;

            26) The Loan File contains an appraisal of the related Mortgaged Property which satisfied the standards of Fannie Mae or Freddie Mac and was made and signed, prior to the approval of the Loan application, by a qualified appraiser, duly appointed by the Loan Originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Loan and who met the minimum qualifications of Fannie Mae or Freddie Mac. Each appraisal of the Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

            27) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Issuer to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Borrower;

            28) No Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Loan Originator, the Borrower, or anyone on behalf of the Borrower, (b) paid by any source other than the Borrower or (c) contains any other similar provisions which may constitute a "buydown" provision. The Loan is not a graduated payment mortgage loan and the Loan does not have a shared appreciation or other contingent interest feature;

            29) The Borrower has executed a statement to the effect that the Borrower has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans in the case of fixed-rate Loans, and adjustable rate mortgage loans in the case of ARMs and rescission materials with respect to Refinanced Loans, and such statement is and will remain in the Loan File;

            30) No Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

            31) The Loan Originator has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Borrower or the Borrower's credit standing that can reasonably be expected to cause the Loan to be an unacceptable investment, cause the Loan to become delinquent, or adversely affect the value of the Loan;

            32) Each Loan listed on the Loan Schedule as being subject to a Primary Mortgage Insurance Policy is and will be subject to a Primary Mortgage Insurance Policy, issued by a Qualified Insurer, which insures that portion of the Loan in excess of the portion of the

Appraised Value of the Mortgaged Property required by Fannie Mae. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Borrower thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Loan Interest Rate for the Loan does not include any such insurance premium;

            33) The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

            34) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Loan has taken place on the part of any person, including without limitation the Borrower, any appraiser, any builder or developer, or any other party involved in the origination of the Loan or in the application of any insurance in relation to such Loan;

            35) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

            36) Any principal advances made to the Borrower prior to the Transfer Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Loan;

            37) Except as set forth on the Loan Schedule, no Loan has a balloon payment feature;

            38) If the residential dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of Fannie Mae and Freddie Mac;

            39) Interest on each Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

            40) The Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Loan Originator nor, to the Loan Originator's knowledge, the related Borrower has received any notice of any violation or potential violation of such law;

            41) No Loan is in violation of the Home Ownership and Equity Protection Act of 1994;

            42) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) or any successor provision thereof of Internal Revenue Code of 1986, as amended;

            43) The Issuer has caused or will cause to be performed any and all acts required to preserve the rights and remedies of Noteholders in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of Noteholders;

            44) The origination date is no earlier than four (4) months prior to the date the Mortgage Loan is initially purchased by the Trust,

            45) No Borrower is offered or required to purchase single premium credit insurance in connection with the origination of the related Mortgage Loan, and

            46) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

                                    EXHIBIT F

                               SERVICING ADDENDUM

      Section 4.01 Duties of the Servicer.

      The Servicer, as independent contract servicer, shall service and administer the Loans in accordance with this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement.

      The duties of the Servicer shall include collecting and posting of all payments, responding to inquiries of Borrowers or by federal, state or local government authorities with respect to the Loans, investigating delinquencies, reporting tax information to Borrowers in accordance with its customary practices and accounting for collections and furnishing monthly and annual statements to the Indenture Trustee and the Initial Noteholder, with respect to distributions, making Servicing Advances pursuant hereto. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. The Servicer shall cooperate with the Indenture Trustee and furnish to the Indenture Trustee with reasonable promptness information in its possession as may be necessary or appropriate to enable the Indenture Trustee to perform its tax reporting duties hereunder, if any.

      The Servicer shall give prompt notice to the Indenture Trustee and the Initial Noteholder of any Proceeding, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust or (ii) assert jurisdiction over the Trust.

      In the event of a Disposition or other removal of a Loan from the Trust Estate, the Servicer's obligations under this Agreement shall be terminated with respect to such Loan.

      The Servicer agrees that in the event that any Notes are outstanding after the applicable Maturity Date and the Majority Noteholders may appoint a successor servicer in accordance with the provisions of Section 9.02. The Majority Noteholders may, by written notice to the Servicer and the Indenture Trustee, elect to have the Servicer continue its duties hereunder after such Maturity Date.

      Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Borrower if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Issuer or the Noteholders; provided, however, that the Servicer shall not permit any modification with respect to any Loan that would change the Loan Interest Rate, defer or forgive the payment thereof or of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make additional advances of additional principal or extend the final maturity date on such Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, and the Issuer, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Loans and with respect to the Mortgaged Property. If reasonably required by the Servicer, the Issuer shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

      In servicing and administering the Loans, the Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions and the Issuer's and the Noteholders' reliance on the Servicer.

      Section 4.02 Collection of Loan Payments.

      Continuously from the date hereof until the principal and interest on all Loans are paid in full, the Servicer shall proceed diligently to collect all payments due under each Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Loans and held for its own account. Further, the Servicer shall take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Borrowers will be sufficient to pay such charges as and when they become due and payable.

      Section 4.03 Realization Upon Defaulted Loans.

      (a) The Servicer shall use its best efforts, consistent with the procedures that the Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. The Servicer shall use its best efforts to realize upon Defaulted Loans in such a manner as will maximize the receipt of principal and interest by the Issuer, taking into account, among other things, the timing of foreclosure proceedings; provided, however, that the Servicer shall not sell any Defaulted Loan unless it has been directed to do so by the Majority Noteholder. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property in excess of $2,000 unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Loan to the Issuer after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Mortgage Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property. In the event that any payment due under any Loan is not paid when the same becomes due and payable, or in the event the Borrower fails to perform any other covenant or obligation under the Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Issuer and the Noteholders. The Servicer shall notify the Issuer and the Noteholders in writing of the commencement of foreclosure proceedings. In such connection, the Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property.

      (b) Notwithstanding the foregoing provisions of this Section 4.03, with respect to any Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property the Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Issuer would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

            (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Issuer and the Noteholders to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

            (2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Issuer and the Noteholders to take such actions with respect to the affected Mortgaged Property.

      The cost of the environmental audit report contemplated by this Section
4.03 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 5.01(c).

      If the Servicer determines, as described above, that it is in the best economic interest of the Issuer and the Noteholders to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Issuer and the Noteholders. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 5.01(c).

      (c) The Servicer shall determine, with respect to each Defaulted Loan, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Loan, whereupon such Loan shall become a "Liquidated Loan" and shall promptly deliver to the Initial Noteholder a related liquidation report with respect to such Liquidated Loan.

      Section 4.04 Establishment of Escrow Accounts, Deposits in Escrow
                   Accounts.

      The Servicer shall segregate and hold all funds collected and received pursuant to each Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in accordance with the related Mortgage and applicable law.

      The Servicer shall deposit in the Escrow Account or Accounts within two
(2) Business Days after receipt, and retain therein, (i) all Escrow Payments collected on account of the Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Mortgage Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section 4.06. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Borrower and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Borrower notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

      Section 4.05 Permitted Withdrawals From Escrow Account.

      Withdrawals from the Escrow Account may be made by the Servicer (i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Loan but only from amounts received on the related Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Borrower any funds as may be determined to be overages, (iv) for transfer to the Collection Account in accordance with the terns of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Servicer, or to the Borrower to the extent required by law, any interest paid on the funds deposited in the Escrow Account, or (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

      Section 4.06 Payment of Taxes, Insurance and Other Charges, Maintenance
                   of Primary Insurance Policies; Collections Thereunder.

      With respect to each Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including insurance renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Borrower in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such insurance premium payments are made by the Borrower at the time they first become due and any such tax payments are made in time to avoid loss of the Mortgaged Property in a tax sale. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect payments of all such bills prior to the termination of any such insurance coverage or loss of any such Mortgaged Property in a tax sale irrespective of the Borrower's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

      The Servicer shall maintain in full force and effect, a Primary Insurance Policy, issued by a Qualified Insurer, with respect to each Loan for which such coverage is required. Such coverage shall be maintained until the Loan-to-Value Ratio of the related Loan is reduced to that amount for which Fannie Mae no longer requires such insurance to be maintained. The Servicer will not cancel or refuse to renew any Primary Insurance Policy, if any, in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy, if any, for such canceled or non-renewed policy is obtained from and maintained with a Qualified Insurer. The Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.12, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy, if any. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

      In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Issuer and the Noteholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Loan. Pursuant to Section 5.01, any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the Collection Account.

      Section 4.07 Transfer of Accounts.

      The Servicer may transfer the Collection Account or the Escrow Account to a different depository institution from time to time. Such transfer shall be made only upon obtaining the consent of the Initial Noteholder, which consent shall not be unreasonably withheld or delayed. In any case, the Collection Account and the Escrow Account shall be an Eligible Account.

      Section 4.08 Maintenance of Hazard Insurance.

      The Servicer shall cause to be maintained for each Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) 100% of the maximum insurable value of the improvements securing the Loan or
(ii) the outstanding principal balance of the Loan, in each case in an amount not less than such amount as is necessary to prevent the Borrower and/or the Issuer from becoming a co-insurer. If the Mortgaged Property is in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, the Servicer will cause to. be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended. The Servicer also shall maintain on any Foreclosure Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) 100% of the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Loan at the time it became a Foreclosure Property, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Section 5.01, any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or Foreclosure Property, or released to the Borrower in accordance with the Servicer's normal servicing procedures, shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 5.01. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to the Issuer or the Noteholders, be added to the unpaid principal balance of the related Loan, notwithstanding that the terms of such Loan so permit. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer or the Borrower or maintained on property acquired in respect of the Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, or upon the direction of the Initial Noteholder to the Indenture Trustee, and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Servicer. The Servicer shall not interfere with the Borrower's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of B:III or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

      Section 4.09 Maintenance of Mortgage Impairment Insurance Policy.

      In the event that the Servicer shall obtain and maintain a mortgage impairment or blanket policy issued by an issuer that has a Best rating of B:III insuring against hazard losses on all of Mortgaged Properties securing the Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.08 and otherwise complies with all other requirements of Section 4.08, the Servicer shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.08, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or Foreclosure Property a policy complying with
Section 4.08, and there shall have been one or more losses which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause.
In connection with its activities as servicer of the Loans, the Servicer agrees to prepare and present, on behalf of the Issuer and the Noteholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Initial Noteholder, the Servicer shall cause to be delivered to the Noteholders a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Issuer and the Noteholders.

      Section 4.10 Fidelity Bond, Errors and Omissions Insurance.

      The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with financially responsible companies on all officers, employees or other persons acting in any capacity with regard to the Loans to handle funds, money, documents and papers relating to the Loans. The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.10 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' and Servicers' Guide. Upon request of the Initial Noteholder, the Servicer shall cause to be delivered to the Noteholders a certified true copy of the fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without thirty days' prior written notice to the Initial Noteholder.

      Section 4.11 Title, Management and Disposition of Foreclosure Property.

      In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the person designated by the Issuer, or in the event such person is not authorized or permitted to hold title to real property in the state where the Foreclosure Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the Foreclosure Property is located. Any Person or Persons holding such title other than the Issuer shall acknowledge in writing that such title is being held as nominee for the benefit of the Issuer and the Noteholders.

      The Servicer shall either itself or through an agent selected by the Servicer, manage, conserve, protect and operate each Foreclosure Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the Foreclosure Property is managed. If a REMIC election is or is to be made with respect to the arrangement under which the Mortgage Loans and any Foreclosure Property are held, the Servicer shall manage, conserve, protect and operate each Foreclosure Property in a manner which does not cause such Foreclosure Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code. The Servicer shall cause each Foreclosure Property to be inspected promptly upon the acquisition of title thereto and shall cause each Foreclosure Property to be inspected at least annually thereafter. The Servicer shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Loan File and copies thereof shall be forwarded by the Servicer to the Issuer. The Servicer shall use its best efforts to dispose of the Foreclosure Property as soon as possible. The Servicer shall report monthly to the Issuer and the Noteholders as to the progress being made in selling such Foreclosure Property, and if, with the written consent of the Initial Noteholder, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and a separate servicing agreement between the Servicer and the Issuer shall be entered into with respect to such purchase money mortgage. Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Loans and the Foreclosure Property are held, such Foreclosure Property shall be disposed of within three years after the end of the tax year in which such property becomes Foreclosure Property or such other period as may be permitted under Section 860G(a)(8) of the Code.

      The final sale by the Servicer of any Foreclosure Property ("REO Disposition") shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Issuer and the Noteholders only with the prior written consent of the Initial Noteholder. If as of the date title to any Foreclosure Property was acquired by the Issuer there were outstanding unreimbursed Servicing Advances with respect to the Foreclosure Property, the Servicer, upon an REO Disposition of such Foreclosure Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from Liquidation Proceeds received in connection with such REO Disposition. The Net Liquidation Proceeds from the REO Disposition shall be deposited in the Collection Account promptly following receipt thereof for distribution on the succeeding Payment Date in accordance with Section 5.01.

      Section 4.12 Assumption Agreements.

      The Servicer shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Borrower of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Borrower remains or is to remain liable under the Promissory Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Servicer shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any, and shall not be required to exercise such rights if the transferee of the Mortgaged Property would qualify for an assumption or substitution under the Servicer's underwriting guidelines. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Promissory Note and, to the extent permitted by applicable state law, the Borrower remains liable thereon. Where an assumption is allowed pursuant to this
Section 4.12, the Servicer, with the prior written consent of the insurer under the Primary Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Borrower is released from liability and such Person is substituted as Borrower and becomes liable under the related Promissory Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

      In connection with any such assumption or substitution of liability, the Servicer shall follow the underwriting practices and procedures of prudent mortgage lenders in the state in which the related Mortgaged Property is located. With respect to an assumption or substitution of liability, Loan Interest Rate, the amount of the Monthly Payment, and the final maturity date of such Promissory Note may not be changed. The Servicer shall notify the Issuer and the Noteholders that any such substitution of liability or assumption agreement has been completed and shall forward to the Custodian the original of any such substitution of liability or assumption agreement, which document shall be added to the related Loan File and shall, for all purposes, be considered a part of such Loan File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement shall be deemed additional Servicing Compensation.

      Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 4.12, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

      Section 4.13 Satisfaction of Mortgages and Release of Loan Files.

      Upon the payment in full of any Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Issuer and the Initial Noteholder by a certification of a servicing officer of the Servicer (a "Servicing Officer"), which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to
Section 5.01 have been or will be so deposited, and shall request execution of any document necessary to satisfy the Loan and delivery to it of the portion of the Loan File held by Custodian. Upon receipt of a Request for Release and Receipt, the Custodian shall promptly release the related mortgage documents to the Servicer in accordance with the Custodial Agreement and the Servicer shall prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Issuer.

      In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Issuer or the Noteholders may have under the mortgage instruments, the Servicer, upon written demand, shall remit to the Issuer the then outstanding principal balance of the related Loan by deposit thereof in the Collection Account. The Servicer shall maintain the fidelity bond insuring the Servicer against any loss it may sustain with respect to any Loan not satisfied in accordance with the procedures set forth herein.

      From time to time and as appropriate for the servicing or foreclosure of the Loan, including for this purpose collection under any Primary Insurance Policy, the Custodian shall, upon request of the Servicer and delivery to the Custodian of a servicing receipt signed by a Servicing Officer, release the requested portion of the Loan File held by the Custodian to the Servicer. Such servicing receipt shall obligate the Servicer to return the related Mortgage documents to the Custodian when the need therefor by the Servicer no longer exists, unless the Loan has been liquidated and the

Liquidation Proceeds relating to the Loan have been deposited in the Collection Account or the Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non judicially, and the Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Loan was liquidated, the servicing receipt shall be released by the Custodian to the Servicer.

      Section 4.14 Advances by the Servicer.

      (a) Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall deposit in the Collection Account an amount equal to all payments not previously advanced by the Servicer, whether or not deferred pursuant to Section 4.01, of principal (due after the Transfer Cut-off Date) and interest not allocable to the period prior to the Transfer Cutoff Date, at the Loan Interest Rate net of the Servicing Fee, which were due on a Loan and delinquent at the close of business on the related Remittance Date; provided, however, that the Servicer shall not be required to deposit such amount if the amount on deposit in the Collection Account on that Remittance Date (exclusive of any Monthly Advance required to be effective pursuant to this Section 4.14) is at least sufficient to fund in full the items described in Sections 5.01(c)(3)(i) through 5.01(c)(3)(v) hereof on the related Payment Date, and, if the amount on deposit in the Collection Account is less than the sum of such items, the Servicer shall only be required to deposit an amount equal to the shortfall. The obligation of the Servicer to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Loan or Foreclosure Property, shall continue until a Final Recovery Determination in connection therewith; provided that, notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Servicer if such Monthly Advance would, if made, constitute a Nonrecoverable Monthly Advance. The determination by the Servicer that it has made a Nonrecoverable Monthly Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Monthly Advance, shall be evidenced by an Officers' Certificate delivered to the Issuer and the Indenture Trustee.

      (b) The Servicer will pay all out-of-pocket costs and expenses incurred in the performance of its servicing obligations including, but not limited to, the cost of (i) Preservation Expenses, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) inspection fees and expenses and (iv) the management and liquidation of Foreclosure Property but is only required to pay such costs and expenses to the extent the Servicer reasonably believes such costs and expenses will increase Net Liquidation Proceeds on the related Loan. Each such amount so paid will constitute a "Servicing Advance." The Servicer may recover Servicing Advances (x) from the Borrowers to the extent permitted by the Loans, from Liquidation Proceeds realized upon the liquidation of the related Loan and (y) as provided in Sections 5.01(c)(1)(ii) or 5.01(c)(3)(i) hereof. In no case may the Servicer recover Servicing Advances from principal and interest payments on any Loan or from any amounts relating to any other Loan except as provided pursuant to Sections 5.01(c)(1)(ii) or 5.01(c)(3)(i) hereof.

      Section 4.15 Servicing Compensation.

      As compensation for its services hereunder, the Servicer shall, subject to
Section 5.01(c), be entitled to withdraw from the Collection Account or to retain from interest payments on the Loans the amounts provided for as the Servicer's Servicing Fee. Additional servicing compensation in the form of assumption fees, non-sufficient fund fees, modification fees, substitution fees and other ancillary income, as provided in Section 4.12, and late payment charges or otherwise shall be retained by the Servicer to the extent not required to be deposited in the Collection Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

      Section 4.16 Notification of Adjustments.

      On each Adjustment Date, the Servicer shall make interest rate adjustments for each ARM in compliance with the requirements of the related Mortgage and Promissory Note. The Servicer shall execute and deliver the notices required by each Mortgage and Promissory Note regarding interest rate adjustments. The Servicer also shall provide timely notification to the Noteholders of all applicable data and information regarding such interest rate adjustments and the Servicer's methods of implementing such interest rate adjustments. Upon the discovery by the Servicer or the any Noteholder that the Servicer has failed to adjust a Loan Interest Rate or a Monthly Payment pursuant to the terms of the related Promissory Note and Mortgage, the Servicer shall immediately deposit in the Collection Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

      Section 4.17 Statement as to Compliance.

      The Servicer will deliver to the Issuer, the Indenture Trustee and the Initial Noteholder not later than 90 days following the end of each fiscal year of the Servicer, which as of the Closing Date ends on April 30, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

      Section 4.18 Independent Public Accountants' Servicing Report.

      Not later than 90 days following the end of each fiscal year of the Servicer, the Servicer at its expense shall cause a firm of independent public accountants (which may also render other services to the Servicer) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Issuer, the Indenture Trustee and the Initial Noteholder to the effect that such firm has examined certain documents and records relating to the servicing of the Loans under this Agreement and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report.

      Section 4.19 Access to Certain Documentation.

      The Servicer shall provide to the Office of Thrift Supervision, the FDIC and any other federal or state banking or insurance regulatory authority that may exercise authority over the Issuer or any Noteholder access to the documentation regarding the Loans serviced by the Servicer required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer. In addition, access to the documentation will be provided to the Issuer or any Noteholder and any Person identified to the Servicer by the Issuer or any Noteholder without charge, upon reasonable request during normal business hours at the offices of the Servicer.

      Section 4.20 Reports and Returns to be Filed by the Servicer.

      The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

      Section 4.21 Compliance with REMIC Provisions.

      If a REMIC election has been made with respect to the arrangement under which the Loans and Foreclosure Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or
(ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

      Section 4.22 Subservicing Agreements Between Servicer and Subservicers.

      The Servicer may enter into Subservicing Agreements for any servicing and administration of Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and is an Eligible Servicer. The Servicer shall give notice to the Indenture Trustee and the Initial Noteholder of the appointment of any Subservicer which is not an Affiliate of the Servicer and shall furnish to the Indenture Trustee and the Initial Noteholder a copy of the Subservicing Agreement (along with any modifications thereto) between the Servicer and any Subservicer that is not an Affiliate of the Servicer. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Loans when any Subservicer has received such payments. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement.

      Section 4.23 Successor Subservicers.

      Upon notice to the Indenture Trustee and the Initial Noteholder (except if the Subservicer is an Affiliate of the Servicer), the Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Loans or enter into a Subservicing Agreement with a successor Subservicer which qualifies under Section 4.22.

      Section 4.24 Liability of Servicer.

      The Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or otherwise, and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Loans. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer and nothing contained in such Subservicing Agreement shall be deemed to limit or modify this Agreement. The Trust shall not indemnify the Servicer for any losses due to the Servicer's negligence.

      Section 4.25 No Contractual Relationship Between Subservicer and Indenture
                   Trustee or the Securityholders.

      Any Subservicing Agreement and any other transactions or services relating to the Loans involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and no party hereto nor the Securityholders shall be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in
Section 4.26.

      Section 4.26 Assumption or Termination of Subservicing Agreement by
                   Successor Servicer.

      In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by a successor Servicer pursuant to Section 9.02, it is understood and agreed that the Servicer's rights and obligations under any Subservicing Agreement then in force between the servicer and a Subservicer may be assumed or terminated by the successor Servicer at its option without the payment of any fee (notwithstanding any contrary provision in any Subservicing Agreement).

      The Servicer shall, upon request of the successor Servicer, but at the expense of the Servicer, deliver to the assuming parry documents and records relating to each Subservicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party, without the payment of any fee by the successor Servicer, notwithstanding any contrary provision in any Subservicing Agreement.

                                    EXHIBIT G

                    FORM OF QUARTERLY COMPLIANCE CERTIFICATE

                         OPTION ONE MORTGAGE CORPORATION

                                                  Dated:_______________________

      Pursuant to that certain SALE AND SERVICING AGREEMENT, dated as of April 1, 2000 (the "Agreement"), among OPTION ONE OWNER TRUST 2001-2 (the "Issuer"), OPTION ONE LOAN WAREHOUSE CORPORATION (the "Depositor"), OPTION ONE MORTGAGE CORPORATION (the "Servicer" or "Option One") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (the "Indenture Trustee"), [name], [title] of Option One, do hereby certify that Option One is in compliance with all provisions and terms of the Agreement as of [insert compliance reporting period], including, but not limited to, those provisions and terms listed below. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Agreement.

      1. Pursuant to Section 9.01(a)(6) "Servicer Events of Default":

      (a) Option One must maintain a minimum "Tangible Net Worth" (defined and determined in accordance with GAAP and exclusive of (i) any loans outstanding to any officer or director of Option One or its Affiliates and (ii) any intangibles (other than originated or purchased servicing rights)) of $200 million as of any day.

                    IN COMPLIANCE ____ NOT IN COMPLIANCE ____

      (b) Option One may not exceed a maximum leverage ratio (the ratio of total liabilities (exclusive of non-recourse debt), determined in accordance with GAAP, to its Tangible Net Worth) of 6.0x as of any day.

                    IN COMPLIANCE _____ NOT IN COMPLIANCE ____

      (c) Option One may not exceed a maximum non-warehouse leverage ratio (the ratio of (i) the sum of (A) all funded debt (excluding debt from H&R Block or any of its Affiliates and all non-recourse debt) less (B) 100% of its mortgage loan inventory held for sale less (C) 80% of servicing advance receivables (determined and valued in accordance with GAAP) to (ii) Tangible Net Worth) of 0.50x at any time.

                    IN COMPLIANCE ______ NOT IN COMPLIANCE _________

      (d) Option One will maintain a minimum liquidity facility (defined as a committed, unsecured, non-amortizing liquidity facility from H&R Block, not to mature (scheduled or accelerated) prior to the Maturity Date) in an amount no less than $150 million. Such facility from

H&R Block cannot contain covenants or termination events more restrictive than the covenants or termination events contained in the Agreement.

                 IN COMPLIANCE _______ NOT IN COMPLIANCE _______

      2. Pursuant to the definition of Rapid Amortization Trigger in the Agreement :

      (a) The aggregate Principal Balance of all Loans that are 30 to 59 days Delinquent as of any Determination Date divided by the Pool Principal Balance as of such Determination Date is less than 7%.

                 IN COMPLIANCE _______ NOT IN COMPLIANCE ________

      (b) The aggregate Principal Balance of all Loans that are 60 to 89 days Delinquent as of any Determination Date divided by the Pool Principal Balance as of such Determination Date is less than 3%.

                 IN COMPLIANCE _______ NOT IN COMPLIANCE ______

      (c) (x) The aggregate Liquidated Loan Losses for the three calendar months preceding any Determination Date divided by (y) the average Pool Principal Balance of the Loans during such three calendar months (measured for each calendar month at the end of the Remittance Period) is less than 0.25%.

                 IN COMPLIANCE _______ NOT IN COMPLIANCE _______

      (d) The Net Portfolio Yield averaged for any three consecutive months is greater than 1.75%. Net Portfolio Yield is defined as the annualized percentage equivalent of a fraction: (i) the numerator of which is equal to accrued interest on the Loans (excluding accrued interest on Loans Delinquent over 30 days) for the related Accrual Period, less all interest, fees and expenses due to the Noteholders and less any Servicing Fees, and (ii) the denominator of which is the average Note Principal Balance for such Accrual Period plus the product of (a) 10% minus the Unfunded Transfer Obligation Percentage times (b) the aggregate average Collateral Values for such Accrual Period.

                 IN COMPLIANCE _______ NOT IN COMPLIANCE _______

      (e) The Delinquency Ratio is less than 15%. The Delinquency Ratio is defined as the percentage equivalent of a fraction: (i) the numerator of which is equal to the aggregate outstanding Principal Balance of all Loans that are Delinquent 60 days or more, including Foreclosure Property, and (ii) the denominator of which is equal to the average aggregate outstanding Principal Balance of all Loans for the three immediately preceding calendar months as of the date of determination.

                 IN COMPLIANCE _______ NOT IN COMPLIANCE _______

      (f) The Maximum Cumulative Loss Ratio has not been exceeded. Maximum Cumulative Loss Ratio is defined as, with respect to all mortgage loans originated in the same calendar year (each year's loans being considered as a single pool) and serviced by Option One (whether or not such mortgage loans are sold or contributed to the Depositor), beginning with mortgage loans originated in 1997 (measured on a static pool basis), the cumulative losses on each such pool may not exceed 1.50% in the first year, 2.25% in the second year, 2.85% in the third year, 3.60% in the fourth year and 4.25% thereafter.

                 IN COMPLIANCE __________ NOT IN COMPLIANCE _______

                                 CALCULATIONS:

1(a) TANGIBLE NET WORTH:                              Actual                Required

GAAP Net Worth:                                       $
less: Goodwill:                                       $
less: Officer / Director Loans                        $
TANGIBLE NET WORTH                                    $                     $200,000,000

1(b) MAXIMUM LEVERAGE RATIO:
                                                      Actual                Required
Total Liabilities                                     $
less: non-recourse debt                               $
ADJUSTED TOTAL LIABILITIES                            $
divided by: Tangible Net Worth (from
above)                                                $

      LEVERAGE RATIO                                  _._x                  6.0x

1(c) MAXIMUM NON-WAREHOUSE DEBT
RATIO:

Total Funded Debt                                     Actual                Required
less: debt payable to H&R Block                       $
less: non-recourse debt                               $
ADJUSTED FUNDED DEBT                                  $
less: 100% mortgage loan inventory                    $
less: 80% of servicing advance
receivables                                           $
TOTAL NON-WAREHOUSE DEBT                              $
divided by: Tangible Net Worth (from
above)                                                $

NON-WAREHOUSE DEBT LEVERAGE RATIO                                           _._x 0.50x

1(d) MINIMUM LIQUIDITY FACILITY:
                                                      Actual                Required
H&R Block Facility                                    $                     $150,000,000

      IN WITNESS WHEREOF, I have signed this certificate and affixed the seal of Option One.

Date: _____________________, 200_
                                              By: __________________________
                                              Name:
                                              Title:
(SEAL]

      I, ___________________, ____________ of Option One, do hereby certify that
________________ is the duly elected or appointed, qualified and acting of Option One, and the signature set forth above is the genuine signature of such officer on the date hereof.

                                                       By: ____________________
                                                       Name:
                                                       Title:

                                    EXHIBIT H

                              CAPITAL ADEQUACY TEST

*For each field multiply the HRB% by the Balance Sheet Amount for Required
Capital

                                                   HRB TEST      BALANCE SHEET    REQUIRED CAPITAL
Unrestricted Cash and Equivalents                     0%
Restricted Cash                                       0%
Loans Held for Sale                                   9%
Servicing Advances                                   10%
Beneficial Interests in trusts                       10%
Subprime Mortgage NIM Residual Interest              60%
Real Estate Held for Sale                            10%
Furniture and Equipment                               0%
Mortgage Servicing Rights                            25%
Prepaid Expenses and Other Assets                    10%
Accrued interest receivable                          10%
Receivable from H&R Block                             0%
Intangibles and goodwill                            100%
Deferred Tax Assets                                  10%
Derivative Assets                                    10%
          TOTAL REQUIRED CAPITAL

Total Owners Equity on Balance Sheet Date
Less: Receivables from H&R Block

Adjusted Net Worth ________________________

Adjusted Net Worth divided by Required Capital = Ratio for Capital Adequacy Test

                                       H-i